Presentation to the Board of Directors May 5, 2013 Project Intrepid EXHIBIT (C)(21) Confidential

Confidential
Disclaimer
The accompanying material was compiled on a confidential basis for use solely by the Board of Directors of Inergy, L.P. in evaluating the proposed transaction described herein. This material is not intended to provide the sole basis for evaluating the transaction, does not purport to contain all information that may be required and should not be considered a recommendation with respect to the transaction. This material was prepared for a specific use by specific persons and was not prepared with a view to public disclosure or to conform with any disclosure standards under securities laws or otherwise. Nothing contained in the accompanying material is, or shall be relied upon as, a promise or representation as to the past, the present or the future.  Greenhill does not undertake any obligation to update or revise the accompanying material.
It should be understood that the analyses, estimates, valuations and/or projections contained in the accompanying materials were prepared or derived from information publicly available or otherwise supplied by Inergy, L.P. and its affiliates or Crestwood Midstream Partners LP and its affiliates and Greenhill has assumed, without any independent verification thereof, the accuracy and completeness of such information. Greenhill does not assume any liability or responsibility therefor. Accordingly, neither Greenhill nor any of their respective officers, directors, employees, affiliates, advisors, agents or representatives warrants the accuracy or completeness of any such information, including, without limitation, the accuracy or achievability of any such estimates, valuations and/or projections. Actual results may vary from such estimates, valuations or projections and such variations may be material. The accompanying material does not constitute tax, accounting, legal or regulatory advice. This material must not be copied, reproduced, distributed or passed to others at any time without the prior written consent of Greenhill.

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

Confidential
Executive Summary
The proposed transaction involves Inergy, L.P. (“NRGY”) partnering with First Reserve, one of the largest, energy focused private equity funds and merging Inergy Midstream, L.P.
(“NRGM”) with one of First Reserve’s publicly held portfolio companies, Crestwood Midstream
Partners, L.P. (“CMLP”)
Crestwood Midstream is a midstream MLP with gathering and processing assets in six of the major US
Shale plays
CMLP has a market cap of $1.5 billion and an enterprise value of approximately $2.3 billion
Crestwood senior management will control the combined entity following the merger
Crestwood has an experienced management team led by Bob Phillips, former president of El
Paso Field Services, Enterprise Products, and GulfTerra and an industry veteran with more than 30 years of experience
Bob has been involved in a large number of complex midstream energy transactions, including the merger of GulfTerra and Enterprise Products
The proposed transaction was the result of a search conducted in early 2013 by Greenhill for a long-term value-add private equity partner for Inergy
The proposed combination of Inergy and Crestwood would be a transformative transaction that would create a large-scale midstream partnership with access to future growth projects and a high-quality foundation of stable fee-based assets
Subject to board approval, all parties are scheduled to reach a definitive agreement and announce the transaction on May 6
th
Greenhill has been asked by the Inergy, L.P. Board to deliver a fairness opinion regarding
Inergy, L.P.’s role in the transaction
Executive Summary

Confidential
Note:
(1) Projected borrowing balances on as of 9/30/2013 per NRGY Management Operating Model
(2) Projected borrowing balances on as of 9/30/2013 per NRGM Management Operating Model ; Does not include full-year impact of acquisitions and developments
Source: Inergy Management Presentation to Crestwood (4/11/2013)
Recent Transformation of Inergy
Through a series of
transactions over the past
18 months, Inergy has
evolved from a retail
propane MLP that also
conducted midstream
natural gas operations to a
midstream-focused
organization comprised of
two publicly traded MLPs
with operations across
several midstream platforms
As of September 2011
EBITDA comprised of
~50% Retail Propane &
~50% Midstream
Debt-to-EBITDA of 4.6x
IPO of Selected
Assets as Inergy
Midstream, L.P.
(NYSE: NRGM)
December 2011
$1.8bn Divestiture
of Retail Propane
Operations to
Suburban Propane
August 2012
NRGM Acquisition
of US Salt from
NRGY for
$193mm
May 2012
$425mm
Acquisition of the
COLT Hub
(Rangeland LLC)
December 2012
Inergy, L.P.
(NYSE: NRGY)
As of April 2013
General partner of NRGM
with incentive distribution
rights and significant LP
unit ownership
Stable midstream
operating assets with
growth potential
Debt-to-EBITDA of 1.9x (1)
Pure-play midstream
assets serving the
Marcellus, Bakken and
Eagle Ford shale plays
Fee based, contracted
cash flows
Debt-to-EBITDA of 4.5x (2)
Dec-11 Dec-12 Jun-12
Inergy Midstream, L.P.
(NYSE: NRGM)
Inergy, L.P.
(NYSE: NRGY)
Executive Summary

Confidential
Inergy Today
Overview of Total Inergy System
Core natural gas storage and transportation
infrastructure in the heart of the Marcellus
Shale within 200 miles of New York City and
in Texas adjacent to the Eagle Ford Shale
NGL assets and service operations uniquely
positioned for the infrastructure development
of the Marcellus, Utica, Eagle Ford and
Monterrey Shale Plays
Crude oil storage and terminaling operations
in the Bakken Shale
Solution mining and salt production
company in upstate New York
Inergy has built an
integrated midstream asset
and services portfolio
positioned to link energy
supply and demand across
geographies and time
This diverse portfolio has
produced stable cash flow
performance across varied
operating environments
given the highly contracted
nature of the revenue
streams (70% of
consolidated gross profit in
2012 was contracted)
Inergy Midstream, L.P. (NRGM) Inergy, L.P. (NRGY)
Asset Detail by Entity
General Partner and Incentive Distribution Rights
of NRGM
~66% LP Unit Interest in NRGM
Inergy Services
Coast-to-coast NGL supply and logistics
operations
West Coast Facility (NGL refinery) in Bakersfield,
CA
Tres Palacios Gas Storage Facility
38 Bcf of natural gas storage in TX near the
Eagle Ford Shale
Northeastern Marcellus Assets in NY and PA
41 Bcf of natural gas storage at Stagecoach,
Thomas Corners, Steuben, and Seneca Lake
Approximately 1 Bcf/d of natural gas
transportation pipelines
3.6mm Bbls of NGL storage at Bath and Watkins
Glen facilities (including current development)
US Salt
Salt production of 300K tons per year
COLT Hub Crude Oil Terminal in the Bakken
Shale in ND
120K BPD of crude rail loading capacity
Source: Inergy Management Presentation to Crestwood (4/11/2013)
Executive Summary
Asset Overview – Total Inergy System

Confidential
20-Day VWAP Unit Price $24.00
Units Outstanding (mm) 85.943
Market Capitalization $2,063
(+) Revolver Borrowings 278
(+) 2020 Senior Note 500
(-) Cash 0
Total Enterprise Value $2,841
Current Distribution (annualized) $1.58
Distribution Yield 6.6%
Net Debt $778
Net Debt / EBITDA 4.5x
20-Day VWAP Unit Price $21.67
Units Outstanding (mm) 131.740
Market Capitalization $2,855
(+) Revolver Borrowings 317
(+) Legacy Senior Notes 12
(+) Other Debt 3
(-) Cash 0
Total Enterprise Value $3,186
Current Distribution (annualized) $1.16
Distribution Yield 5.4%
Net Debt $331
Net Debt / EBITDA 1.9x
Inergy Today
Snapshot of Total Inergy System
Executive Summary
NRGY
Inergy
Holdings GP
NRGM
GP Control
65.7% LP Interest,
GP Control + IDRs
Remaining
Operating Assets
100% Interest
NRGM LP
Unitholders
34.3% LP
Interest
NRGY LP
Unitholders
100% LP
Interest
Inergy Partnership Organizational Structure
Note: Market data as of 5/3/2013
(1) Based on 20-day Volume Weighted Average Price (“VWAP”) as of 5/3/2013 per Bloomberg
(2) Current units outstanding as of 5/3/2013 per Inergy Management
(3) Approximately 20% of NRGY LP units held by NRGY management and other insiders
(4) Projected borrowing balances on NRGY’s $550mm Senior Secured Bank Facility as of 9/30/2013 per NRGY Management Operating Model
(5) Projected borrowing balances on NRGM’s $600mm Senior Secured Bank Facility as of 9/30/2013 per NRGM Management Operating Model
(6) Represents remaining Senior Notes not exchanged in transaction with Suburban Propane in August 2012
(7) Based on 2013E EBITDA for FYE 9/30 per NRGY and NRGM Management Operating Models; Does not include full-year impact of acquisitions and developments
Source: Company filings, Inergy Management Presentation to Crestwood (4/11/2013), FactSet
(1) (1)
(2) (2)
(3)
($ mm, except where noted)
($ mm, except where noted)
(4) (5)
(6)
(7) (7)
Summary Capitalization – Total Inergy System

Confidential
Inergy Growth Opportunities
Inergy has been successful
at driving growth in its
midstream operations over
the past several years by
focusing on three key
sources of growth:
While additional embedded
opportunities for organic
expansion and drop-downs
have been identified by
NRGY, the elevated levels of
competition and valuations
for third-party acquisitions
in the midstream space have
limited NRGY’s long-term
growth outlook
Organic expansion
projects to enhance
existing platforms
Drop-downs from
NRGY to NRGM
Selective third-party
acquisitions that
complement assets
West Coast crude receipt
facilities
Expansion of fractionation
facilities
Transportation asset
expansion
COLT facility expansion
NGL facilities connected
to COLT including
fractionation
Gathering and processing
Commonwealth pipeline
N-S Connection to
Iroquois
Marc I/N-S capacity
expansion
Watkins Glen/Seneca
Lake gas or NGL
expansion
Crude receipt facilities
NGL pipeline take-away
Salt acquisition
opportunities
NGL storage
Gas storage expansion
LNG export opportunities
Expansion to header
Fractionation
Permian crude loading
terminal
Addition to rolling transport capacity
including rail cars and trucking
Additional commercial agreements
including keep-drys, marketing, supply
and risk management agreements
Gathering and processing
Nationwide
Texas
Northeast Bakken Shale West Coast
Source: Inergy Management Presentation to Crestwood (4/11/2013)
Executive Summary

Confidential
Inergy Identified Expansion Projects
Source: Inergy Management Presentation to Crestwood (4/11/2013)
Executive Summary
Description Total Capital Investment
Expected Run-Rate
Multiple
Expected  In-Service
Watkins Glen NGL
Expansion
2.1mm Bbl underground NGL
development on US Salt property
~$65 million 7.1x July 2013
COLT Hub Expansion –
Phase I
Addition of 20,000 BPD of rail loading
capacity
~$40 million 3.1x February 2014
COLT Hub Expansion –
Phase II
Addition of 20,000 BPD of loading
capacity
~$60 million 4.6x February 2015
US Salt Gas Storage
Development
Development of solution mined
caverns to 4 Bcf of high-deliverability
gas storage
~$53 million 7.0x 2H 2015 – 1H 2016
Commonwealth  Pipeline
Project
~120 mile, 30” gas pipeline extending
from southern end of Marc I to
Chester County, PA
~$750 million
(1/3rd NRGM proportional
share)
TBD 2H 2016 – 1H 2017
Tres Palacios Header
Extension
~20 mile, 24” gas pipeline connecting
TP’s header to Copano’s Houston
Central Plant
~$35 million 7.7x July 2013
Tres Palacios Gas
Storage Expansion
9.5 Bcf expansion on TP’s existing
storage footprint
~$50 million 5.0x 1H 2015
Expansion

Confidential
Strategic Partnership Search Process
Greenhill began evaluating potential partners for Inergy in August 2012
The initial focus of the search was exclusively on large, strategic merger partners that had similar or complementary midstream energy operations
Greenhill contacted Williams Partners, Plains All American, Boardwalk Partners and MarkWest but
received limited indications of interest in pursuing a merger or acquisition due to the valuation of NRGY and NRGM
In October 2012, Greenhill and Inergy turned the focus of the partner search towards private equity firms with significant midstream energy holdings or energy investing expertise
A private equity partner could contribute appropriate portfolio assets to NRGM for growth, as well as provide deal sourcing and development capital
Greenhill approached nine potential partner firms in January 2013 and requested initial indications of interest that highlighted opportunities for creating growth at NRGM and potential portfolio companies that could be contributed to the partnership
–
ArcLight, Energy Capital Partners, First Reserve, GE Energy Capital, GSO (Blackstone), KKR,
Riverstone, TPG and Quantum Energy Partners were contacted
Three firms submitted initial proposals: Energy Capital Partners, First Reserve, and Riverstone
Greenhill and Inergy held continued conversations with Energy Capital Partners and First Reserve to further evaluate the strength of their interest, their ability to successfully partner with NRGY and NRGM, and the quality of the assets they were considering for contribution to the partnership
–
Energy Capital Partners submitted its interest in conjunction with its portfolio company Summit
Midstream
–
First Reserve submitted its interest in conjunction with its portfolio company Crestwood Midstream
–
Riverstone, while interested in pursuing a transaction, did not have attractive assets to offer the partnership
First Reserve and Crestwood Midstream ultimately showed the greatest interest and potential ability to be a long-term partner and successfully promote the growth of NRGY and NRGM
Given growing concerns of
potential headwinds to
access future growth
through acquisition, Inergy
undertook a search process
with Greenhill to identify a
potential long-term partner
(or partners) that could help
promote the growth of
NRGM and enhance the
value of NRGY (as the GP)
while also providing some
important diversification
into new geographies,
products, and services
Executive Summary

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

Crestwood
MIDSTREAM PARTNERS LP

Current Crestwood Operating Areas

Greenhill

20-Day VWAP Unit Price $24.46
Units Outstanding (mm) 59.955
Market Capitalization $1,466
(+) CMLP Revolver Borrowings 314
(+) CMM Revolver Borrowings 154
(+) 2017 Senior Notes 350
(-) Cash (0)
Total Enterprise Value $2,285
Net Debt / 2013E EBITDA 4.6x
Distribution Yield (annualized) 8.3%
FYE December 31, 2012A 2013E 2014E
Adjusted EBITDA $119 $179 $230
EV / Adj. EBITDA 19.2x 12.8x 10.0x
Crestwood Midstream Partners LP
Company Overview
Financial Overview
(1)(5)
Company Overview
Organizational Structure
Diverse portfolio of natural gas and NGL gathering,
processing, and transportation operations in the U.S.
Footprint in six leading unconventional plays (Barnett
Shale in north TX, the Fayetteville Shale in northwest
AR, the Granite Wash in the TX Panhandle, the
Marcellus Shale in northern WV, the emerging
Avalon Shale trend in southeastern NM, and the
Haynesville/Bossier Shale in western LA)
98% fixed-fee portfolio provides stable cash flows
from top-tier producers (Antero, BHP Billiton, BP,
Chesapeake, Devon, Exxon Mobil, Quicksilver)
Long-term contracts (many with initial terms through
2020) with limited commodity exposure
Crestwood is a growth-
oriented, midstream MLP
which owns and operates
predominately fee-based
gathering, processing,
treating and compression
assets servicing natural gas
producers
Formed by Quicksilver in
2004 with the contribution of
its midstream assets in the
Barnett, it went public as an
MLP
Quicksilver divested its
holdings in the MLP (and
its GP) in 2010, selling to
First Reserve
From the point of
acquisition, First Reserve
has sought to diversify the
business by basin and by
customer
Quicksilver is expected to
account for ~40% of total
revenue in 2013
(2)
Asset Snapshot
($ in millions except per unit amounts)
Notes:
(1) Financial projections per IBES consensus estimates
(2) Per Crestwood Management Presentation (4/11/2013)
(3) Based on 20-day VWAP as of 5/3/2013 per Bloomberg; CMLP current price of $23.85 as of market close on 5/3/2013
(4) Current units outstanding as of 5/3/2013 per CMLP Management
(5) Debt based on projected forward balances at 9/30/2013 per CMLP 5-Year Forecast Model from CMLP Management
Source: Company filings, FactSet, Capital IQ, Crestwood Management Presentation to Inergy (4/11/2013)
Strategic Rationale
(3)
(1)
(4)
Crestwood
Holdings LLC
CMLP Public
Unitholders
43.7% LP Interest,
GP Control + IDRs
56.3% LP Interest
Crestwood
Midstream, L.P.
(“CMLP”)
Confidential

FIRST RESERVE
CORPORATION

CALIBER MIDSTREAM

Crestwood MIDSTREAM PARTNERS LP

FIRSTECA MIDSTREAM

PBF Energy

FR MIDSTREAM HOLDINGS

CHC

BRAND ENERGY & INFRASTRUCTURE SERVICES

GLENCORE

GENPOWER

Cobalt International Energy

ABENGOA

SunEdison RESERVE

9REN NEW ENERGIES GROUP

Greenhill

First Reserve Corporation
Overview
Relevant First Reserve Leadership Company Overview
Other Portfolio Companies Selected Midstream Investments
First Reserve is a global energy-focused private
equity and infrastructure investment firm with $23.1
billion of raised capital and $18 billion in equity
invested since the Firm’s inception
First Reserve has invested in over 100 platform
acquisitions and First Reserve portfolio companies
have completed more than 350 add-on transactions
since inception
Portfolio of companies operate in ~50 countries and
span the energy industry spectrum, including natural
resources, equipment and services, midstream /
downstream and infrastructure
Founded in 1983 and headquartered in Greenwich,
CT with offices in Houston, London and Hong Kong
First Reserve is one of the
largest energy-focused
private equity firms globally
with more than $20 billion in
assets under management
First Reserve has 41 active
portfolio companies in its
Buyout Funds and $1.23
billion Infrastructure Fund,
which trade on five market
exchanges and operate in
approximately 50 countries
William E. Macaulay
Chairman & CEO
Joined at FR’s inception in 1983
Previously co-founded Meridian Capital
Company
John A. Hill
Vice Chairman
Joined at FR’s inception in 1983
Previously co-founded Meridian Capital
Company
Mark B. Florian
Managing Director
Infrastructure Fund
Joined FR in 2008 to lead energy
infrastructure fund
Previously served as Managing Director
and COO of Goldman Sachs’ Public
Sector & Infrastructure Group
Michael G. France
Managing Director
Buyout Fund
Joined FR in 2007
Previously served as Vice President in
the Natural Resources Group at Lehman
Brothers
Serves on Board of Directors of
Crestwood Midstream Partners
Publicly-traded MLP that owns and
operates diversified midstream assets
Joint venture formed with Triangle
Petroleum Corp. to provide midstream
services to producers in the Bakken
Joint venture formed with Energy
Corporation of America to own natural
gas gathering systems in the Marcellus
Publicly-traded owner and operator of
petroleum refineries in the U.S.
Platform to invest in midstream energy
companies such as pipelines, terminals
and associated midstream assets in
partnership with Kayne Anderson
Strategic Rationale
Source: Company website
Confidential
Infrastructure
Fund Portfolio
Company
Buyout Fund
Portfolio
Companies

RKI Exploration &
Production

Confidential
Strategic Rationale of Crestwood Transaction
Strategic Rationale
Benefits Considerations
Provides a clear business and management platform to
enter the more rapidly growing gathering and processing
business
Increases scale and asset diversification with midstream
assets in most U.S. shale plays
Complementary union of gathering and processing
assets with storage, pipeline, and NGL assets
Improved access to capital and ability to participate in
larger projects due to scale and scope
Fee-based income and contracted cash flows help
mitigate commodity price exposure at Crestwood
Enhances depth of management
Ongoing growth support from three active avenues:
Organic projects
Acquisitions
Drop-downs from GP
Access to capital and transactions through relationship
with First Reserve
Opportunity to become a pure-play GP with anticipated
drop-down of remaining operating assets at NRGY to
pro forma partnership
Future potential to warehouse additional development
assets before contributing to pro forma partnership
Strong private equity partner in First Reserve that is
capable of supporting the continued growth of the
business
Publicly-held units provide access to capital and
currency for future acquisitions
Enhanced, experienced management teams
Increased commodity price exposure
Deleveraging at GP level, but consolidated leverage is
increased
Increased commodity price exposure
Increased leverage
Near-term dependence on Quicksilver as a customer
while management continues to diversify by customer
and basin

INERGY. INERGY. MIDSTREAM Crestwood MIDSTREAM PARTNERS LP

Greenhill

Transaction Summary
Public Markets Snapshot
Notes:
Market data as of 5/3/2013
(1) Based on units outstanding at 5/3/2013 per management; Includes common and unregistered units
(2) Not including minority interest
(3) Based on projected LTM adjusted EBITDA and debt balances as of 9/30/2013 per NRGY and NRGM Operating Models from NRGY
Management; Does not include full-year impact of acquisitions and developments
(4) Based on projected LTM adjusted EBITDA and debt balances as of 9/30/2013 per CMLP 5-Year Forecast Model; Does not include full-year impact of acquisitions and developments
Source: Company filings, FactSet, Bloomberg, Company presentations
(2)
(3) (3) (4)
(1)
Strategic Rationale
20-day VWAP Unit Price $21.67 $24.00 $24.46
Market Capitalization $2,855 $2,063 $1,466
Enterprise Value $3,186 $2,841 $2,285
Latest Quarterly Distribution (Annualized) $1.16 $1.58 $2.04
Distribution Yield (based on VWAP) 5.35% 6.58% 8.34%
Credit Rating (Moody's / S&P) n.a. Ba3 / BB B3 / B
Leverage (Net Debt / LTM EBITDA) 1.9x 4.5x 5.2x

Confidential

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

Confidential
Transaction Process Update
Inergy informed its board of a potential transaction with First Reserve and Crestwood in early
March before entering into serious negotiations with either party
Inergy hired Vinson & Elkins as legal advisors
First Reserve and Crestwood are being advised by Citi on financial matters
First Reserve’s legal advisors are Simpson,Thacher & Bartlett
Crestwood’s legal advisors are Akin Gump
The Boards of both Crestwood and Inergy formed independent conflicts committees that hired separate financial and legal advisors
After finalizing the terms of the transaction and agreeing to a term sheet, Inergy management met with Crestwood management and First Reserve for in-depth business presentations from both sides on April 11  in Kansas City
Since that joint meeting, all parties have been mutually conducting extensive due-diligence through the use of electronic data rooms, topic specific conference calls, and specialist consultants
Due diligence was successfully completed by all parties on May 3
Initial drafts of merger agreements were exchanged between the relevant parties on April 19
Agreements have been negotiated and are tentatively agreed to by all parties (pending Board approval)
Representatives of both companies met with S&P and Moody’s to discuss the potential credit impact of the transaction on May 2  and received positive initial feedback
Process Update
Following the receipt of First
Reserve and Crestwood’s
initial indication of interest
in February, Greenhill
conducted further
discussions with First
Reserve to assess the
feasibility and attractiveness
of their proposal
Ultimately, these continued
discussions led to a series
of negotiations throughout
the month of March over the
specific proposed deal
terms
A mutually agreed-upon
term sheet was finalized the
first week of April
th
th
nd
rd

Confidential
Activity Timing Responsibility
Inergy Board notified of potential transaction
Dinner in Kansas City between Inergy and CW leadership
Term sheets exchanged and negotiated
Meeting in Kansas City between Inergy and CW leadership to finalize terms
Organizational meeting in Houston
Inergy Board transaction update call
Initial due diligence lists exchanged
Data rooms prepared
Drafting commences on merger agreements and related documents
March 5
March 6
Weeks of March 11 / 18 / 25
April 1
April 4
April 4
April 5 / 6
Week of April 8
Week of April 8
Inergy
Inergy / CW
Inergy / CW
Inergy / GHL / CW / Citi
Inergy / GHL / CW / Citi / V&E / Akin / STB
Inergy / GHL
Inergy / CW
Inergy / GHL / CW / Citi
V&E / Akin
Joint management presentations in Kansas City
Data rooms opened
Joint due diligence execution and facilitation (data room responses, meetings and calls)
Initial draft of merger agreements and related documents delivered to CW and Inergy
Inergy Board transaction update call
Negotiate merger agreements and related documents with CW
Inergy Board transaction update call
Rating agency meetings
April 11
April 14
Weeks of April 15 / 22 / 29
April 19
April 24
Weeks of April 22 / 29
May 1
May 2
Inergy / CW / GHL / Citi
Inergy / GHL / CW / Citi
Inergy / GHL / CW / Citi
V&E / STB
Inergy / GHL
Inergy / GHL / V&E / CW / Citi / STB
Inergy / GHL
Inergy / GHL / CW / Citi
Finalize communication plan and materials for employees, investors, and press
Seek final approval from Inergy Board, CW Board and FR for transaction
Signing of agreements and announcement of transaction
Hire proxy solicitor
File necessary regulatory approvals
Finalize and file registration statement/proxy statement
Close acquisition of Inergy Holdings and the GP Transaction
Receive SEC comments on registration statement/proxy statement and respond to SEC
Receive clearance from SEC
CW holds unitholder meeting and vote
Close MLP Merger
May 5
May 5
May 6
Week of May 6
May 7 and beyond
Late May
Late May
Late June / Early July
Late July
Late August / Early September
September
Inergy / GHL / PR Firm / CW / Citi
Inergy / GHL / V&E / CW / Citi / STB
Inergy / CW
Inergy / CW / FR
Inergy / V&E / GHL / CW / Akin / Citi / STB
Inergy / V&E / CW / Akin / STB
Inergy / CW
Inergy / V&E / CW / Akin / STB
Inergy / CW
CW
Inergy / CW
Intrepid Process Calendar
Targeting Announcement by May 6
Signing and Announcement
Intrepid Board Meeting / Call
Legend:
Initial
Preparation
Due Diligence /
Negotiation
Period
Final
Approvals,
Signing and
Closing
Holiday
Key Date
Historical
Process Update
Note:
(1) Please see p. 19 for transaction step detail and term definitions
(1)
(1)
March April May
S M T W T F S S M T W T F S S M T W T F S
3 4 5 6 7 8 9 31 1 2 3 4 5 6 28 29 30 1 2 3 4
10 11 12 13 14 15 16 7 8 9 10 11 12 13 5 6 7 8 9 10 11
17 18 19 20 21 22 23 14 15 16 17 18 19 20 12 13 14 15 16 17 18
24 25 26 27 28 29 30 21 22 23 24 25 26 27 19 20 21 22 23 24 25
31 1 2 3 4 5 6 28 29 30 1 2 3 4 26 27 28 29 30 31 1
th

Confidential
Current Transaction Terms
Based on Final Terms of Agreements
IHGP Acquisition
Crestwood Holdings Acquires IHGP for cash payment of $80 million
NRGY Acquisition of
Crestwood Holdings’
Interests in CMLP
(“GP Transaction”)
NRGY distributes 100% of the 56.4 million units it holds in NRGM to the existing NRGY unitholders before NRGY’s acquisition of Crestwood Holding’s GP and IDR interest in CMLP
NRGY acquires CMLP’s GP and IDR interest debt-free from Crestwood Holdings for $450 million with consideration of 39.5mm NRGY units based on a value of $11.40 per NRGY unit. The number of NRGY units is calculated by deducting the fair market value of the NRGM units distributed to the NRGY unitholders from the equity value of NRGY immediately prior to the distribution of the NRGM units. The value of the NRGY and NRGM units is based on the 20-day volume weighted average price (VWAP)
Crestwood Holdings is granted a one-time option to acquire up to a 29% interest in NRGY pro forma. Following the closing of the transaction, Crestwood Holdings will have the option to contribute to NRGY either 6.7 million CMLP units or 7.1 million NRGM units (based on the completion of the MLP merger) in exchange for 14.3 million common units of Inergy L.P., bringing Crestwood Holdings’ total position in NRGY to 29% (to be referred to as the “Top-up”
provision or option)
NRGM and CMLP Merger
(“MLP Merger”)
NRGM acquires CMLP in a 100% unit-for-unit exchange at an exchange ratio of 1.070x units of NRGM per unit of
CMLP, representing a 5% premium for CMLP units based on the 20-day VWAP. Additionally, NRGM will make a one-time cash payment to CMLP of $25 million. CMLP intends to distribute this cash, along with [$10 million] from
Crestwood Holdings, to the unaffiliated unitholders of CMLP for the purpose of mitigating CMLP unitholder distribution dilution through the calendar year 2015
The definitive agreement for MLP Merger is to be executed simultaneously with GP transaction, but the closing of
MLP Merger is not a condition of GP transaction
Note: Proposed transactions described herein subject to necessary Board approvals and appropriate shareholder votes
Process Update

Confidential
Exchange Ratio Analysis
NRGM Units Issued Per CMLP Unit at Market
Historical Exchange Ratio – Year-to-Date
Note:
Market data as of 5/3/2013
(1) Includes 675,000 additional CMLP common units acquired by the underwriters pursuant to their 30-day option granted under the terms of the original public offering of 4.5 million common units
Source: Capital IQ
18-Mar-3: CMLP announces public
offering of 5.25 million common
units at $23.90 per unit
(1)
0.971
Exchange Ratio
Historical Averages
25-Apr-13: NRGM announces
increase in quarterly cash
distribution to $0.395 from $0.390
$23.85
$24.55
$22.30
18-Apr-3: CMLP announces that it
is maintaining its quarterly cash
distribution at $0.51
Process Update
Exchange
Ratio
Premium to
Current
Current 0.971 0.0%
20-day Avg. 1.024 5.4%
1 Month Avg. 1.023 5.3%
YTD Avg. 1.044 7.5%
$18
$20
$22
$24
$26
$28
1/2 1/17 2/1 2/16 3/3 3/18 4/2 4/17 5/2
NRGY NRGM CMLP
0.900
0.950
1.000
1.050
1.100
1.150
1.200
2-Jan 13-Jan 24-Jan 4-Feb 15-Feb 26-Feb 9-Mar 20-Mar 31-Mar 11-Apr 22-Apr 3-May
Unit Performance – YTD

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

Granite Wash
22,000+ acres
10-13 year contracts
~30-40% Developed
Barnett Shale
140,000+ acres
10-20 year contracts
~60% Developed
Fayetteville Shale
100,000+ acres
15 year contracts
10-20% Developed
Marcellus Shale
136,000+ acres
20 year contract
<5% Developed
+ ROFO on Antero's Western rich gas AOD
Avalon Shale
55,000 acres to be redeveloped as rich gas play
5 year contracts
Haynesville Shale
20,000+ acres
5-10 year contracts
<20% Developed

Greenhill

Crestwood Midstream Partners LP
Operations Overview
Crestwood Asset Overview
(3)
Notes:
(1) Key operating statistics as of 4/1/2013
(2) Per CMLP Base Case 5-Year Forecast Model (excluding wedge capital) from CMLP
Management; Operating Margin defined as revenues less purchases and operating costs (excludes G&A costs); based on CMLP fiscal year ended December 31
(3) Per Crestwood management presentation (4/11/2013)
(4) NYMEX Henry Hub prices per Bloomberg; market prices as of 4/19/2013; analyst targets represent Bloomberg coverage universe
Source: Company filings, Company presentations, FactSet, Capital IQ, Bloomberg
Pro Forma Analysis
Crestwood has no direct
commodity price risk as its
contracts are fee-for-service
Its commodity exposure
exists purely from potential
volume reductions resulting
from reduced drilling and /
or production in weak
commodity price (primarily
natural gas) environments
Nat. Gas Forward Price Curve
(4)
$ per MMBtu
Key Operating Statistics
(1)(2)
Operating Metric Statistic
Miles of Pipeline 849
Processing Plants 6
Compression HP (000's) 259
Gathering Volume (MMcf/d) 1,000
Processing Volume (MMcf/d) 224
2014E Oper. Margin
$ % of Total
($ in millions)
Barnett Rich Gas $75.0 30.7%
Barnett Dry Gas 42.0 17.2%
Total Barnett $117.1 47.9%
Total Marcellus 90.2 37.0%
Fayetteville 26.1 10.7%
Granite Wash 7.4 3.0%
Haynesville 3.4 1.4%
Avalon 0.1 0.0%
Total Operating Margin $244.2 100.0%
Basin
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
2013E 2014E 2015E 2016E
Current Fwd
Analyst Median
Analyst High Analyst Low
Confidential

Confidential
Base Case (CMLP expected case)
CMLP
–
Assumes current strip pricing for future estimates of natural gas and NGL price environment
–
Projections per “Base Case” in CMLP 5-Year Forecast Model from CMLP Management
–
Projections do not include any unidentified wedge capital
–
Marcellus and Fayetteville production projected to grow significantly; Barnett activity grows steadily
NRGY and NRGM
–
Projections per “Base Case” NRGY and NRGM operating models provided by Inergy to Crestwood
–
Projections do not include any unidentified wedge capital
Upside Case
CMLP
–
Includes unidentified wedge capital spending of $200mm for the remainder of 2013 and $300mm in each forecast year thereafter at an initial 9.5x EBITDA multiple that steadily improves to a 6.5x multiple over time
–
All other assumptions per “Base Case” in CMLP 5-Year Forecast Model from CMLP Management
NRGY and NRGM
–
Assumptions and projections equivalent to those used in Base Case
Challenge Case
CMLP
–
Assumes that ongoing uncertainty in gas prices creates economic challenges for producers in dry gas regions causing them to delay development and curtail some production plans that are assumed in the “Base Case”
–
Projections per CMLP Adjusted EBITDA Forecast Model from Inergy Management
–
Projections do not include any unidentified wedge capital
–
Contraction projected in the dry gas areas of the Barnett; Reduced growth in the dry gas areas of the
Fayetteville as compared to the “Base Case”; No growth forecast in the Granite Wash
NRGY and NRGM
–
Projections per “Challenge Case” NRGY and NRGM operating models provided by Inergy to Greenhill
–
Projections do not include any unidentified wedge capital
–
Key assumption differences from “Base Case”:
>
Marc I does not re-contract the remaining 100 MMcf/d of available capacity (NRGM)
>
Commonwealth Pipeline and Seneca Lake Gas Storage growth projects are removed (NRGM)
>
Tres Palacios EBITDA remains flat at approximately $26mm during the projection period (NRGY)
Inergy management worked
during due diligence to
develop three financial
forecast cases for
Crestwood, NRGY and
NRGM
Crestwood based its “Base
Case” projections on
anticipated producer activity
given the current outlook for
natural gas prices
This producer outlook is
formed through a
combination of Crestwood’s
understanding of the drilling
economics in the core shale
plays, stated producer plans
and some permitting data
Crestwood then uses their
estimates of new well
activity to imply the volumes
that drive their financial
model through fixed fee
contracts
Pro Forma Analysis
I
III
Crestwood Forecast Scenario Overview
II

Confidential
Crestwood Forecast Scenario Overview
Key Statistics (2013E – 2017E)
(1)(3)
Pro Forma Analysis
2013E – 2017E Revenue
(2)
2013E – 2017E EBITDA
2013E – 2017E Distributable Cash Flow
($ in millions)
I
II
III
Notes:
(1) Per CMLP 5-Year Forecast Model from CMLP Management and CMLP Adjusted EBITDA Forecast Model from Inergy Management; Based on CMLP fiscal year ended December 31
(2) Revenue in Upside Case does not include revenue associated with wedge capital
(3) See pp. 92-97 for detailed projections
Source: 5-Year CMLP Forecast Model from Crestwood Management, CMLP Adjusted EBITDA Forecast Model from Inergy Management
I
II
III
I
II
III
$153
$184
$202
$216
$160
$204
$235
$260
$186
$256
$320
$379
$125 $125
$130
$0
$100
$200
$300
$400
2013E 2014E 2015E 2016E 2017E
$292
$336
$362
$387
$299
$360
$402
$439
$299
$360
$402
$439
$252 $252 $252
$0
$100
$200
$300
$400
$500
2013E 2014E 2015E 2016E 2017E
CAGR
Base Case 20.2%
Upside Case 30.7%
Challenge Case 14.8%
CAGR
Base Case 18.4%
Upside Case 29.4%
Challenge Case 14.2%
CAGR
Base Case 14.9%
Upside Case 14.9%
Challenge Case 11.3%
$208
$249
$272
$294
$215
$270
$308
$341
$254
$348
$430
$509
$173 $173
$181
$0
$150
$300
$450
$600
2013E 2014E 2015E 2016E 2017E

Confidential
Model General Assumption Overview
Transaction Terms
As per final terms of transaction agreements
Crestwood Holdings assumed to exercise “top-up” option to 29.0% NRGY ownership interest in all cases
Financial Projections
As discussed previously on p. 23
Transaction Date
Model assumes a transaction date of September 30, 2013
All debt balances per respective models as of the transaction date
All financials calendarized to September 30 fiscal year end
Coverage
NRGY (All Cases): Status quo coverage based on NRGY operating models, pro forma coverage of 1.05x
NRGM (All Cases): Status quo and pro forma coverage of 1.05x
CMLP:
–
Base Case: Status quo based on CMLP 5-year plan (no wedge capital)
–
Upside Case: Status quo based on CMLP 5-year plan (with wedge capital)
–
Challenge Case: Status quo based on Greenhill estimates to maintain current distribution or coverage of 1.05x
Synergies
GP Transaction - None
MLP Transaction - $15mm run-rate achieved in 1/3  increments annually from transaction date
Financing Assumptions
NRGY (All Cases): Status quo and pro forma cash shortfalls financed with revolver per NRGY operating models
NRGM (All Cases): Status quo per NRGM operating models, pro forma cash shortfalls financed with 50%
debt and 50% equity
Dropdown of NRGY Operating Assets
NRGY operating assets remain at NRGY
Greenhill has used the three
scenarios developed by
Inergy to sensitize the value
creation analysis previously
shared with the Board based
on the assumptions
described herein
Pro Forma Analysis
rd

Confidential
Status Quo $21.53 0.0% (0.6%) Status Quo $23.70 0.0% (1.3%)
Spin to 15% Only $20.75 (3.6%) (4.2%) Spin to 15% Only $23.70 0.0% (1.3%)
II. Challenge Case $22.74 5.6% 4.9% II. Challenge Case $23.70 0.0% (1.3%)
II. Challenge Case $24.32 13.0% 12.2% II. Challenge Case $25.89 9.3% 7.9%
NRGY 20-Day VWAP Unit Price $21.67 NRGM 20-Day VWAP Unit Price $24.00
Present Value Calculations Present Value Calculations
Premium to Premium to
PV VWAP PV VWAP
Status Quo $26.54 0.0% 22.5% Status Quo $25.39 0.0% 5.8%
Spin to 15% Only $25.78
(2.8%) 19.0%
Spin to 15% Only $25.39
0.0% 5.8%
I. Base Case $28.25
6.4% 30.4%
I. Base Case $25.39
0.0% 5.8%
III. Upside Case $31.16
17.4% 43.8%
III. Upside Case $25.39
0.0% 5.8%
I. Base Case $29.95 12.8% 38.2% I. Base Case $28.14 10.8% 17.2%
III. Upside Case $34.58 30.3% 59.6% III. Upside Case $30.37 19.6% 26.5%
Scenario Scenario
Unit
Value
Unit
Value
Summary of Unitholder Value Creation
Present Value to Inergy Unitholders
(2)
(5)
(3)(4)
(5)
(1) (1)
Pro Forma Analysis
I
(3)(4)
Standalone
GP Transaction
Only (6)
GP Transaction
& MLP Merger (7)
NRGY Unitholder NRGM Unitholder
Standalone
GP Transaction
Only (6)
GP Transaction
& MLP Merger (7)
Status Quo
Based on
NRGY &
NRGM
Challenge
Case
(2)
Status Quo
Based on
NRGY &
NRGM Base
Case
II
I
II
I
II
I
II
III III
III III
Notes:
(1) 20-day VWAP as of 5/3/2013 per Bloomberg
(2) Based on present value of projected distributions from 2014 to 2017; Assumes valuation date of September 30, 2013
(3) Simplified language; “Spin” refers to distribution of a portion of NRGM units held at NRGY to NRGY unitholders
(4) NRGY unitholder value in all “Spin” scenarios composed of present value of pro forma NRGY unit and pro rata share of pro forma NRGM unit to be distributed to NRGY unitholders
(5) Present value of projected distributions and terminal value at a 10% discount rate
(6) Scenario assumes NRGY distributes 100% of its NRGM units to NRGY unitholders and acquires CMLP GP and IDRs and a portion of CMLP common units from Crestwood Holdings; Assumes NRGM merger with CMLP is not completed
(7) Scenario assumes NRGY distributes 100% of its NRGM units to NRGY unitholders and acquires CMLP GP and IDRs and a portion of CMLP common units from Crestwood Holdings; Assumes NRGM merger with CMLP is completed

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
I. Base Case
II. Upside Case
III. Challenge Case
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

Confidential
Step #3A - NRGY Acquires Crestwood's GP & IDRs
CMLP GP Purchase Price $450.0
NRGY Pro Forma Unit Price (Post-Spin) $11.40
NRGY Units Issued to CH for GP & IDRs 39.491
Step #3B - NRGY Acquires CMLP Units from CH
CH Target Interest in Pro Forma NRGY 29.0%
NRGY Current Units Outstanding 131.740
Target NRGY Units Issued 53.809
(-) NRGY Units Issued for GP & IDRs (39.491)
Additional NRGY Units Issued to CH 14.318
NRGY Pro Forma Unit Price (Post-Spin) $11.40
Value of Additional NRGY Units Issue to CH $163.2
CMLP 20-Day VWAP Unit Price $24.46
CMLP Units Acquired from CH (at market) 6.671
Base Case Projections
Transaction Scenario Overview
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
($ in millions except per unit amounts)
Notes: Market data as of 5/3/2013
(1) 20-day VWAP as of 5/3/2013 per Bloomberg
(2) Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders
(3) Crestwood Holdings may choose to exercise “top-up” option or not; Analysis assumes option is exercised
“CH” refers to Crestwood Holdings
(3)
(2)
GP Transaction Only
Pro Forma Analysis
(1)
(1)
Pro Forma Snapshot
After Steps #1-3 (Pre-MLP Merger)
Pro Forma Units Outstanding
Beginning NRGM Units Outstanding 85.943
(+) No Change (Pre-MLP Merger) 0.000
Pro Forma NRGM Units Outstanding 85.943
Beginning NRGY Units Outstanding 131.740
(+) Units Issued for GP Transaction 53.809
Pro Forma NRGY Units Outstanding 185.550
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (56.399)
Pro Forma NRGM Units Owned by NRGY
0.000
NRGY Pro Forma Interest in NRGM 0.0%
NRGY Units Issued to CH Stakeholders 53.809
Crestwood Holdings PF Interest in NRGY 29.0%
CMLP Units Acquired by NRGY from CH 6.671
NRGY Pro Forma Interest in CMLP 11.1%
Step #1 - CH Acquires IHGP from Stakeholders
Step #2 - NRGY Distributes NRGM Units
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY 0.000
NRGM Units Distributed to Unitholders 56.399
NRGM 20-Day VWAP Unit Price $24.00
Market Value of NRGM Units Distributed $1,353.6
NRGY Current Units Outstanding 131.740
NRGY 20-Day VWAP Unit Price $21.67
NRGY Current Market Capitalization $2,854.8
(-) Market Value of Units Distributed (1,353.6)
NRGY Pro Forma Market Capitalization $1,501.2
Implied Pro Forma NRGY Unit Price $11.40
Pro Forma NRGY 2014E Distribution $0.64
Implied Pro Forma NRGY Yield 5.6%
NRGM Units Distributed to Unitholders 56.399
NRGY Current Units Outstanding 131.740
NRGM Units Distributed per NRGY Unit 0.428

Confidential
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
Note: Market data as of 5/3/2013
Pro Forma Analysis
Base Case Projections
GP Transaction Only
($ in millions, except per unit amounts)
NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from NRGY Operating Assets $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Distributions from NRGM GP Interest 19.1 24.1 28.2 36.4 0.0 0.0 0.0 0.0 19.1 24.1 28.2 36.4
Distributions from CMLP LP Interest 0.0 0.0 0.0 0.0 14.2 15.9 17.4 18.8 14.2 15.9 17.4 18.8
Distributions from CMLP GP Interest 0.0 0.0 0.0 0.0 28.1 44.0 58.4 70.8 28.1 44.0 58.4 70.8
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $107.2 $126.8 $141.6 $153.2 $149.5 $186.6 $217.4 $242.9
Interest Expense (Net) ($14.3) ($17.9) ($19.6) ($19.4) ($14.3) ($17.7) ($19.3) ($18.9)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $89.0 $105.0 $118.1 $129.9 $131.3 $165.0 $194.2 $220.0
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $84.7 $100.0 $112.5 $123.7 $125.0 $157.1 $185.0 $209.5
Beginning Common Units 131.740 131.740 131.740 131.740 53.809 185.550 185.550 185.550 185.550
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.740 131.740 131.740 131.740 185.550 185.550 185.550 185.550
Average Common Units Outstanding 131.740 131.740 131.740 131.740 185.550 185.550 185.550 185.550
Distributable Cash Flow Per LP Unit $0.68 $0.80 $0.90 $0.99 $0.71 $0.89 $1.05 $1.19
Accretion / (Dilution) (%) 4.7% 11.6% 16.8% 20.3%
Paid Distribution Per LP Unit $0.64 $0.76 $0.85 $0.94 $0.67 $0.85 $1.00 $1.13
Accretion / (Dilution) (%) 4.7% 11.6% 16.8% 20.3%
Implied NRGY Unit Price @ 5.4% yield >>> $12.02 $14.17 $15.95 $17.54 Implied NRGY Unit Price @ 5.4% yield >>> $12.59 $15.82 $18.62 $21.10
Coverage Cash $4.2 $5.0 $5.6 $6.2 $6.3 $7.9 $9.2 $10.5
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) ($3.9) ($39.6) $3.6 $4.2 ($1.9) ($36.8) $7.2 $8.5
Shortfall Coverage from Debt ($3.9) ($39.6) $0.0 $0.0 ($1.9) ($36.8) $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $11.42 $13.47 $15.15 $16.66 $11.96 $15.03 $17.69 $20.04
New Intrepid Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $0.0 $0.0 $3.6 $4.2 $0.0 $0.0 $7.2 $8.5
Beginning Total Debt $331.2 $335.0 $374.7 $371.0 $0.0 $331.2 $333.0 $369.8 $362.5
Debt Drawdown (Paydown) 3.9 39.6 (3.6) (4.2) 1.9 36.8 (7.2) (8.5)
Ending Total Debt $335.0 $374.7 $371.0 $366.8 $333.0 $369.8 $362.5 $354.1
Total Debt / Adjusted EBITDA
3.1x 3.0x 2.6x 2.4x 2.2x 2.0x 1.7x 1.5x
Total Net Debt / Adjusted EBITDA 3.1x 2.9x 2.6x 2.4x 2.2x 2.0x 1.7x 1.5x
Pro Forma Financials – NRGY

NRGY Pro Forma Yield			

NRGY Pro Forma Yield			

Greenhill

Confidential
NRGY
Status Quo
NRGY
Pro Forma
(Post-Spin)
(1)
(1)
(2)
(3)
(3)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/3/2013
(4) Represents premium to 20-day VWAP as of 5/3/2013
Pro Forma Distributions & Value Creation
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
NRGY Sensitivities
2014E Distribution Accretion
(4)
Pro Forma Analysis
Base Case Projections
GP Transaction Only
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 5.5% 4.7% 7.9%
4.50% 5.5% 4.7% 7.9%
5.00% 5.5% 4.7% 7.9%
5.35% 5.5% 4.7% 7.9%
6.00% 5.5% 4.7% 7.9%
6.50% 5.5% 4.7% 7.9%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 21.8% 24.8% 39.1%
4.50% 14.7% 16.7% 29.6%
5.00% 9.0% 10.3% 21.9%
5.35% 5.6% 6.4% 17.4%
6.00% 0.5% 0.6% 10.5%
6.50% (2.8%) (3.1%) 6.1%
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.31 $1.45 $1.57 $1.69 $31.60 8.9%
Implied NRGY Unit Price $26.54
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $26.54
NRGY Distribution (Spin & GP Transaction) $0.67 $0.85 $1.00 $1.13 $21.10 18.8%
Implied NRGY Unit Price $17.38
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $17.38
(+) Pro Rata Share of NRGM Unit Value $10.87
Adjusted Value to NRGY Unitholder $28.25
Premium to Status Quo NRGY Unit Value 6.4%
Premium to NRGY 20-Day VWAP 30.4%
Value Creation (Relative to Status Quo)

Confidential
Step #3A - NRGY Acquires Crestwood's GP & IDRs
CMLP GP Purchase Price $450.0
NRGY Pro Forma Unit Price (Post-Spin) $11.40
NRGY Units Issued to CH for GP & IDRs 39.491
Step #3B - NRGY Acquires CMLP Units from CH
CH Target Interest in Pro Forma NRGY 29.0%
NRGY Current Units Outstanding 131.740
Target NRGY Units Issued 53.809
(-) NRGY Units Issued for GP & IDRs (39.491)
Additional NRGY Units Issued to CH 14.318
NRGY Pro Forma Unit Price (Post-Spin) $11.40
Value of Additional NRGY Units Issue to CH $163.2
CMLP 20-Day VWAP Unit Price $24.46
CMLP Units Acquired from CH (at market) 6.671
Transaction Scenario Overview
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
($ in millions except per unit amounts)
Notes: Market data as of 5/3/2013
(1) Based on 20-day VWAP as of 5/3/2013 per Bloomberg
(2) Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders
(3) Crestwood Holdings may choose to exercise “top-up” option or not; if the MLP merger is completed, NRGY will receive NRGM units in the same proportion instead of CMLP units; Analysis assumes option is exercised
“CH” refers to Crestwood Holdings
(3)
Pro Forma Analysis
Base Case Projections
GP Transaction & MLP Merger
Pro Forma Snapshot
After Steps #1-4 (Pre-Dropdown)
Pro Forma Units Outstanding
Beginning NRGM Units Outstanding 85.943
(+) Units Issued to Acquire CMLP 64.154
Pro Forma NRGM Units Outstanding 150.098
Beginning NRGY Units Outstanding 131.740
(+) Units Issued for GP Transaction 53.809
Pro Forma NRGY Units Outstanding 185.550
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (56.399)
(+) NRGM Units Issued to NRGY in Merger 7.138
Pro Forma NRGM Units Owned by NRGY 7.138
NRGY Pro Forma Interest in NRGM 4.8%
NRGY Units Issued to CH Stakeholders 53.809
Crestwood Holdings PF Interest in NRGY 29.0%
CMLP Units Owned by CH Stakeholders 19.201
Merger Exchange Ratio 1.070
NRGM Units Issued to CH Stakeholders 20.546
Crestwood Holdings PF Interest in NRGM 13.7%
NRGM Units Issued to Public CMLP Unithldrs 36.471
Public CMLP Unitholder PF Interest in NRGM 24.3%
Step #4 - NRGM Merges with CMLP
CMLP 20-Day VWAP Unit Price (1) $24.46
Purchase Premium 5.0%
Purchase Price Per CMLP Unit $25.68
CMLP Total Units Outstanding 59.955
Equity Purchase Price for CMLP $1,539.8
NRGM 20-Day VWAP Unit Price $24.00
NRGM Units Issued 64.154
Implied Merger Exchange Ratio 1.070
Beginning CMLP Units Owned by CH 25.872
(-) CMLP Units Acquired by NRGY (6.671)
Pro Forma CMLP Units Owned by CH 19.201
CMLP Units "Owned" by NRGY 6.671
1.070
NRGM Units Issued to NRGY for Merger 7.138
NRGM Special Cash Distribution to CMLP
Cash Payment for Special Distribution $25.0
CMLP Units Outstanding 59.955
Special Distribution to CMLP Unitholder $0.42
Implied Premium to Current CMLP Unit Price 1.7%
Merger Exchange Ratio
Step #1 - CH Acquires IHGP from Stakeholders
Step #2 - NRGY Distributes NRGM Units
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY 0.000
NRGM Units Distributed to Unitholders 56.399
NRGM 20-Day VWAP Unit Price (1) $24.00
Market Value of NRGM Units Distributed $1,353.6
NRGY Current Units Outstanding 131.740
NRGY 20-Day VWAP Unit Price (1) $21.67
NRGY Current Market Capitalization $2,854.8
(-) Market Value of Units Distributed (1,353.6)
NRGY Pro Forma Market Capitalization $1,501.2
Implied Pro Forma NRGY Unit Price $11.40
Pro Forma NRGY 2014E Distribution (2) $0.64
Implied Pro Forma NRGY Yield 5.6%
NRGM Units Distributed to Unitholders 56.399
NRGY Current Units Outstanding 131.740
NRGM Units Distributed per NRGY Unit 0.428

Confidential
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
Note: Market data as of 5/3/2013
Pro Forma Analysis
Base Case Projections
GP Transaction & MLP Merger
($ in millions, except per unit amounts)
NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Operating Assets $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 12.6 14.0 14.9 15.8 12.6 14.0 14.9 15.8
Distributions from NRGM GP Interest 19.1 24.1 28.2 36.4 23.3 50.4 67.9 81.1 42.4 74.5 96.1 117.6
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $107.2 $126.8 $141.6 $153.2 $143.1 $191.1 $224.4 $250.1
Interest Expense (Net) ($14.3) ($17.9) ($19.6) ($19.4) ($14.3) ($17.7) ($19.3) ($18.9)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $89.0 $105.0 $118.1 $129.9 $124.9 $169.5 $201.2 $227.3
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $84.7 $100.0 $112.5 $123.7 $118.9 $161.4 $191.6 $216.5
Beginning Common Units 131.740 131.740 131.740 131.740 53.809 185.550 185.550 185.550 185.550
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.740 131.740 131.740 131.740 185.550 185.550 185.550 185.550
Average Common Units Outstanding 131.740 131.740 131.740 131.740 185.550 185.550 185.550 185.550
Distributable Cash Flow Per LP Unit $0.68 $0.80 $0.90 $0.99 $0.67 $0.91 $1.08 $1.22
Accretion / (Dilution) (%) (0.3%) 14.7% 21.0% 24.3%
Paid Distribution Per LP Unit $0.64 $0.76 $0.85 $0.94 $0.64 $0.87 $1.03 $1.17
Accretion / (Dilution) (%) (0.3%) 14.7% 21.0% 24.3%
Implied NRGY Unit Price @ 5.4% yield >>> $12.02 $14.17 $15.95 $17.54 Implied NRGY Unit Price @ 5.4% yield >>> $11.98 $16.25 $19.29 $21.79
Coverage Cash $4.2 $5.0 $5.6 $6.2 $5.9 $8.1 $9.6 $10.8
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) ($3.9) ($39.6) $3.6 $4.2 ($2.2) ($36.5) $7.6 $8.8
Shortfall Coverage from Debt ($3.9) ($39.6) $0.0 $0.0 ($2.2) ($36.5) $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $11.42 $13.47 $15.15 $16.66 $11.38 $15.44 $18.32 $20.70
New NRGY Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $0.0 $0.0 $3.6 $4.2 $0.0 $0.0 $7.6 $8.8
Beginning Total Debt $331.2 $335.0 $374.7 $371.0 $0.0 $331.2 $333.3 $369.9 $362.3
Debt Drawdown (Paydown) 3.9 39.6 (3.6) (4.2) 2.2 36.5 (7.6) (8.8)
Ending Total Debt $335.0 $374.7 $371.0 $366.8 $333.3 $369.9 $362.3 $353.5
Total Debt / Adjusted EBITDA
3.1x 3.0x 2.6x 2.4x 2.3x 1.9x 1.6x 1.4x
Total Net Debt / Adjusted EBITDA 3.1x 2.9x 2.6x 2.4x 2.3x 1.9x 1.6x 1.4x
Pro Forma Financials – NRGY

Confidential
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
Note: Market data as of 5/3/2013
Pro Forma Analysis
Base Case Projections
GP Transaction & MLP Merger
($ in millions, except per unit amounts) NRGM Status Quo (Pre-Dropdown) Adjustments NRGM Pro Forma
FYE September 30, FYE September 30,
FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Existing Operations $223.5 $242.7 $260.9 $287.5 $223.5 $242.7 $260.9 $287.5
EBITDA from NRGY Dropdown Assets 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
(+) CMLP Adjusted EBITDA 0.0 0.0 0.0 0.0 201.1 262.4 298.5 332.4 201.1 262.4 298.5 332.4
(+) Synergies 0.0 0.0 0.0 0.0 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0
Total NRGM Adjusted EBITDA $223.5 $242.7 $260.9 $287.5 $429.6 $515.0 $574.4 $634.9
Interest Expense (Net) ($42.8) ($50.7) ($55.3) ($59.8) ($89.9) ($102.2) ($108.4) ($117.1)
Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9) (7.6) (8.6) (11.1) (14.9) (15.4) (16.8) (19.7)
Total Distributable Cash Flow (To All) $173.7 $184.1 $197.3 $219.1 $324.8 $397.4 $449.1 $498.1
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs $146.3 $151.3 $159.7 $172.2 $266.9 $304.0 $331.6 $356.8
Distributions Paid to GP 19.1 24.1 28.2 36.4 42.4 74.5 96.1 117.6
Total Distributions Paid $165.4 $175.4 $187.9 $208.6 $309.4 $378.5 $427.7 $474.4
Beginning Common Units 85.943 85.943 85.943 91.724 64.154 150.098 153.240 156.958 161.283
New Units Issued 0.000 0.000 5.781 0.000 3.142 3.718 4.325 0.728
Ending Common Units 85.943 85.943 91.724 91.724 153.240 156.958 161.283 162.011
Average Common Units Outstanding 85.943 85.943 88.834 91.724 151.669 155.099 159.121 161.647
Distributable Cash Flow Per LP Unit $1.80 $1.86 $1.90 $1.99 $1.86 $2.08 $2.22 $2.35
Accretion / (Dilution) (%) 3.5% 11.8% 16.5% 18.2%
Paid Distribution Per LP Unit $1.70 $1.76 $1.80 $1.88 $1.76 $1.96 $2.08 $2.21
Accretion / (Dilution) (%) 3.4% 11.4% 15.9% 17.6%
Implied NRGM Unit Price @ 6.6% yield >>> $25.86 $26.74 $27.31 $28.52 Implied NRGM Unit Price @ 7.0% yield >>> $25.14 $28.00 $29.77 $31.53
Coverage Cash $8.3 $8.8 $9.4 $10.4 $15.5 $18.9 $21.4 $23.7
Growth Capex (67.6) (140.5) (194.3) (2.0) (98.0) (76.3) (71.7) (65.4) (165.6) (216.8) (266.0) (67.4)
Subordinated Note Issuance 0.0 200.0 0.0 0.0 0.0 0.0 0.0 0.0
Free Cash Flow (Cash Shortfall) ($59.3) $68.3 ($185.0) $8.4 ($150.1) ($197.8) ($244.6) ($43.6)
Cash (Shortfall) Coverage from Debt $0.0 $0.0 $0.0 $0.0 ($75.1) ($98.9) ($122.3) ($21.8)
Cash (Shortfall) Coverage from Equity 0.0 0.0 (150.0) 0.0 (75.1) (98.9) (122.3) (21.8)
New Equity Issue Price (5.0% Discount) $24.57 $25.40 $25.95 $27.09 $23.88 $26.60 $28.28 $29.96
New Midway Units Issued 0.000 0.000 5.781 0.000 3.142 3.718 4.325 0.728
Post-Capital Raise Free Cash Flow ($59.3) $68.3 ($35.0) $8.4 $0.0 $0.0 $0.0 $0.0
Beginning Total Debt $777.9 $837.2 $968.9 $1,003.9 $843.2 $1,621.1 $1,696.1 $1,795.0 $1,917.4
Debt Drawdown (Paydown) 59.3 131.7 35.0 (8.4) 75.1 98.9 122.3 21.8
Ending Total Debt $837.2 $968.9 $1,003.9 $995.4 $1,696.1 $1,795.0 $1,917.4 $1,939.2
Total Debt / Adjusted EBITDA 3.7x 4.0x 3.8x 3.5x 3.9x 3.5x 3.3x 3.1x
Total Net Debt / Adjusted EBITDA 3.7x 4.0x 3.8x 3.5x 3.9x 3.5x 3.3x 3.1x
Pro Forma Financials – NRGM

Confidential
NRGY
Status Quo
NRGY
Pro Forma
(Pre-Dropdown)
(1)
(1)
(2)
(3)
(3)
NRGM
Status Quo
NRGM
Pro Forma
(Pre-Dropdown)
(1)
(1)
(3)
(4)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/3/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 5/3/2013 per Bloomberg
Pro Forma Distributions & Value Creation
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
(5)
(5)
Pro Forma Analysis
Base Case Projections
GP Transaction & MLP Merger
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.31 $1.45 $1.57 $1.69 $31.60 8.9%
Implied NRGY Unit Price $26.54 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $26.54
Premium to NRGY 20-Day VWAP 22.5%
NRGY Distribution (Pre-Dropdown) $0.64 $0.87 $1.03 $1.17 $21.79 22.1%
Implied NRGY Unit Price $17.90 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $17.90
(+) Pro Rata Share of NRGM Unit Value $12.05
Adjusted Value to NRGY Unitholder $29.95
Premium to Status Quo NRGY Unit Value 12.8%
Premium to NRGY 20-Day VWAP 38.2%
2014E 2015E 2016E 2017E Terminal CAGR
NRGM Distribution (Status Quo) $1.70 $1.76 $1.80 $1.88 $28.52 3.3%
Implied NRGM Unit Price $25.39 Terminal Value Assumption:
NRGM Unitholder Interest 1.000 6.58% Capitalization Rate
Implied Value to NRGM Unitholder $25.39
Premium to NRGM 20-Day VWAP 5.8%
NRGM Distribution (Pre-Dropdown) $1.76 $1.96 $2.08 $2.21 $31.53 7.8%
Implied NRGM Unit Price $28.14 Terminal Value Assumption:
NRGM Unitholder Interest 1.000
7.00% Capitalization Rate
Implied Value to NRGM Unitholder $28.14
Premium to Status Quo NRGM Unit Value 10.8%
Premium to NRGM 20-Day VWAP 17.2%

Confidential
(1)
(1)
(3)
(4)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Represents pro rata share of $25 million one-time cash payment from NRGM to CMLP unitholders on record as of the moment immediately before MLP merger
(3) Implied yield based on Bloomberg 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/3/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 5/3/2013 per Bloomberg
Pro Forma Distributions & Value Creation (cont’d)
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
CMLP
Status Quo
CMLP
Pro Forma
(Pre-Dropdown)
(2)
(5)
(5)
Pro Forma Analysis
Base Case Projections
GP Transaction & MLP Merger
2014E 2015E 2016E 2017E Terminal CAGR
CMLP Distribution (Status Quo) $2.13 $2.38 $2.61 $2.82 $33.81 9.9%
Implied CMLP Unit Price $31.26 Terminal Value Assumption:
CMLP Unitholder Interest 1.000
8.34% Capitalization Rate
Implied Value to CMLP Unitholder $31.26
Premium to CMLP 20-Day VWAP 27.8%
NRGM Distribution (Pre-Dropdown) $1.76 $1.96 $2.08 $2.21 $31.53 7.8%
Implied NRGM Unit Price $28.14 Terminal Value Assumption:
CMLP Unitholder Interest 1.070 7.00% Capitalization Rate
Implied Value to CMLP Unitholder $30.11
(+) Special Distribution to CMLP Unitholder $0.42
Adjusted Value to CMLP Unitholder $30.53
Premium to Status Quo CMLP Unit Value (2.3%)
Premium to CMLP 20-Day VWAP 24.8%

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGM Pro Forma Yield

Greenhill

Confidential
Pro Forma Sensitivity Analysis
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
NRGY
Pro Forma Analysis
Base Case Projections
GP Transaction & MLP Merger
NRGM CMLP
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 2.5% (0.3%) 10.0%
4.50% 2.5% (0.3%) 10.0%
5.00% 2.5% (0.3%) 10.0%
5.35% 2.5% (0.3%) 10.0%
6.00% 2.5% (0.3%) 10.0%
6.50% 2.5% (0.3%) 10.0%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 16.7% 14.7% 29.6%
4.50% 16.7% 14.7% 29.6%
5.00% 16.7% 14.7% 29.6%
5.35% 16.7% 14.7% 29.6%
6.00% 16.7% 14.7% 29.6%
6.50% 16.7% 14.7% 29.6%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 30.0% 31.8% 53.3%
4.50% 22.5% 23.5% 43.2%
5.00% 16.5% 16.8% 35.1%
5.35% 13.0% 12.8% 30.3%
6.00% 7.5% 6.8% 22.9%
6.50% 4.0% 2.9% 18.3%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
5.50% 32.5% 35.3% 48.3%
6.00% 23.5% 25.8% 37.2%
6.50% 15.8% 17.7% 27.7%
7.00% 9.3% 10.8% 19.6%
7.50% 3.6% 4.8% 12.6%
8.00% (1.4%) (0.4%) 6.4%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
5.50% 22.4% 18.9% 21.9%
6.00% 14.2% 10.6% 12.9%
6.50% 7.2% 3.6% 5.2%
7.00% 1.2% (2.3%) (1.4%)
7.50% (4.0%) (7.5%) (7.1%)
8.00% (8.5%) (12.1%) (12.1%)
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
5.50% 4.0% 3.5% 8.2%
6.00% 4.0% 3.5% 8.0%
6.50% 4.0% 3.4% 7.8%
7.00% 3.9% 3.4% 7.7%
7.50% 3.9% 3.3% 7.5%
8.00% 3.8% 3.3% 7.3%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
5.50% 9.2% 11.8% 18.6%
6.00% 9.1% 11.7% 18.1%
6.50% 9.0% 11.5% 17.6%
7.00% 8.9% 11.4% 17.1%
7.50% 8.7% 11.2% 16.6%
8.00% 8.6% 11.0% 16.1%
2014E
Pro Forma
Distribution
Accretion
2015E
Pro Forma
Distribution
Accretion
Value
Creation
Relative to
Status Quo

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
I. Base Case
II. Upside Case
III. Challenge Case
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

Confidential
Step #3A - NRGY Acquires Crestwood's GP & IDRs
CMLP GP Purchase Price $450.0
NRGY Pro Forma Unit Price (Post-Spin) $11.40
NRGY Units Issued to CH for GP & IDRs 39.491
Step #3B - NRGY Acquires CMLP Units from CH
CH Target Interest in Pro Forma NRGY 29.0%
NRGY Current Units Outstanding 131.740
Target NRGY Units Issued 53.809
(-) NRGY Units Issued for GP & IDRs (39.491)
Additional NRGY Units Issued to CH 14.318
NRGY Pro Forma Unit Price (Post-Spin) $11.40
Value of Additional NRGY Units Issue to CH $163.2
CMLP 20-Day VWAP Unit Price $24.46
CMLP Units Acquired from CH (at market) 6.671
Upside Case Projections
Transaction Scenario Overview
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
($ in millions except per unit amounts)
(3)
(2)
GP Transaction Only
Pro Forma Analysis
(1)
(1)
Pro Forma Snapshot
After Steps #1-3 (Pre-MLP Merger)
Pro Forma Units Outstanding
Beginning NRGM Units Outstanding 85.943
(+) No Change (Pre-MLP Merger) 0.000
Pro Forma NRGM Units Outstanding 85.943
Beginning NRGY Units Outstanding 131.740
(+) Units Issued for GP Transaction 53.809
Pro Forma NRGY Units Outstanding 185.550
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (56.399)
Pro Forma NRGM Units Owned by NRGY
0.000
NRGY Pro Forma Interest in NRGM 0.0%
NRGY Units Issued to CH Stakeholders 53.809
Crestwood Holdings PF Interest in NRGY 29.0%
CMLP Units Acquired by NRGY from CH 6.671
NRGY Pro Forma Interest in CMLP 11.1%
Notes: Market data as of 5/3/2013
(1) 20-day VWAP as of 5/3/2013 per Bloomberg
(2) Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders
(3) Crestwood Holdings may choose to exercise “top-up” option or not; Analysis assumes option is exercised
“CH” refers to Crestwood Holdings
Step #1 - CH Acquires IHGP from Stakeholders
Step #2 - NRGY Distributes NRGM Units
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY 0.000
NRGM Units Distributed to Unitholders 56.399
NRGM 20-Day VWAP Unit Price $24.00
Market Value of NRGM Units Distributed $1,353.6
NRGY Current Units Outstanding 131.740
NRGY 20-Day VWAP Unit Price $21.67
NRGY Current Market Capitalization $2,854.8
(-) Market Value of Units Distributed (1,353.6)
NRGY Pro Forma Market Capitalization $1,501.2
Implied Pro Forma NRGY Unit Price $11.40
Pro Forma NRGY 2014E Distribution $0.64
Implied Pro Forma NRGY Yield 5.6%
NRGM Units Distributed to Unitholders 56.399
NRGY Current Units Outstanding 131.740
NRGM Units Distributed per NRGY Unit 0.428

Confidential
Upside Case Projections
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
Note: Market data as of 5/3/2013
Pro Forma Analysis
GP Transaction Only
Pro Forma Financials – NRGY
($ in millions, except per unit amounts)
NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from NRGY Operating Assets $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Distributions from NRGM GP Interest 19.1 24.1 28.2 36.4 0.0 0.0 0.0 0.0 19.1 24.1 28.2 36.4
Distributions from CMLP LP Interest 0.0 0.0 0.0 0.0 14.4 16.6 18.5 20.2 14.4 16.6 18.5 20.2
Distributions from CMLP GP Interest 0.0 0.0 0.0 0.0 31.9 58.9 83.5 108.6 31.9 58.9 83.5 108.6
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $107.2 $126.8 $141.6 $153.2 $153.5 $202.3 $243.7 $282.0
Interest Expense (Net) ($14.3) ($17.9) ($19.6) ($19.4) ($14.3) ($17.7) ($19.2) ($18.8)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $89.0 $105.0 $118.1 $129.9 $135.3 $180.7 $220.5 $259.3
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $84.7 $100.0 $112.5 $123.7 $128.8 $172.1 $210.0 $247.0
Beginning Common Units 131.740 131.740 131.740 131.740 53.809 185.550 185.550 185.550 185.550
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.740 131.740 131.740 131.740 185.550 185.550 185.550 185.550
Average Common Units Outstanding 131.740 131.740 131.740 131.740 185.550 185.550 185.550 185.550
Distributable Cash Flow Per LP Unit $0.68 $0.80 $0.90 $0.99 $0.73 $0.97 $1.19 $1.40
Accretion / (Dilution) (%) 7.9% 22.2% 32.6% 41.8%
Paid Distribution Per LP Unit $0.64 $0.76 $0.85 $0.94 $0.69 $0.93 $1.13 $1.33
Accretion / (Dilution) (%) 7.9% 22.2% 32.6% 41.8%
Implied NRGY Unit Price @ 5.4% yield >>> $12.02 $14.17 $15.95 $17.54 Implied NRGY Unit Price @ 5.4% yield >>> $12.97 $17.33 $21.15 $24.86
Coverage Cash $4.2 $5.0 $5.6 $6.2 $6.4 $8.6 $10.5 $12.3
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) ($3.9) ($39.6) $3.6 $4.2 ($1.7) ($36.0) $8.5 $10.3
Shortfall Coverage from Debt ($3.9) ($39.6) $0.0 $0.0 ($1.7) ($36.0) $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $11.42 $13.47 $15.15 $16.66 $12.32 $16.46 $20.09 $23.62
New Intrepid Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $0.0 $0.0 $3.6 $4.2 $0.0 $0.0 $8.5 $10.3
Beginning Total Debt $331.2 $335.0 $374.7 $371.0 $0.0 $331.2 $332.8 $368.8 $360.3
Debt Drawdown (Paydown) 3.9 39.6 (3.6) (4.2) 1.7 36.0 (8.5) (10.3)
Ending Total Debt $335.0 $374.7 $371.0 $366.8 $332.8 $368.8 $360.3 $350.0
Total Debt / Adjusted EBITDA 3.1x 3.0x 2.6x 2.4x 2.2x 1.8x 1.5x 1.2x
Total Net Debt / Adjusted EBITDA
3.1x 2.9x 2.6x 2.4x 2.2x 1.8x 1.5x 1.2x
Adjusted EBITDA Breakdown:

NRGY Pro Forma Yield

NRGY Pro Forma Yield

Greenhill

Confidential
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 5.5% 4.7% 7.9%
4.50% 5.5% 4.7% 7.9%
5.00% 5.5% 4.7% 7.9%
5.35% 5.5% 4.7% 7.9%
6.00% 5.5% 4.7% 7.9%
6.50% 5.5% 4.7% 7.9%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 21.8% 24.8% 39.1%
4.50% 14.7% 16.7% 29.6%
5.00% 9.0% 10.3% 21.9%
5.35% 5.6% 6.4% 17.4%
6.00% 0.5% 0.6% 10.5%
6.50% (2.8%) (3.1%) 6.1%
Upside Case Projections
NRGY
Status Quo
NRGY
Pro Forma
(Post-Spin)
(1)
(1)
(2)
(3)
(3)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/3/2013
(4) Represents premium to 20-day VWAP as of 5/3/2013 per Bloomberg
Pro Forma Distributions & Value Creation
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
NRGY Sensitivities
2014E Distribution Accretion
(4)
Pro Forma Analysis
GP Transaction Only
Value Creation (Relative to Status Quo)
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.31 $1.45 $1.57 $1.69 $31.60 8.9%
Implied NRGY Unit Price $26.54 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $26.54
NRGY Distribution (Spin & GP Transaction) $0.69 $0.93 $1.13 $1.33 $24.86 24.2%
Implied NRGY Unit Price $20.29
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $20.29
(+) Pro Rata Share of NRGM Unit Value $10.87
Adjusted Value to NRGY Unitholder $31.16
Premium to Status Quo NRGY Unit Value 17.4%
Premium to NRGY 20-Day VWAP 43.8%

Confidential
Pro Forma Snapshot
After Steps #1-4 (Pre-Dropdown)
Pro Forma Units Outstanding
Beginning NRGM Units Outstanding 85.943
(+) Units Issued to Acquire CMLP 64.154
Pro Forma NRGM Units Outstanding 150.098
Beginning NRGY Units Outstanding 131.740
(+) Units Issued for GP Transaction 53.809
Pro Forma NRGY Units Outstanding 185.550
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (56.399)
(+) NRGM Units Issued to NRGY in Merger 7.138
Pro Forma NRGM Units Owned by NRGY 7.138
NRGY Pro Forma Interest in NRGM 4.8%
NRGY Units Issued to CH Stakeholders 53.809
Crestwood Holdings PF Interest in NRGY 29.0%
CMLP Units Owned by CH Stakeholders 19.201
Merger Exchange Ratio 1.070
NRGM Units Issued to CH Stakeholders 20.546
Crestwood Holdings PF Interest in NRGM 13.7%
NRGM Units Issued to Public CMLP Unithldrs 36.471
Public CMLP Unitholder PF Interest in NRGM 24.3%
Step #3A - NRGY Acquires Crestwood's GP & IDRs
CMLP GP Purchase Price $450.0
NRGY Pro Forma Unit Price (Post-Spin) $11.40
NRGY Units Issued to CH for GP & IDRs 39.491
Step #3B - NRGY Acquires CMLP Units from CH
CH Target Interest in Pro Forma NRGY 29.0%
NRGY Current Units Outstanding 131.740
Target NRGY Units Issued 53.809
(-) NRGY Units Issued for GP & IDRs (39.491)
Additional NRGY Units Issued to CH 14.318
NRGY Pro Forma Unit Price (Post-Spin) $11.40
Value of Additional NRGY Units Issue to CH $163.2
CMLP 20-Day VWAP Unit Price $24.46
CMLP Units Acquired from CH (at market) 6.671
Upside Case Projections
Transaction Scenario Overview
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
($ in millions except per unit amounts)
(3)
Pro Forma Analysis
GP Transaction & MLP Merger
Step #4 - NRGM Merges with CMLP
CMLP 20-Day VWAP Unit Price (1) $24.46
Purchase Premium 5.0%
Purchase Price Per CMLP Unit $25.68
CMLP Total Units Outstanding 59.955
Equity Purchase Price for CMLP $1,539.8
NRGM 20-Day VWAP Unit Price $24.00
NRGM Units Issued 64.154
Implied Merger Exchange Ratio 1.070
Beginning CMLP Units Owned by CH 25.872
(-) CMLP Units Acquired by NRGY (6.671)
Pro Forma CMLP Units Owned by CH 19.201
CMLP Units "Owned" by NRGY 6.671
Merger Exchange Ratio 1.070
NRGM Units Issued to NRGY for Merger 7.138
NRGM Special Cash Distribution to CMLP
Cash Payment for Special Distribution $25.0
CMLP Units Outstanding 59.955
Special Distribution to CMLP Unitholder $0.42
Implied Premium to Current CMLP Unit Price 1.7%
Notes:  Market data as of 5/3/2013
(1)
Based on 20-day VWAP as of 5/3/2013 per Bloomberg
(2)
Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders
(3)
Crestwood Holdings may choose to exercise “top-up” option or not; if the MLP merger is completed, NRGY will receive
NRGM units in the same proportion instead of CMLP units; Analysis assumes option is exercised
“CH” refers to Crestwood Holdings
Step #1 - CH Acquires IHGP from Stakeholders
Step #2 - NRGY Distributes NRGM Units
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY 0.000
NRGM Units Distributed to Unitholders 56.399
NRGM 20-Day VWAP Unit Price (1) $24.00
Market Value of NRGM Units Distributed $1,353.6
NRGY Current Units Outstanding 131.740
NRGY 20-Day VWAP Unit Price (1)
$21.67
NRGY Current Market Capitalization $2,854.8
(-) Market Value of Units Distributed (1,353.6)
NRGY Pro Forma Market Capitalization $1,501.2
Implied Pro Forma NRGY Unit Price $11.40
Pro Forma NRGY 2014E Distribution $0.64
Implied Pro Forma NRGY Yield 5.6%
NRGM Units Distributed to Unitholders 56.399
NRGY Current Units Outstanding 131.740
NRGM Units Distributed per NRGY Unit 0.428
(2)

Confidential
Note: Market data as of 5/3/2013
Pro Forma Analysis
Upside Case Projections
GP Transaction & MLP Merger
($ in millions, except per unit amounts)
NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Operating Assets $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 13.1 14.7 15.9 17.1 13.1 14.7 15.9 17.1
Distributions from NRGM GP Interest 19.1 24.1 28.2 36.4 35.8 71.7 101.3 128.3 54.9 95.8 129.5 164.8
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $107.2 $126.8 $141.6 $153.2 $156.1 $213.2 $258.8 $298.7
Interest Expense (Net) ($14.3) ($17.9) ($19.6) ($19.4) ($14.3) ($17.6) ($19.2) ($18.7)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $89.0 $105.0 $118.1 $129.9 $137.9 $191.6 $235.7 $276.0
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $84.7 $100.0 $112.5 $123.7 $131.3 $182.5 $224.5 $262.9
Beginning Common Units 131.740 131.740 131.740 131.740 53.809 185.550 185.550 185.550 185.550
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.740 131.740 131.740 131.740 185.550 185.550 185.550 185.550
Average Common Units Outstanding 131.740 131.740 131.740 131.740 185.550 185.550 185.550 185.550
Distributable Cash Flow Per LP Unit $0.68 $0.80 $0.90 $0.99 $0.74 $1.03 $1.27 $1.49
Accretion / (Dilution) (%) 10.0% 29.6% 41.7% 50.9%
Paid Distribution Per LP Unit $0.64 $0.76 $0.85 $0.94 $0.71 $0.98 $1.21 $1.42
Accretion / (Dilution) (%) 10.0% 29.6% 41.7% 50.9%
Implied NRGY Unit Price @ 5.4% yield >>> $12.02 $14.17 $15.95 $17.54 Implied NRGY Unit Price @ 5.4% yield >>> $13.22 $18.37 $22.60 $26.47
Coverage Cash $4.2 $5.0 $5.6 $6.2 $6.6 $9.1 $11.2 $13.1
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) ($3.9) ($39.6) $3.6 $4.2 ($1.5) ($35.5) $9.2 $11.1
Shortfall Coverage from Debt ($3.9) ($39.6) $0.0 $0.0 ($1.5) ($35.5) $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $11.42 $13.47 $15.15 $16.66 $12.56 $17.45 $21.47 $25.15
New NRGY Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $0.0 $0.0 $3.6 $4.2 $0.0 $0.0 $9.2 $11.1
Beginning Total Debt $331.2 $335.0 $374.7 $371.0 $0.0 $331.2 $332.7 $368.2 $359.0
Debt Drawdown (Paydown) 3.9 39.6 (3.6) (4.2) 1.5 35.5 (9.2) (11.1)
Ending Total Debt $335.0 $374.7 $371.0 $366.8 $332.7 $368.2 $359.0 $347.8
Total Debt / Adjusted EBITDA
3.1x 3.0x 2.6x 2.4x 2.1x 1.7x 1.4x 1.2x
Total Net Debt / Adjusted EBITDA 3.1x 2.9x 2.6x 2.4x 2.1x 1.7x 1.4x 1.2x
Pro Forma Financials – NRGY
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium

Confidential
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
Note: Market data as of 5/3/2013
Pro Forma Analysis
Upside Case Projections
GP Transaction & MLP Merger
($ in millions, except per unit amounts) NRGM Status Quo (Pre-Dropdown) Adjustments NRGM Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Existing Operations $223.5 $242.7 $260.9 $287.5 $223.5 $242.7 $260.9 $287.5
EBITDA from NRGY Dropdown Assets 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
(+) CMLP Adjusted EBITDA 0.0 0.0 0.0 0.0 231.9 334.4 409.3 488.9 231.9 334.4 409.3 488.9
(+) Synergies 0.0 0.0 0.0 0.0 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0
Total NRGM Adjusted EBITDA $223.5 $242.7 $260.9 $287.5 $460.4 $587.1 $685.2 $791.4
Interest Expense (Net) ($42.8) ($50.7) ($55.3) ($59.8) ($88.4) ($114.3) ($127.4) ($145.7)
Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9) (7.6) (8.6) (11.1) (14.9) (15.4) (16.8) (19.7)
Total Distributable Cash Flow (To All) $173.7 $184.1 $197.3 $219.1 $357.1 $457.4 $541.0 $626.0
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs $146.3 $151.3 $159.7 $172.2 $285.2 $339.8 $385.7 $431.4
Distributions Paid to GP 19.1 24.1 28.2 36.4 54.9 95.8 129.5 164.8
Total Distributions Paid $165.4 $175.4 $187.9 $208.6 $340.1 $435.7 $515.2 $596.2
Beginning Common Units 85.943 85.943 85.943 91.724 64.154 150.098 161.124 168.630 177.564
New Units Issued 0.000 0.000 5.781 0.000 11.026 7.507 8.933 5.193
Ending Common Units 85.943 85.943 91.724 91.724 161.124 168.630 177.564 182.757
Average Common Units Outstanding 85.943 85.943 88.834 91.724 155.611 164.877 173.097 180.160
Distributable Cash Flow Per LP Unit $1.80 $1.86 $1.90 $1.99 $1.94 $2.19 $2.38 $2.56
Accretion / (Dilution) (%) 8.0% 17.8% 24.9% 28.6%
Paid Distribution Per LP Unit $1.70 $1.76 $1.80 $1.88 $1.83 $2.06 $2.23 $2.39
Accretion / (Dilution) (%) 7.7% 17.1% 23.9% 27.6%
Implied NRGM Unit Price @ 6.6% yield >>> $25.86 $26.74 $27.31 $28.52 Implied NRGM Unit Price @ 7.0% yield >>> $26.18 $29.45 $31.83 $34.21
Coverage Cash $8.3 $8.8 $9.4 $10.4 $17.0 $21.8 $25.8 $29.8
Growth Capex (67.6) (140.5) (194.3) (2.0) (498.0) (301.3) (371.7) (365.4) (565.6) (441.8) (566.0) (367.4)
Subordinated Note Issuance 0.0 200.0 0.0 0.0 0.0 0.0 0.0 0.0
Free Cash Flow (Cash Shortfall) ($59.3) $68.3 ($185.0) $8.4 ($548.6) ($420.0) ($540.3) ($337.5)
Cash (Shortfall) Coverage from Debt $0.0 $0.0 $0.0 $0.0 ($274.3) ($210.0) ($270.1) ($168.8)
Cash (Shortfall) Coverage from Equity 0.0 0.0 (150.0) 0.0 (274.3) (210.0) (270.1) (168.8)
New Equity Issue Price (5.0% Discount) $24.57 $25.40 $25.95 $27.09 $24.88 $27.97 $30.24 $32.50
New Midway Units Issued 0.000 0.000 5.781 0.000 11.026 7.507 8.933 5.193
Post-Capital Raise Free Cash Flow ($59.3) $68.3 ($35.0) $8.4 $0.0 $0.0 $0.0 $0.0
Beginning Total Debt $777.9 $837.2 $968.9 $1,003.9 $843.2 $1,621.1 $1,895.4 $2,105.3 $2,375.5
Debt Drawdown (Paydown) 59.3 131.7 35.0 (8.4) 274.3 210.0 270.1 168.8
Ending Total Debt $837.2 $968.9 $1,003.9 $995.4 $1,895.4 $2,105.3 $2,375.5 $2,544.3
Total Debt / Adjusted EBITDA
3.7x 4.0x 3.8x 3.5x 4.1x 3.6x 3.5x 3.2x
Total Net Debt / Adjusted EBITDA 3.7x 4.0x 3.8x 3.5x 4.1x 3.6x 3.5x 3.2x
Pro Forma Financials – NRGM

Confidential
NRGY
Status Quo
NRGY
Pro Forma
(Pre-Dropdown)
(1)
(1)
(3)
(3)
NRGM
Status Quo
NRGM
Pro Forma
(Pre-Dropdown)
(1)
(1)
(3)
(4)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on Bloomberg 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/3/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 5/3/2013 per Bloomberg
Pro Forma Distributions & Value Creation
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
(5)
(5)
Pro Forma Analysis
Upside Case Projections
GP Transaction & MLP Merger
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.31 $1.45 $1.57 $1.69 $31.60 8.9%
Implied NRGY Unit Price $26.54 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $26.54
Premium to NRGY 20-Day VWAP 22.5%
NRGY Distribution (Pre-Dropdown) $0.71 $0.98 $1.21 $1.42 $26.47 26.0%
Implied NRGY Unit Price $21.57
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $21.57
(+) Pro Rata Share of NRGM Unit Value
$13.00
Adjusted Value to NRGY Unitholder $34.58
Premium to Status Quo NRGY Unit Value
30.3%
Premium to NRGY 20-Day VWAP 59.6%
2014E 2015E 2016E 2017E Terminal CAGR
NRGM Distribution (Status Quo) $1.70 $1.76 $1.80 $1.88 $28.52 3.3%
Implied NRGM Unit Price $25.39 Terminal Value Assumption:
NRGM Unitholder Interest 1.000 6.58% Capitalization Rate
Implied Value to NRGM Unitholder $25.39
Premium to NRGM 20-Day VWAP 5.8%
NRGM Distribution (Pre-Dropdown) $1.83 $2.06 $2.23 $2.39 $34.21 9.3%
Implied NRGM Unit Price $30.37
Terminal Value Assumption:
NRGM Unitholder Interest 1.000
7.00% Capitalization Rate
Implied Value to NRGM Unitholder $30.37
Premium to Status Quo NRGM Unit Value 19.6%
Premium to NRGM 20-Day VWAP 26.5%
(2)

Confidential
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Represents pro rata share of $25 million one-time cash payment from NRGM to CMLP unitholders on record as of the moment immediately before MLP merger
(3) Implied yield based on Bloomberg 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/3/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 5/3/2013 per Bloomberg
Pro Forma Distributions & Value Creation (cont’d)
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
CMLP
Status Quo
CMLP
Pro Forma
(Pre-Dropdown)
Pro Forma Analysis
GP Transaction & MLP Merger
Upside Case Projections
(1)
(1)
(3)
(4)
(2)
(5)
(5)
2014E 2015E 2016E 2017E Terminal CAGR
CMLP Distribution (Status Quo) $2.16 $2.49 $2.77 $3.03 $36.34 12.0%
Implied CMLP Unit Price $33.39 Terminal Value Assumption:
CMLP Unitholder Interest 1.000
8.34% Capitalization Rate
Implied Value to CMLP Unitholder $33.39
Premium to CMLP 20-Day VWAP 36.5%
NRGM Distribution (Pre-Dropdown) $1.83 $2.06 $2.23 $2.39 $34.21 9.3%
Implied NRGM Unit Price $30.37 Terminal Value Assumption:
CMLP Unitholder Interest 1.070 7.00% Capitalization Rate
Implied Value to CMLP Unitholder $32.50
(+) Special Distribution to CMLP Unitholder $0.42
Adjusted Value to CMLP Unitholder $32.92
Premium to Status Quo CMLP Unit Value (1.4%)
Premium to CMLP 20-Day VWAP 34.6%

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGM Pro Forma Yield

Greenhill

Confidential
Pro Forma Sensitivity Analysis
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
2015E
Pro Forma
Distribution
Accretion
Value
Creation
Relative to
Status Quo
Pro Forma Analysis
2014E
Pro Forma
Distribution
Accretion
Upside Case Projections
GP Transaction & MLP Merger
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 2.5% (0.3%) 10.0%
4.50% 2.5% (0.3%) 10.0%
5.00% 2.5% (0.3%) 10.0%
5.35% 2.5% (0.3%) 10.0%
6.00% 2.5% (0.3%) 10.0%
6.50% 2.5% (0.3%) 10.0%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 16.7% 14.7% 29.6%
4.50% 16.7% 14.7% 29.6%
5.00% 16.7% 14.7% 29.6%
5.35% 16.7% 14.7% 29.6%
6.00% 16.7% 14.7% 29.6%
6.50% 16.7% 14.7% 29.6%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 30.0% 31.8% 53.3%
4.50% 22.5% 23.5% 43.2%
5.00% 16.5% 16.8% 35.1%
5.35% 13.0% 12.8% 30.3%
6.00% 7.5% 6.8% 22.9%
6.50% 4.0% 2.9% 18.3%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
5.50% 32.5% 35.3% 48.3%
6.00% 23.5% 25.8% 37.2%
6.50% 15.8% 17.7% 27.7%
7.00% 9.3% 10.8% 19.6%
7.50% 3.6% 4.8% 12.6%
8.00% (1.4%) (0.4%) 6.4%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
5.50% 22.4% 18.9% 21.9%
6.00% 14.2% 10.6% 12.9%
6.50% 7.2% 3.6% 5.2%
7.00% 1.2% (2.3%) (1.4%)
7.50% (4.0%) (7.5%) (7.1%)
8.00% (8.5%) (12.1%) (12.1%)
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
5.50% 4.0% 3.5% 8.2%
6.00% 4.0% 3.5% 8.0%
6.50% 4.0% 3.4% 7.8%
7.00% 3.9% 3.4% 7.7%
7.50% 3.9% 3.3% 7.5%
8.00% 3.8% 3.3% 7.3%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
5.50% 9.2% 11.8% 18.6%
6.00% 9.1% 11.7% 18.1%
6.50% 9.0% 11.5% 17.6%
7.00% 8.9% 11.4% 17.1%
7.50% 8.7% 11.2% 16.6%
8.00% 8.6% 11.0% 16.1%
NRGY NRGM CMLP

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
I. Base Case
II. Upside Case
III. Challenge Case
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

Confidential
Step #3A - NRGY Acquires Crestwood's GP & IDRs
CMLP GP Purchase Price $450.0
NRGY Pro Forma Unit Price (Post-Spin) $11.40
NRGY Units Issued to CH for GP & IDRs 39.491
Step #3B - NRGY Acquires CMLP Units from CH
CH Target Interest in Pro Forma NRGY 29.0%
NRGY Current Units Outstanding 131.740
Target NRGY Units Issued 53.809
(-) NRGY Units Issued for GP & IDRs (39.491)
Additional NRGY Units Issued to CH 14.318
NRGY Pro Forma Unit Price (Post-Spin) $11.40
Value of Additional NRGY Units Issue to CH $163.2
CMLP 20-Day VWAP Unit Price $24.46
CMLP Units Acquired from CH (at market) 6.671
Transaction Scenario Overview
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
($ in millions except per unit amounts)
Notes: Market data as of 5/3/2013
(1) 20-day VWAP as of 5/3/2013 per Bloomberg
(2) Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders
(3) Crestwood Holdings may choose to exercise “top-up” option or not; Analysis assumes option is exercised
“CH” refers to Crestwood Holdings
(3)
(2)
Pro Forma Analysis
(1)
(1)
Challenge Case Projections
GP Transaction Only
Pro Forma Snapshot
After Steps #1-3 (Pre-MLP Merger)
Pro Forma Units Outstanding
Beginning NRGM Units Outstanding 85.943
(+) No Change (Pre-MLP Merger) 0.000
Pro Forma NRGM Units Outstanding 85.943
Beginning NRGY Units Outstanding 131.740
(+) Units Issued for GP Transaction 53.809
Pro Forma NRGY Units Outstanding 185.550
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (56.399)
Pro Forma NRGM Units Owned by NRGY
0.000
NRGY Pro Forma Interest in NRGM 0.0%
NRGY Units Issued to CH Stakeholders 53.809
Crestwood Holdings PF Interest in NRGY 29.0%
CMLP Units Acquired by NRGY from CH 6.671
NRGY Pro Forma Interest in CMLP 11.1%
Step #1 - CH Acquires IHGP from Stakeholders
Step #2 - NRGY Distributes NRGM Units
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY 0.000
NRGM Units Distributed to Unitholders 56.399
NRGM 20-Day VWAP Unit Price $24.00
Market Value of NRGM Units Distributed $1,353.6
NRGY Current Units Outstanding 131.740
NRGY 20-Day VWAP Unit Price $21.67
NRGY Current Market Capitalization $2,854.8
(-) Market Value of Units Distributed (1,353.6)
NRGY Pro Forma Market Capitalization $1,501.2
Implied Pro Forma NRGY Unit Price $11.40
$0.56
Implied Pro Forma NRGY Yield 4.9%
NRGM Units Distributed to Unitholders 56.399
NRGY Current Units Outstanding 131.740
NRGM Units Distributed per NRGY Unit 0.428
Pro Forma NRGY 2014E Distribution

Confidential
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
Note: Market data as of 5/3/2013
Pro Forma Analysis
Challenge Case Projections
GP Transaction Only
($ in millions, except per unit amounts)
NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from NRGY Operating Assets $79.5 $82.6 $85.7 $89.0 $79.5 $82.6 $85.7 $89.0
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Distributions from NRGM GP Interest 15.7 19.6 20.9 22.1 0.0 0.0 0.0 0.0 15.7 19.6 20.9 22.1
Distributions from CMLP LP Interest 0.0 0.0 0.0 0.0 13.6 14.6 15.7 16.5 13.6 14.6 15.7 16.5
Distributions from CMLP GP Interest 0.0 0.0 0.0 0.0 23.9 32.5 43.0 50.1 23.9 32.5 43.0 50.1
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $95.4 $102.4 $106.8 $111.4 $132.9 $149.6 $165.6 $178.1
Interest Expense (Net) ($14.4) ($17.5) ($17.4) ($17.3) ($14.3) ($17.3) ($17.1) ($16.9)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $77.1 $81.0 $85.5 $90.2 $114.7 $128.3 $144.5 $157.3
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $73.5 $77.2 $81.4 $85.9 $109.2 $122.2 $137.6 $149.8
Beginning Common Units 131.740 131.740 131.740 131.740 53.809 185.550 185.550 185.550 185.550
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.740 131.740 131.740 131.740 185.550 185.550 185.550 185.550
Average Common Units Outstanding 131.740 131.740 131.740 131.740 185.550 185.550 185.550 185.550
Distributable Cash Flow Per LP Unit $0.59 $0.62 $0.65 $0.68 $0.62 $0.69 $0.78 $0.85
Accretion / (Dilution) (%) 5.5% 12.4% 20.0% 23.8%
Paid Distribution Per LP Unit $0.56 $0.59 $0.62 $0.65 $0.59 $0.66 $0.74 $0.81
Accretion / (Dilution) (%) 5.5% 12.4% 20.0% 23.8%
Implied NRGY Unit Price @ 5.4% yield >>> $10.42 $10.94 $11.55 $12.18 Implied NRGY Unit Price @ 5.4% yield >>> $10.99 $12.30 $13.86 $15.08
Coverage Cash $3.7 $3.9 $4.1 $4.3 $5.5 $6.1 $6.9 $7.5
Growth Capex (2.0) (2.0) (2.0) (2.0) 0.0 0.0 0.0 0.0 (2.0) (2.0) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) $1.7 $1.9 $2.1 $2.3 $3.5 $4.1 $4.9 $5.5
Shortfall Coverage from Debt $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $9.90 $10.40 $10.97 $11.57 $10.44 $11.69 $13.16 $14.33
New Intrepid Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $1.7 $1.9 $2.1 $2.3 $3.5 $4.1 $4.9 $5.5
Beginning Total Debt $332.3 $330.6 $328.8 $326.7 $0.0 $332.3 $328.8 $324.7 $319.9
Debt Drawdown (Paydown) (1.7) (1.9) (2.1) (2.3) (3.5) (4.1) (4.9) (5.5)
Ending Total Debt $330.6 $328.8 $326.7 $324.4 $328.8 $324.7 $319.9 $314.4
Total Debt / Adjusted EBITDA
3.5x 3.2x 3.1x 2.9x 2.5x 2.2x 1.9x 1.8x
Total Net Debt / Adjusted EBITDA 3.4x 3.2x 3.0x 2.9x 2.5x 2.2x 1.9x 1.8x
Pro Forma Financials – NRGY

Confidential
NRGY
Status Quo
NRGY
Pro Forma
(Post-Spin)
(1)
(1)
(2)
(3)
(3)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/3/2013
(4) Represents premium to 20-day VWAP as of 5/3/2013 per Bloomberg
Pro Forma Distributions & Value Creation
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
NRGY Sensitivities
2014E Distribution Accretion
(4)
Pro Forma Analysis
Challenge Case Projections
GP Transaction Only
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 5.5% 4.7% 7.9%
4.50% 5.5% 4.7% 7.9%
5.00% 5.5% 4.7% 7.9%
5.35% 5.5% 4.7% 7.9%
6.00% 5.5% 4.7% 7.9%
6.50% 5.5% 4.7% 7.9%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 21.8% 24.8% 39.1%
4.50% 14.7% 16.7% 29.6%
5.00% 9.0% 10.3% 21.9%
5.35% 5.6% 6.4% 17.4%
6.00% 0.5% 0.6% 10.5%
6.50% (2.8%) (3.1%) 6.1%
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.20 $1.27 $1.32 $1.35 $25.28 4.0%
Implied NRGY Unit Price $21.53
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $21.53
NRGY Distribution (Spin & GP Transaction) $0.59 $0.66 $0.74 $0.81 $15.08 11.1%
Implied NRGY Unit Price $12.59
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $12.59
(+) Pro Rata Share of NRGM Unit Value $10.14
Adjusted Value to NRGY Unitholder $22.74
Premium to Status Quo NRGY Unit Value 5.6%
Premium to NRGY 20-Day VWAP 4.9%
Value Creation (Relative to Status Quo)

Confidential
Step #1 - CH Acquires IHGP from Stakeholders
Step #2 - NRGY Distributes NRGM Units
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY 0.000
NRGM Units Distributed to Unitholders 56.399
NRGM 20-Day VWAP Unit Price $24.00
Market Value of NRGM Units Distributed $1,353.6
NRGY Current Units Outstanding 131.740
NRGY 20-Day VWAP Unit Price $21.67
NRGY Current Market Capitalization $2,854.8
(-) Market Value of Units Distributed (1,353.6)
NRGY Pro Forma Market Capitalization $1,501.2
Implied Pro Forma NRGY Unit Price $11.40
Pro Forma NRGY 2014E Distribution $0.56
Implied Pro Forma NRGY Yield 4.9%
NRGM Units Distributed to Unitholders 56.399
NRGY Current Units Outstanding 131.740
NRGM Units Distributed per NRGY Unit 0.428
Transaction Scenario Overview
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
($ in millions except per unit amounts)
(1)
Pro Forma Analysis
(2)
(1)
(1)
Challenge Case Projections
GP Transaction & MLP Merger
Pro Forma Snapshot
After Steps #1-4 (Pre-Dropdown)
Pro Forma Units Outstanding
Beginning NRGM Units Outstanding 85.943
(+) Units Issued to Acquire CMLP 64.154
Pro Forma NRGM Units Outstanding 150.098
Beginning NRGY Units Outstanding 131.740
(+) Units Issued for GP Transaction 53.809
Pro Forma NRGY Units Outstanding 185.550
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (56.399)
(+) NRGM Units Issued to NRGY in Merger 7.138
Pro Forma NRGM Units Owned by NRGY 7.138
NRGY Pro Forma Interest in NRGM 4.8%
NRGY Units Issued to CH Stakeholders 53.809
Crestwood Holdings PF Interest in NRGY 29.0%
CMLP Units Owned by CH Stakeholders 19.201
Merger Exchange Ratio 1.070
NRGM Units Issued to CH Stakeholders 20.546
Crestwood Holdings PF Interest in NRGM 13.7%
NRGM Units Issued to Public CMLP Unithldrs 36.471
Public CMLP Unitholder PF Interest in NRGM 24.3%
Step #3A - NRGY Acquires Crestwood's GP & IDRs
CMLP GP Purchase Price $450.0
NRGY Pro Forma Unit Price (Post-Spin) $11.40
NRGY Units Issued to CH for GP & IDRs 39.491
Step #3B - NRGY Acquires CMLP Units from CH
CH Target Interest in Pro Forma NRGY 29.0%
NRGY Current Units Outstanding 131.740
Target NRGY Units Issued 53.809
(-) NRGY Units Issued for GP & IDRs (39.491)
Additional NRGY Units Issued to CH 14.318
NRGY Pro Forma Unit Price (Post-Spin) $11.40
Value of Additional NRGY Units Issue to CH $163.2
CMLP 20-Day VWAP Unit Price $24.46
CMLP Units Acquired from CH (at market) 6.671
Step #4 - NRGM Merges with CMLP
CMLP 20-Day VWAP Unit Price $24.46
Purchase Premium 5.0%
Purchase Price Per CMLP Unit $25.68
CMLP Total Units Outstanding 59.955
Equity Purchase Price for CMLP $1,539.8
NRGM 20-Day VWAP Unit Price $24.00
NRGM Units Issued 64.154
Implied Merger Exchange Ratio 1.070
Beginning CMLP Units Owned by CH 25.872
(-) CMLP Units Acquired by NRGY (6.671)
Pro Forma CMLP Units Owned by CH 19.201
CMLP Units "Owned" by NRGY 6.671
Merger Exchange Ratio  1.070
NRGM Units Issued to NRGY for Merger 7.138
NRGM Special Cash Distribution to CMLP
Cash Payment for Special Distribution $25.0
CMLP Units Outstanding 59.955
Special Distribution to CMLP Unitholder $0.42
Implied Premium to Current CMLP Unit Price 1.7%
Notes:    Market data as of 5/3/2013
(1) Based on 20-day VWAP as of 5/3/2013 per Bloomberg
(2) Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders
(3) Crestwood Holdings may choose to exercise “top-up” option or not; if the MLP merger is completed, NRGY will receive
NRGM units in the same proportion instead of CMLP units; Analysis assumes option is exercised
“CH” refers to Crestwood Holdings
(3)

Confidential
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
Note: Market data as of 5/3/2013
Pro Forma Analysis
Challenge Case Projections
GP Transaction & MLP Merger
($ in millions, except per unit amounts)
NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Operating Assets $79.5 $82.6 $85.7 $89.0 $79.5 $82.6 $85.7 $89.0
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 12.3 13.3 14.0 14.4 12.3 13.3 14.0 14.4
Distributions from NRGM GP Interest 15.7 19.6 20.9 22.1 21.9 38.7 52.9 61.0 37.6 58.3 73.8 83.1
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $95.4 $102.4 $106.8 $111.4 $129.7 $154.4 $173.6 $186.8
Interest Expense (Net) ($14.4) ($17.5) ($17.4) ($17.3) ($14.3) ($17.3) ($17.1) ($16.8)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $77.1 $81.0 $85.5 $90.2 $111.4 $133.2 $152.6 $166.0
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $73.5 $77.2 $81.4 $85.9 $106.1 $126.8 $145.3 $158.1
Beginning Common Units 131.740 131.740 131.740 131.740 53.809 185.550 185.550 185.550 185.550
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.740 131.740 131.740 131.740 185.550 185.550 185.550 185.550
Average Common Units Outstanding 131.740 131.740 131.740 131.740 185.550 185.550 185.550 185.550
Distributable Cash Flow Per LP Unit $0.59 $0.62 $0.65 $0.68 $0.60 $0.72 $0.82 $0.89
Accretion / (Dilution) (%) 2.5% 16.7% 26.7% 30.7%
Paid Distribution Per LP Unit $0.56 $0.59 $0.62 $0.65 $0.57 $0.68 $0.78 $0.85
Accretion / (Dilution) (%) 2.5% 16.7% 26.7% 30.7%
Implied NRGY Unit Price @ 5.4% yield >>> $10.42 $10.94 $11.55 $12.18 Implied NRGY Unit Price @ 5.4% yield >>> $10.68 $12.77 $14.63 $15.92
Coverage Cash $3.7 $3.9 $4.1 $4.3 $5.3 $6.3 $7.3 $7.9
Growth Capex (2.0) (2.0) (2.0) (2.0) 0.0 0.0 0.0 0.0 (2.0) (2.0) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) $1.7 $1.9 $2.1 $2.3 $3.3 $4.3 $5.3 $5.9
Shortfall Coverage from Debt $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $9.90 $10.40 $10.97 $11.57 $10.14 $12.13 $13.90 $15.12
New NRGY Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $1.7 $1.9 $2.1 $2.3 $3.3 $4.3 $5.3 $5.9
Beginning Total Debt $332.3 $330.6 $328.8 $326.7 $0.0 $332.3 $329.0 $324.7 $319.4
Debt Drawdown (Paydown) (1.7) (1.9) (2.1) (2.3) (3.3) (4.3) (5.3) (5.9)
Ending Total Debt $330.6 $328.8 $326.7 $324.4 $329.0 $324.7 $319.4 $313.5
Total Debt / Adjusted EBITDA
3.5x 3.2x 3.1x 2.9x 2.5x 2.1x 1.8x 1.7x
Total Net Debt / Adjusted EBITDA 3.4x 3.2x 3.0x 2.9x 2.5x 2.1x 1.8x 1.7x
Pro Forma Financials – NRGY

Confidential
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
Note: Market data as of 5/3/2013
(1) Includes $40 million earn-out payment to Antero related to performance in the Marcellus; Assumed financed with CMLP revolver borrowing
Pro Forma Analysis
Challenge Case Projections
GP Transaction & MLP Merger
($ in millions, except per unit amounts) NRGM Status Quo (Pre-Dropdown) Adjustments NRGM Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Existing Operations $216.5 $231.9 $238.3 $240.5 $216.5 $231.9 $238.3 $240.5
EBITDA from NRGY Dropdown Assets 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
(+) CMLP Adjusted EBITDA 0.0 0.0 0.0 0.0 199.4 239.1 266.7 288.8 199.4 239.1 266.7 288.8
(+) Synergies 0.0 0.0 0.0 0.0 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0
Total NRGM Adjusted EBITDA $216.5 $231.9 $238.3 $240.5 $420.9 $481.1 $519.9 $544.3
Interest Expense (Net) ($43.0) ($49.5) ($52.8) ($52.5) ($91.7) ($104.2) ($107.4) ($108.6)
Maintenance Capex (7.0) (7.8) (8.0) (8.0) (7.9) (7.6) (8.6) (11.1) (14.9) (15.3) (16.6) (19.1)
Total Distributable Cash Flow (To All) $166.5 $174.7 $177.5 $180.0 $314.4 $361.5 $395.9 $416.6
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs $142.9 $146.8 $148.1 $149.3 $261.8 $286.0 $303.3 $313.7
Distributions Paid to GP 15.7 19.6 20.9 22.1 37.6 58.3 73.8 83.1
Total Distributions Paid $158.6 $166.4 $169.0 $171.4 $299.4 $344.3 $377.1 $396.8
Beginning Common Units 85.943 85.943 85.943 85.943 64.154 150.098 152.913 154.745 155.454
New Units Issued 0.000 0.000 0.000 0.000 2.815 1.832 0.709 0.648
Ending Common Units 85.943 85.943 85.943 85.943 152.913 154.745 155.454 156.102
Average Common Units Outstanding 85.943 85.943 85.943 85.943 151.505 153.829 155.099 155.778
Distributable Cash Flow Per LP Unit $1.76 $1.80 $1.82 $1.84 $1.83 $1.97 $2.08 $2.14
Accretion / (Dilution) (%) 4.1% 9.2% 14.0% 16.5%
Paid Distribution Per LP Unit $1.66 $1.71 $1.72 $1.74 $1.73 $1.86 $1.96 $2.01
Accretion / (Dilution) (%) 3.9% 8.9% 13.5% 15.9%
Implied NRGM Unit Price @ 6.6% yield >>> $25.26 $25.94 $26.18 $26.39 Implied NRGM Unit Price @ 7.0% yield >>> $24.69 $26.56 $27.94 $28.77
Coverage Cash $7.9 $8.3 $8.5 $8.6 $15.0 $17.2 $18.9 $19.8
Growth Capex (45.9) (47.0) (2.0) (2.0) (101.1) (62.7) (54.5) (53.3) (147.0) (109.7) (56.5) (55.3)
Subordinated Note Issuance 0.0 200.0 0.0 0.0 0.0 0.0 0.0 0.0
Free Cash Flow (Cash Shortfall) ($38.0) $161.4 $6.5 $6.6 ($132.1) ($92.4) ($37.6) ($35.4)
Cash (Shortfall) Coverage from Debt $0.0 $0.0 $0.0 $0.0 ($66.0) ($46.2) ($18.8) ($17.7)
Cash (Shortfall) Coverage from Equity 0.0 0.0 0.0 0.0 (66.0) (46.2) (18.8) (17.7)
New Equity Issue Price (5.0% Discount) $23.99 $24.65 $24.87 $25.07 $23.45 $25.23 $26.54 $27.33
New Midway Units Issued 0.000 0.000 0.000 0.000 2.815 1.832 0.709 0.648
Post-Capital Raise Free Cash Flow ($38.0) $161.4 $6.5 $6.6 $0.0 $0.0 $0.0 $0.0
Beginning Total Debt $781.4 $819.4 $858.0 $851.6 $883.2 $1,664.6 $1,730.6 $1,776.9 $1,795.7
Debt Drawdown (Paydown) 38.0 38.6 (6.5) (6.6) 66.0 46.2 18.8 17.7
Ending Total Debt $819.4 $858.0 $851.6 $845.0 $1,730.6 $1,776.9 $1,795.7 $1,813.4
Total Debt / Adjusted EBITDA
3.8x 3.7x 3.6x 3.5x 4.1x 3.7x 3.5x 3.3x
Total Net Debt / Adjusted EBITDA 3.8x 3.7x 3.6x 3.5x 4.1x 3.7x 3.5x 3.3x
(1)
Pro Forma Financials – NRGM

Confidential
NRGY
Status Quo
NRGY
Pro Forma
(Pre-Dropdown)
(1)
(1)
(2)
(3)
(3)
NRGM
Status Quo
NRGM
Pro Forma
(Pre-Dropdown)
(1)
(1)
(3)
(4)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on Bloomberg 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/3/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 5/3/2013 per Bloomberg
Pro Forma Distributions & Value Creation
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
(5)
(5)
Pro Forma Analysis
Challenge Case Projections
GP Transaction & MLP Merger
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.20 $1.27 $1.32 $1.35 $25.28 4.0%
Implied NRGY Unit Price $21.53 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $21.53
Premium to NRGY 20-Day VWAP (0.6%)
NRGY Distribution (Pre-Dropdown) $0.57 $0.68 $0.78 $0.85 $15.92 14.2%
Implied NRGY Unit Price $13.24 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $13.24
(+) Pro Rata Share of NRGM Unit Value $11.08
Adjusted Value to NRGY Unitholder $24.32
Premium to Status Quo NRGY Unit Value 13.0%
Premium to NRGY 20-Day VWAP 12.2%
2014E 2015E 2016E 2017E Terminal CAGR
NRGM Distribution (Status Quo) $1.66 $1.71 $1.72 $1.74 $26.39 1.5%
Implied NRGM Unit Price $23.70 Terminal Value Assumption:
NRGM Unitholder Interest 1.000 6.58% Capitalization Rate
Implied Value to NRGM Unitholder $23.70
Premium to NRGM 20-Day VWAP (1.3%)
NRGM Distribution (Pre-Dropdown) $1.73 $1.86 $1.96 $2.01 $28.77 5.2%
Implied NRGM Unit Price $25.89 Terminal Value Assumption:
NRGM Unitholder Interest 1.000
7.00% Capitalization Rate
Implied Value to NRGM Unitholder $25.89
Premium to Status Quo NRGM Unit Value 9.3%
Premium to NRGM 20-Day VWAP 7.9%

Confidential
(1)
(1)
(3)
(4)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Represents pro rata share of $25 million one-time cash payment from NRGM to CMLP unitholders on record as of the moment immediately before MLP merger
(3) Implied yield based on Bloomberg 20-day VWAP and latest quarterly distribution (annualized); Market data as of 5/3/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 5/3/2013 per Bloomberg
Pro Forma Distributions & Value Creation (cont’d)
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
CMLP
Status Quo
CMLP
Pro Forma
(Pre-Dropdown)
(2)
(5)
(5)
Pro Forma Analysis
Challenge Case Projections
GP Transaction & MLP Merger
2014E 2015E 2016E 2017E Terminal CAGR
CMLP Distribution (Status Quo) $2.04 $2.19 $2.36 $2.48 $29.72 6.6%
Implied CMLP Unit Price $27.78 Terminal Value Assumption:
CMLP Unitholder Interest 1.000
8.34% Capitalization Rate
Implied Value to CMLP Unitholder $27.78
Premium to CMLP 20-Day VWAP 13.6%
NRGM Distribution (Pre-Dropdown) $1.73 $1.86 $1.96 $2.01 $28.77 5.2%
Implied NRGM Unit Price $25.89 Terminal Value Assumption:
CMLP Unitholder Interest 1.070
7.00% Capitalization Rate
Implied Value to CMLP Unitholder $27.70
(+) Special Distribution to CMLP Unitholder $0.42
Adjusted Value to CMLP Unitholder $28.12
Premium to Status Quo CMLP Unit Value 1.2%
Premium to CMLP 20-Day VWAP 15.0%

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGM Pro Forma Yield

Greenhill

Confidential
Pro Forma Sensitivity Analysis
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
2015E
Pro Forma
Distribution
Accretion
Value
Creation
Relative to
Status Quo
Pro Forma Analysis
2014E
Pro Forma
Distribution
Accretion
Challenge Case Projections
GP Transaction & MLP Merger
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 2.5% (0.3%) 10.0%
4.50% 2.5% (0.3%) 10.0%
5.00% 2.5% (0.3%) 10.0%
5.35% 2.5% (0.3%) 10.0%
6.00% 2.5% (0.3%) 10.0%
6.50% 2.5% (0.3%) 10.0%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 16.7% 14.7% 29.6%
4.50% 16.7% 14.7% 29.6%
5.00% 16.7% 14.7% 29.6%
5.35% 16.7% 14.7% 29.6%
6.00% 16.7% 14.7% 29.6%
6.50% 16.7% 14.7% 29.6%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
4.00% 30.0% 31.8% 53.3%
4.50% 22.5% 23.5% 43.2%
5.00% 16.5% 16.8% 35.1%
5.35% 13.0% 12.8% 30.3%
6.00% 7.5% 6.8% 22.9%
6.50% 4.0% 2.9% 18.3%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
5.50% 32.5% 35.3% 48.3%
6.00% 23.5% 25.8% 37.2%
6.50% 15.8% 17.7% 27.7%
7.00% 9.3% 10.8% 19.6%
7.50% 3.6% 4.8% 12.6%
8.00% (1.4%) (0.4%) 6.4%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
5.50% 22.4% 18.9% 21.9%
6.00% 14.2% 10.6% 12.9%
6.50% 7.2% 3.6% 5.2%
7.00% 1.2% (2.3%) (1.4%)
7.50% (4.0%) (7.5%) (7.1%)
8.00% (8.5%) (12.1%) (12.1%)
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
5.50% 4.0% 3.5% 8.2%
6.00% 4.0% 3.5% 8.0%
6.50% 4.0% 3.4% 7.8%
7.00% 3.9% 3.4% 7.7%
7.50% 3.9% 3.3% 7.5%
8.00% 3.8% 3.3% 7.3%
Projection Scenario
Challenge
Case
Base
Case
Upside
Case
5.50% 9.2% 11.8% 18.6%
6.00% 9.1% 11.7% 18.1%
6.50% 9.0% 11.5% 17.6%
7.00% 8.9% 11.4% 17.1%
7.50% 8.7% 11.2% 16.6%
8.00% 8.6% 11.0% 16.1%
NRGY NRGM CMLP

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

Confidential
The scope of Greenhill’s fairness opinion is limited to the two components of the transaction between NRGY and
Crestwood Holdings as described in the preceding materials
NRGY’s acquisition of CMLP’s GP and IDRs from Crestwood Holdings for $450mm
NRGY’s acquisition of 6.7mm CMLP LP units owned by Crestwood Holdings at a market price (calculated as the trailing 20-day VWAP) in order to “top-up” Crestwood Holdings’ ownership of NRGY to 29%
–
For the purposes of Greenhill’s fairness opinion, we have assumed that the MLP merger is not completed (as it is not contingent to closing) and that CMLP exercises its “top-up” option in CMLP units
Therefore, Greenhill’s analysis focuses solely on the valuation of the two assets being acquired by NRGY:
The CMLP GP and IDRs
–
Acquired debt free from Crestwood Holdings
–
Entitles owner to control of CMLP and a stream of cash payments based on the amount of cash distributed at CMLP to LP unitholders
–
Projections for the cash flow to this asset are based on the three scenarios previously detailed on p. 23 and Wall Street research
CMLP LP Units
–
Each LP unit represents a proportionate equity ownership interest in the underlying MLP
–
Entitles owner to a quarterly distribution from underlying MLP and ongoing equity ownership
–
Projections for CMLP operations and projected distribution levels based on the three scenarios previously detailed on p. 23 and IBES consensus estimates
Greenhill employed the following valuation methodologies to assess the valuation of each asset:
The CMLP GP and IDRs
–
Comparable peer trading multiple analysis
–
Precedent transaction multiple analysis
–
Discounted cash flow analysis
CMLP LP Units
–
Comparable peer trading multiple analysis
–
Precedent transaction multiple and premiums paid analysis
–
Distribution Discount Analysis
Greenhill Valuation
Analysis Introduction and Overview
Valuation Summary
Greenhill, in its capacity as
advisor to NRGY, has been
asked to deliver a fairness
opinion regarding NRGY’s
role in the proposed
transaction with Crestwood
to the Board of NRGY
CMLP IDR Split Structure
% Allocation
To LPs To GP
First $0.345 98.0% 2.0%
Second $0.375 85.0% 15.0%
Third $0.450 75.0% 25.0%
Thereafter 50.0% 50.0%
Split Tier
Up To
Amt. ($)
(1)
Note:
(1) Based on quarterly distribution; Current CMLP declared quarterly distribution of $0.51

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
5. Valuation Summary
I. GP & IDRs of Crestwood Midstream Partners
II. Crestwood Midstream Partners LP
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

$405 $450
$405 $450
$417 $463
$356 $396
$432 $518
$455 $546
$547 $656
$444 $533
$500 $643
$500 $643
$514 $661
$440 $566
$576 $720
$607 $759
$729 $911
$592 $740
$450 $563
$450 $563
$463 $579
$396 $495
$518 $633
$546 $668
$656 $802
$533 $651
$662 $1,080
$905 $1,487
$1,379
$300
$600
$900
$1,200
$1,500

Greenhill

Confidential
12.0% WACC -
-
Comparable
Trading
Companies
GP & IDRs of Crestwood Midstream Partners
Valuation Football Field
Implied Enterprise Value Methodology
Metric / Statistic Low High
Precedent
Transactions
Discounted
Cash
Flow
2013E
EBITDA
2014E
EBITDA
2013E
Cash Flow
$23m
$23m
$23m
$20m
$29m
$30m
$36m
$30m
$23m
$23m
$23m
$20m
2014E
Cash Flow
2014E
Cash Flow
2013E-2017E
Cash Flow
Based on midstream general partner
precedent transaction multiples
(See p. 61 for detail)
18.0x Cash Flows 22.0x Cash Flows
Based on midstream general partner
precedent transaction multiples
(See p. 61 for detail)
4.0% Terminal Yield 6.0% Terminal Yield
8.0% WACC
Valuation Summary: GP & IDRs of Crestwood Midstream Partners
18.0x EBITDA 20.0x EBITDA
Based on current trading levels of public
midstream general partners
(See p. 60 for detail)
15.0x EBITDA 18.0x EBITDA
Based on current trading levels of public
midstream general partners
(See p. 60 for detail)
4.5% Yield 3.5% Yield
Based on current trading levels of public
midstream general partners
(See p. 60 for detail)
20.0x Cash Flows 25.0x Cash Flows
Acquisition Price
$450 million
2013E
Cash Flow
5.0% Yield 4.0% Yield
Based on current trading levels of public
midstream general partners
(See p. 60 for detail)
($ in millions)
Implied Valuation Metrics
Notes:
(1) CMLP GP and IDRs to be acquired debt free from Crestwood Holdings
(2) Per Base Case from CMLP 5-Year Forecast Model from CMLP Management; All statistics presented on a 12/31 FYE
(3) Enterprise Value and Equity Value equivalent for CMLP GP & IDRs as being acquired with no debt
(4) Based on average of latest analyst estimates from selected brokers (RBC Capital Markets, Wells Fargo Securities)
(2)
-
-
-
-
-
-
(1)
(3)
$29m
$30m
$36m
$30m
Base Case
Challenge Case
Upside Case
Wall Street Consensus
($ in millions)
$2,500
Based on current trading levels and
WACC analysis of public
general partners
(See pp. 62-63 for detail)
$29m
$30m
$36m
$30m
$23m
$23m
$23m
$20m
(2)
(2)
$2,283
(4)

Confidential
NRGY Acqusition of CMLP GP & IDRs
Acquisition Price $450
$ Mult
2013E IDR Cash Flows $22.5 20.0x
2014E IDR Cash Flows $30.4 14.8x
LTM Statistics
IDR Cash Flows (3/31/13) $15.6 28.8x
IDR Cash Flows (6/30/13) $17.4 25.9x

Confidential
Selected Range Implied Enterprise Value
EBITDA Multiple Low High Low High
Challenge Case $22.5 18.0x 20.0x $405 $450
Base Case $22.5 18.0x 20.0x $405 $450
Upside Case $23.2 18.0x 20.0x $417 $463
Wall Street Consensus $19.8 18.0x 20.0x
$356 $396
Challenge Case $28.8 15.0x 18.0x $432 $518
Base Case $30.4 15.0x 18.0x $455 $546
Upside Case $36.4 15.0x 18.0x $547 $656
Wall Street Consensus $29.6 15.0x 18.0x
$444 $533
Distribution Yield
Challenge Case $22.5 4.5% 3.5% $500 $643
Base Case $22.5 4.5% 3.5% $500 $643
Upside Case $23.2 4.5% 3.5%
$514 $661
Wall Street Consensus $19.8 4.5% 3.5%
$440 $566
Challenge Case $28.8 5.0% 4.0% $576 $720
Base Case $30.4 5.0% 4.0%
$607 $759
Upside Case $36.4 5.0% 4.0%
$729 $911
Wall Street Consensus $29.6 5.0% 4.0%
$592 $740
Statistic
Valuation Summary: GP & IDRs of Crestwood Midstream Partners
Midstream MLP General Partners
Trading Statistics
Implied Valuations
Notes: Market data as of 5/3/2013
(1) Tax Adjusted yield adjusted to account for
differences in tax treatment between C-
Corps (KMI, WMB, TRGP, NSH, XTXI)
and MLP structures; C-Corps adjusted at
20% dividend tax rate, MLPs adjusted at
40% personal income tax rate
(2) “Core” subset includes most comparable to
CMLP GP and IDRs valuation
(3) Based on average of latest analyst
estimates from selected brokers (RBC
Capital Markets, Wells Fargo Securities)
(4) Assumes all GP IDR cash flow is
distributable and distributed; Equity Value
equivalent to Enterprise Value for this
asset (no debt)
Source: Company filings, FactSet, Capital IQ, Wall
Street research, CMLP 5-Year Forecast
Model from CMLP Management, CMLP
Adjusted EBITDA Forecast Model from
Inergy Management
($ in millions)
2013E
Cash Flow
2014E
Cash Flow
2013E
EBITDA
2014E
EBITDA
(4)
(3)
(3)
(3)
(3)
“Core” Midstream MLP GPs
(1)
(2)
($ in millions except per unit amounts)
Price Discount Enterprise Value / Equity Value / Adj. Equity Value / LT
Company as of from 52 Equity Enterprise EBITDA DCF to All GP & IDR CF Growth
5/3/13 Wk High Value Value 2013E 2014E 2013E 2014E 2013E 2014E Current Tax Adj. 2013E 2014E Rate
Kinder Morgan $38.85 (3.1%) $40,236 $49,611 20.6x 17.5x 23.4x 21.3x NM NM 3.9% 3.1% 4.0% 4.5% 9.9%
Williams Companies 37.54 (2.7%) 25,585 35,482 14.1x 11.7x 17.1x 15.3x NM NM 3.6% 2.9% 3.9% 4.7% 16.9%
Energy Transfer Equity 58.80 (2.4%) 16,462 18,841 18.8x 19.3x 16.5x 15.2x NM NM 4.4% 2.6% 4.6% 5.1% 12.1%
Western Gas Equity Partners 39.99 (0.0%) 8,754 8,726 NM 35.4x 49.3x 35.5x 84.8x 49.1x 1.8% 1.1% 2.0% 2.7% 23.1%
Targa Resources 67.27 (2.8%) 2,895 2,969 21.0x 15.6x 26.8x 20.7x 20.4x 14.5x 2.9% 2.4% 3.2% 4.1% 15.9%
Inergy 22.30 (0.7%) 2,938 3,227 14.8x 13.1x 18.1x 15.8x NM NM 5.2% 3.1% 5.3% 5.8% 13.0%
Atlas Energy 50.58 (4.2%) 2,598 2,602 26.7x 18.1x 26.7x 18.1x 50.3x 25.7x 2.5% 1.5% 3.7% 5.3% 31.3%
NuStar GP Holdings 29.75 (15.5%) 1,268 1,285 13.4x 13.1x 13.2x 12.8x 14.9x 14.3x 7.3% 5.9% 7.4% 7.5% 7.4%
Crosstex Energy 17.91 (8.2%) 852 849 24.4x 17.2x 30.6x 23.5x 53.3x 37.7x 2.7% 2.1% 3.1% 4.2% 25.8%
Total Average 19.2x 17.9x 24.6x 19.8x 44.7x 28.3x 3.8% 2.7% 4.1% 4.9% 17.3%
Total Median 19.7x 17.2x 23.4x 18.1x 50.3x 25.7x 3.6% 2.6% 3.9% 4.7% 15.9%
"Core" Average 24.0x 17.0x 28.0x 20.7x 41.3x 26.0x 2.7% 2.0% 3.3% 4.5% 24.3%
"Core" Median 24.4x 17.2x 26.8x 20.7x 50.3x 25.7x 2.7% 2.1% 3.2% 4.2% 25.8%
Distribution Yield

Confidential
Precedent Transactions
Acquisitions of Midstream General Partners
Valuation Summary: GP & IDRs of Crestwood Midstream Partners
($ in millions)
Implied Valuations
($ in millions)
2013E
Cash Flow
2014E
Cash Flow
Note:
(1) Based on average of latest analyst estimates from selected brokers (RBC Capital Markets, Wells Fargo Securities)
Source: Company filings, FactSet, Capital IQ, Wall Street research, CMLP 5-Year Forecast Model from CMLP Management, CMLP Adjusted EBITDA
Forecast Model from Inergy Management
(1)
(1)
Selected Range Implied Enterprise Value
Cash Flow Multiple Low High Low High
Challenge Case $22.5 20.0x 25.0x $450 $563
Base Case $22.5 20.0x 25.0x $450 $563
Upside Case $23.2 20.0x 25.0x $463 $579
Wall Street Consensus $19.8 20.0x 25.0x $396 $495
Challenge Case $28.8 18.0x 22.0x
$518 $633
Base Case $30.4 18.0x 22.0x
$546 $668
Upside Case $36.4 18.0x 22.0x
$656 $802
Wall Street Consensus $29.6 18.0x 22.0x $533 $651
Statistic
Total Cash Flow Multiple GP Cash Flow Multiple
Y Y + 1 Y Y + 1
11-Dec-12 Access Midstream GP (50% Interest) Williams Companies
$1,820 25.0% 22.4x 16.6x 50.1x 19.8x
8-Jun-12 Chesapeake Midstream GP (50% Interest) Global Infrastructure Partners
2,000 15.0% 16.4x 13.4x 56.1x 19.9x
7-Sep-10 Enterprise GP Holdings Enterprise Products Partners
9,123 25.0% 22.6x 20.6x 25.7x 22.7x
9-Aug-10 Inergy GP Holdings Inergy
2,091 48.0% 24.5x 20.8x 26.2x 21.9x
11-Jun-10 Buckeye GP Holdings Buckeye Partners
1,167 45.0% 21.3x 19.3x 21.3x 19.3x
3-Mar-09 Magellan Midstream Holdings Magellan Midstream Partners
1,175 50.0% 11.9x 10.3x 11.9x 10.3x
5-Sep-07 MarkWest HydroCarbon Inc. MarkWest Energy Partners
708 50.0% 19.7x 16.2x 21.7x 17.1x
12-Jun-06 Pacific Energy GP (LB Pacific LP) Plains All American Pipeline
700 15.0% 25.3x 22.0x 93.9x 55.7x
1-Nov-04 Kaneb Services LLC Valero
525 25.0% 19.7x 18.5x 22.4x 19.8x
Average 20.4x 17.5x 36.6x 23.0x
Median 21.3x 18.5x 25.7x 19.8x
Announce
Date
IDR Tier at
Acquistion
Transaction
Value
Acquiror Target

Adjusted WACC

Adjusted WACC

Adjusted WACC

Greenhill

Confidential
Valuation Summary: GP & IDRs of Crestwood Midstream Partners
IDR Discounted Cash Flow (DCF) Analysis
CMLP GP & IDR Cash Flows
Notes:
(1) Represents 50.0% of projected cash flow for 2013E based on assumed valuation as of 6/30/2013
(2) Represents 2013 – 2017 CAGR based on full-year statistics for 2013
Source: CMLP 5-Year Forecast Model from CMLP management, CMLP Adjusted EBITDA Forecast Model from Inergy Management
(1)
(1)
(1)
Terminal Yield
4.0% 5.0% 6.0%
8.0% $1,487 $1,226 $1,052
9.0% $1,430 $1,179 $1,013
10.0% $1,375 $1,135 $975
11.0% $1,323 $1,093 $939
12.0% $1,274 $1,052 $905
Terminal Yield
4.0% 5.0% 6.0%
8.0% $1,080 $893 $769
9.0% $1,039 $860 $740
10.0% $1,000 $828 $713
11.0% $962 $797 $687
12.0% $927 $768 $662
Terminal Yield
4.0% 5.0% 6.0%
8.0% $2,283 $1,878 $1,607
9.0% $2,195 $1,806 $1,546
10.0% $2,110 $1,737 $1,488
11.0% $2,030 $1,671 $1,432
12.0% $1,953 $1,609 $1,379
($ in millions)
Fiscal Year Ending December 31, 4-Year
Challenge Case 2013E 2014E 2015E 2016E 2017E
Terminal
CAGR
CMLP GP & IDR Cash Flows $11 $29 $38 $46 $53 $1,057 23.8%
Discount Period 0.25 1.00 2.00 3.00 4.00 4.50
Present Value @ 10.0% WACC $11 $26 $31 $35 $36
$689
Terminal Value Assumption:
Enterprise Value $828 5.00% Capitalization Rate
Discount Rate Assumption:
10.00% Adjusted WACC
Base Case 2013E 2014E 2015E 2016E 2017E Terminal CAGR
CMLP GP & IDR Cash Flows $11 $30 $47 $62 $74 $1,475 34.5%
Discount Period 0.25 1.00 2.00 3.00 4.00 4.50
Present Value @ 10.0% WACC $11 $28 $39 $47 $50 $960
Terminal Value Assumption:
Enterprise Value $1,135 5.00% Capitalization Rate
Discount Rate Assumption:
10.00% Adjusted WACC
Upside Case 2013E 2014E 2015E 2016E 2017E Terminal CAGR
CMLP GP & IDR Cash Flows $12 $36 $64 $90 $115 $2,294 49.2%
Discount Period 0.25 1.00 2.00 3.00 4.00 4.50
Present Value @ 10.0% WACC $11 $33 $53 $68 $78 $1,494
Terminal Value Assumption:
Enterprise Value $1,737 5.00% Capitalization Rate
Discount Rate Assumption:
10.00% Adjusted WACC
(2)
(2)
(2)

Confidential
Predicted Mkt Value Total Unlevered
Company
Local
of Equity Debt Leverage Ratios
Adjusted
Beta ($mm) ($mm) D/E D/(D+E) Beta
MLP General Partners
Kinder Morgan 0.779 $40,236 $9,539 23.7% 19.2% 0.682
Williams Companies 1.063 25,585 10,736 42.0% 29.6% 0.849
Energy Transfer Equity 0.925 16,462 3,845 23.4% 18.9% 0.811
Western Gas Equity Partners 0.993 8,754 0 - - 0.993
Targa Resources 0.908 2,895 82 2.8% 2.8% 0.893
Inergy 0.934 2,938 291 9.9% 9.0% 0.882
Atlas Energy 0.972 2,598 9 0.3% 0.3% 0.970
NuStar GP Holdings 0.781 1,268 20 1.6% 1.6% 0.774
Crosstex Energy 1.335 852 0 - - 1.335
Mean 11.5% 9.0% 0.910
Median 2.8% 2.8% 0.882
Unlevered Beta 0.880
Targeted Debt/Capital 25.0%
Levered Beta 1.056
WACC Calculation Key Assumptions
Equity Risk Premium 6.62% Equity Risk Premium 6.62%
Multiply by: Assumed Levered Beta 1.06 Size Risk Premium 2.51%
Adjusted Equity Risk Premium 6.99% Risk-Free Rate of Return 2.50%
Add:  Size Risk Premium 2.51% Assumed Cost of Debt 6.0%
Add:  Risk-Free Rate of Return 2.50% Assumed Tax Rate 40.0%
Cost of Equity 12.00% Assumed Debt/Cap 25.0%
Multiply by:  E/(D+E) 75.0%
Cost of Equity Portion 9.0%
Assumed Unlevered Beta
Cost of Debt 6.0%
0.830 0.880 0.930
Assumed Tax Rate 40.0% Assumed
5.0% 9.5% 9.8% 10.0%
After-Tax Cost of Debt 3.6% Pre-Tax
5.5% 9.5% 9.8% 10.1%
Multiply by: D/(D+E) 25.0% Cost of
6.0% 9.6% 9.9% 10.2%
Cost of Debt Portion 0.9% Debt
6.5%
9.7% 10.0% 10.3%
WACC 9.9% 7.0%
9.8% 10.1% 10.3%
(2)
Valuation Summary: GP & IDRs of Crestwood Midstream Partners
Discounted Cash Flow Analysis
Weighted Average Cost of Capital
(3)
(4)
Notes: Market data as of 5/3/2013
(1) Per March 2013 Barra Beta
(2) Per Ibbottsons
(3) Per Ibbottsons for companies with market capitalization
between $423 million and $622 million
(4) Based on 20-Year US Treasury yield as of 4/24/2013
(5) Based on Citi financing term sheet for NRGY (4/24/2013)
Source: FactSet, Capital IQ, Ibbottsons, Barra
(5)
(1)

Confidential
GP & IDRs Acquisition Price $450
CMLP LP Units for "Top-up" 6.671
Exchange Price Per Unit $24.46
Value of "Top-up" Units $163
Total Acquisition Value $613
NRGY Adjusted Unit Value $11.40
NRGY Units Issued 53.809
Beginning NRGY Units O/S 131.740
NRGY Units Issued 53.809
Pro Forma NRGY Units O/S 185.550
CH's PF Interest in NRGY 29.0%
Cash Flow Breakdown (Base Case)
2014E GP & IDR Cash Flows $28
2014E LP Unit Cash Flows 14
2014E Total Cash Flow $42
2015E GP & IDR Cash Flows $44
2015E LP Unit Cash Flows 16
2015E Total Cash Flow $60
71.8%
71.7%
69.9%
68.5%
67.9%
62.7%
67.3%
67.8%
65.8%
63.2%
63.7%
58.2%
71.0%
74.9%
28.2%
28.3%
30.1%
31.5%
32.1%
37.3%
32.7%
32.2%
34.2%
36.8%
36.3%
41.8%
29.0%
25.1%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Challenge
Base
Upside
Challenge
Base
Upside
Challenge
Base
Upside
Challenge
Base
Upside
Pro Forma Equity Value
Pro Forma Enterprise Value
$95
$107
$107
$102
$127
$127
$77
$89
$89
$81
$105
$105
$1,501
$1,833
$37
$42
$46
$47
$60
$76
$37
$42
$46
$47
$60
$76
$613
$613
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Challenge
Base
Upside
Challenge
Base
Upside
Challenge
Base
Upside
Challenge
Base
Upside
Pro Forma Equity Value
Pro Forma Enterprise Value
Contribution Analysis
NRGY Acquires GP & IDRs and 6.671mm Units of CMLP from Crestwood Holdings
2014E
EBITDA (1)(2)
2015E
EBITDA (1)(2)
2014E
Distributable
Cash Flow (1)(2)
2015E
Distributable
Cash Flow (1)(2)
Valuation Summary: GP & IDRs of Crestwood Midstream Partners
($ in millions)
Acquisition Overview
Assets Contributed by
Crestwood Holdings
Notes:
(1) Crestwood Holdings’ contribution includes both CMLP GP & IDR cash flows and LP unit cash flows calendarized to FYE 9/30; Assumes all cash flows are distributable
(2) Inergy contribution based on NRGY Operating Models from NRGY Management based on FYE 9/30; Pro forma for distribution of NRGM units held at NRGY to NRGY unitholders
(3) Based on projected debt balances as of 9/30/2013 per respective operating models from management
Source: CMLP 5-Year Forecast Model from CMLP Management, NRGY Operating Models from NRGY Management, CMLP Adjusted EBITDA Forecast Model from Inergy
Management
Pro Forma Inergy Equity Ownership
(1)
(3) (3)

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
5. Valuation Summary
I. GP & IDRs of Crestwood Midstream Partners
II. Crestwood Midstream Partners LP
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

$21.04 $26.82
$21.04 $26.82
$22.62 $28.66
$22.20 $28.17
$21.07 $28.01
$22.18 $29.35
$28.74 $37.22
$24.63 $32.29
$25.88 $41.40
$25.88 $41.40
$25.88 $41.40
$26.00 $41.60
$26.57 $35.43
$26.90 $35.86
$27.55 $36.73
$27.13 $36.17
$27.24 $30.64
$27.24 $30.64
$28.47 $32.03
$29.37 $33.04
$28.93 $33.06
$30.21 $34.53
$34.88 $39.86
$31.95 $36.52
$25.68 $29.35
$23.99 $32.50
$26.72 $36.37
$28.54 $38.93
$20.00
$25.00
$30.00
$35.00
$40.00
$45.00

Greenhill

67
Confidential
Comparable
Trading
Companies
Crestwood Midstream Partners LP
Valuation Football Field
Implied Price Per Unit Methodology / Reference
At Crestwood Holdings’
option, NRGY may acquire
up to 6.671mm
(2)
CMLP units
at market price (20-day
VWAP) in exchange for
NRGY units in order to “top-
up” Crestwood Holdings’
pro forma ownership
interest in NRGY to 29.0%
per the terms of the
transaction agreement
Metric / Statistic (3)
Low High
Valuation Summary: Crestwood Midstream Partners LP
Precedent
Transactions
Premiums
Paid
Distribution
Discount
Analysis
2013E
EBITDA
2014E
EBITDA
2014E
Distribution
Per LP Unit
$173m
$173m
$181m
$179m
$208m
$215m
$254m
$230m
$102m
$102m
$107m
$110m
2013E
Distributable
Cash Flow
to LPs
2014E
Distributable
Cash Flow
to LPs
$124m
$129m
$148m
$137m
$24.46
Unit
Price
(VWAP) (2)
Base Case
Challenge Case
Upside Case
2014E-2017E
Distribution
Per LP Unit
12.0x EBITDA 14.0x EBITDA
Based on Gathering & Processing Trading
Comparable Companies
(See p. 67 for detail)
10.0x EBITDA 12.0x EBITDA
Based on Gathering & Processing Trading
Comparable Companies
(See p. 67 for detail)
8.0% Yield 5.0% Yield
Based on Gathering & Processing Trading
Comparable Companies
(See p. 67 for detail)
16.0x DCF to LPs 18.0x DCF to LPs
Based on Midstream MLP Merger
Comparable Precedent Transactions
(See p. 68 for detail)
14.0x DCF to LPs 16.0x DCF to LPs
Based on Midstream MLP Merger
Comparable Precedent Transactions
(See p. 68 for detail)
5.0% Premium 20.0% Premium
Based on Midstream MLP Merger
Comparable Precedent Transactions
(See p. 68 for detail)
7.5% Terminal Yield
Based on a Distribution Discount Model
(See pp. 69-70 for detail)
9.5% Terminal Yield
8.0% Cost of Equity 12.0% Cost of Equity
–
–
–
–
–
–
–
–
Notes:
(1) CMLP 52-week range based on high of $29.12
and a low of $19.90 as of 5/3/2013
(2) Based on NRGY, NRGM and CMLP 20-day
VWAP as of 5/3/2013
(3) CMLP projections per CMLP 5-Year Forecast
Model from CMLP Management; All statistics
presented on the basis of a 12/31 FYE
(4) Based on 5% premium to CMLP 20-Day
VWAP as of 5/3/2013
(5) IBES consensus estimates per FactSet as of
5/3/2013
Source: CMLP 5-Year Forecast Model from CMLP
Management, CMLP Adjusted EBITDA
Forecast Model from Inergy Management
CMLP Current Unit Price
$23.85
CMLP 20-day VWAP
$24.46
2013E
Distribution
Per LP Unit
$2.07
$2.07
$2.07
$2.08
8.0% Yield 6.0% Yield
Based on Gathering & Processing Trading
Comparable Companies
(See p. 67 for detail)
–
CMLP 52-Week Range
(1)
NRGM Acquisition Price Per CMLP Unit
$25.68 (4)
IBES Consensus
(5)
$2.13
$2.15
$2.20
$2.17

Confidential

Confidential
Valuation Summary: Crestwood Midstream Partners LP
Gathering & Processing MLPs
Trading Statistics
Implied Valuations
(1)
Notes: Market data as of 5/3/2013
(1) Implied valuation calculations based
on CMLP project net debt of $818 as
of 9/30/2013 per CMLP 5-Year
Forecast Model from CMLP
Management and 59.955mm CMLP
units outstanding as of 5/3/2013
Source: FactSet, Capital IQ, Wall Street
research, CMLP 5-Year Forecast
Model from CMLP Management,
CMLP Adjusted EBITDA Forecast
Model from Inergy Management
2013E
EBITDA
2014E
EBITDA
2013E
LP Dist.
2014E
LP Dist.
Selected Range Implied EV Implied Equity Value Implied Unit Value
Low High Low High Low High Low High
EV / EBITDA Multiple
Challenge Case $173.3 12.0x
-
14.0x
$2,079 - $2,426 $1,261 - $1,608
$21.04
-
$26.82
Base Case $173.3 12.0x - 14.0x $2,079 - $2,426 $1,261 - $1,608 $21.04 - $26.82
Upside Case $181.2 12.0x
-
14.0x
$2,174 - $2,536 $1,356 - $1,718
$22.62
-
$28.66
IBES Consensus $179.1 12.0x - 14.0x $2,149 - $2,507 $1,331 - $1,689 $22.20 - $28.17
Challenge Case $208.1 10.0x
-
12.0x
$2,081 - $2,498 $1,263 - $1,679
$21.07
-
$28.01
Base Case $214.8 10.0x - 12.0x $2,148 - $2,578 $1,330 - $1,759 $22.18 - $29.35
Upside Case $254.1 10.0x
-
12.0x
$2,541 - $3,049 $1,723 - $2,231
$28.74
-
$37.22
IBES Consensus $229.5 10.0x - 12.0x $2,295 - $2,754 $1,477 - $1,936 $24.63 - $32.29
Distribution Yield
Challenge Case $2.07 8.0% - 5.0% $2,370 - $3,300 $1,551 - $2,482 $25.88 - $41.40
Base Case $2.07 8.0%
-
5.0%
$2,370 - $3,300 $1,551 - $2,482 $25.88 - $41.40
Upside Case $2.07 8.0% - 5.0% $2,370 - $3,300 $1,551 - $2,482 $25.88 - $41.40
IBES Consensus $2.08 8.0%
-
5.0%
$2,377 - $3,312 $1,559 - $2,494 $26.00 - $41.60
Challenge Case $2.13 8.0% - 6.0% $2,411 - $2,942 $1,593 - $2,124 $26.57 - $35.43
Base Case $2.15 8.0%
-
6.0%
$2,431 - $2,968 $1,613 - $2,150 $26.90 - $35.86
Upside Case $2.20 8.0% - 6.0% $2,470 - $3,020 $1,652 - $2,202 $27.55 - $36.73
IBES Consensus $2.17 8.0%
-
6.0%
$2,444 - $2,987 $1,626 - $2,168 $27.13 - $36.17
Statistic
($ in millions except per unit amounts)
Enterprise Value /
EBITDA
Equity Value /
DCF to LPs
Distribution Yield
2013E 2014E 2013E 2014E Current 2013E 2014E
Williams Partners $51.52 (8.4%) $21,237 $28,968 11.7x 8.9x 17.3x 13.5x 6.6% 6.8% 7.3% 0.95x 4.7%
MarkWest Energy Partners 60.70 (5.1%) 9,050 11,553 17.4x 12.5x 18.6x 13.1x 5.5% 5.6% 6.2% 1.08x 8.6%
Access Midstream Partners 42.48 0.3% 8,514 11,061 13.7x 10.5x 16.4x 12.4x 4.4% 4.5% 5.2% 1.32x 11.3%
Regency Energy Partners 25.54 (5.0%) 5,360 8,540 14.5x 11.4x 15.1x 13.0x 7.2% 7.2% 7.6% 1.06x 4.6%
Western Gas Partners 59.73 (1.7%) 6,280 7,700 16.7x 11.8x 21.3x 16.6x 3.6% 3.8% 4.5% 1.17x 10.9%
Targa Resources Partners 46.63 (5.3%) 4,746 7,255 11.3x 8.9x 15.5x 11.5x 6.0% 6.3% 6.9% 1.05x 7.9%
DCP Midstream Partners 48.06 (3.4%) 3,556 5,077 13.2x 9.2x 15.9x 11.1x 5.8% 6.0% 6.5% 1.06x 7.7%
Crosstex Energy 18.78 (5.2%) 1,489 2,701 11.8x 9.3x 12.3x 9.1x 7.0% 7.5% 8.1% NA 5.6%
Crestwood Midstream Partners 23.85 (18.1%) 1,306 1,998 11.2x 8.0x 12.7x 9.2x 8.6% 8.7% 8.8% 0.96x 3.6%
Summit Midstream Partners 27.46 (3.6%) 1,344 1,556 13.9x 13.3x 13.9x 13.3x 6.1% 6.3% 6.6% 1.10x 4.4%
Total Average 13.5x 10.4x 15.9x 12.3x 6.1% 6.3% 6.8% 1.08x 6.9%
Total Median 13.4x 9.9x 15.7x 12.7x 6.1% 6.3% 6.8% 1.06x 6.6%
2-Yr. Avg.
Distribution
Coverage
Projected
Distribution
CAGR
Company
Unit Price
as of
5/3/13
Discount
from 52-
Week High
Equity
Value
Enterprise
Value

-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-

Greenhill

Confidential
Selected Range Implied EV Implied Equity Value Implied Unit Value
Low High Low High Low High Low High
Equity Value / DCF to LPs Multiple
Challenge Case $102 16.0x 18.0x $2,451 $2,655 $1,633 $1,837 $27.24 $30.64
Base Case $102 16.0x 18.0x $2,451 $2,655 $1,633 $1,837 $27.24 $30.64
Upside Case $107 16.0x 18.0x $2,525 $2,738 $1,707 $1,920 $28.47 $32.03
IBES Consensus $110 16.0x 18.0x $2,579 $2,799 $1,761 $1,981 $29.37 $33.04
Challenge Case $124 14.0x 16.0x $2,553 $2,800 $1,734 $1,982 $28.93 $33.06
Base Case $129 14.0x 16.0x $2,630 $2,888 $1,811 $2,070 $30.21 $34.53
Upside Case $149 14.0x 16.0x $2,909 $3,208 $2,091 $2,390 $34.88 $39.86
IBES Consensus $137 14.0x 16.0x
$2,734 $3,008 $1,916 $2,190
$31.95 $36.52
Acquisition Premium (%)
Challenge Case $24.46 5.0% 20.0% $2,358 $2,578 $1,540 $1,760 $25.68 $29.35
Base Case $24.46 5.0% 20.0% $2,358 $2,578 $1,540 $1,760 $25.68 $29.35
Upside Case $24.46 5.0% 20.0% $2,358 $2,578 $1,540 $1,760 $25.68 $29.35
Statistic
Valuation Summary: Crestwood Midstream Partners LP
Precedent Transactions
Midstream MLP Mergers
“Core” MLP Merger Transaction
(1)
Notes:
(1) “Core” transaction subset includes most
comparable to CMLP valuation
(2) Implied valuation calculations based on
CMLP project net debt of $818 as of
9/30/2013 per CMLP 5-Year Forecast Model
from CMLP Management and 59.955mm
CMLP units outstanding as of 5/3/2013
(3) Based on estimated distributable cash flows
to all stakeholders less projected cash flows
to GP for GP and IDRs per selected Wall
Street analyst estimates (RBC Capital
Markets, Wells Fargo Securities)
Source: Company filings, FactSet, Capital IQ, Wall
Street research, CMLP 5-Year Forecast
Model from CMLP Management, CMLP
Adjusted EBITDA Forecast Model from
Inergy Management
Implied Valuations
(2)
2013E
DCF to
LPs
(3)
(3)
2013E
DCF to
LPs
CMLP
20-Day
VWAP
($ in millions except per unit amounts)
($ in millions)
Unit Purchase Premium TV / EBITDA Equity Value / DCF to LPs
1 Day 1 Week 1 Month Y Y+1 Y Y+1
29-Jan-13 Copano Energy Partners Kinder Morgan Energy Partners $4,780 23.5% 20.6% 30.7% 14.6x 12.1x 21.2x 17.1x
29-Apr-11 Duncan Energy Partners Enterprise Products Partners $1,050 34.6% 34.7% 34.0% 7.3x 5.7x 16.5x 15.2x
29-Jun-09 TEPPCO Partners Enterprise Products Partners $5,151 17.6% 9.7% (2.5%) 8.9x 8.1x 7.5x 6.8x
12-Jun-06 Pacific Energy Partners Plains All American Pipeline $1,984 10.7% 10.7% 14.5% 13.4x 11.7x 20.1x 18.2x
1-Nov-04 Kaneb Pipe Line Partners Valero $2,358 25.1% 21.4% 22.5% 12.6x 12.5x 15.1x 14.9x
15-Dec-03 GulfTerra Energy Partners Enterprise Products Partners $4,660 2.1% 3.8% 1.9% 10.7x 10.0x 16.2x 13.9x
Total Average 18.9% 16.8% 16.9% 11.3x 10.0x 16.1x 14.4x
Total Median 20.6% 15.7% 18.5% 11.7x 10.9x 16.4x 15.1x
"Core" MLP Merger Average 6.4% 7.3% 8.2% 12.1x 10.9x 18.1x 16.1x
"Core" MLP Merger Median 6.4% 7.3% 8.2% 12.1x 10.9x 18.1x 16.1x
Announce
Date
Transaction
Value
Acquiror Target

Cost of Equity

Cost of Equity

Cost of Equity

Greenhill

Confidential
Valuation Summary: Crestwood Midstream Partners LP
($ in millions except per unit amounts)
Distribution Discount Analysis
CMLP Common Unit Distribution Discount Valuation
Notes:
(1) Represents 50.0% of projected distribution for 2013E based on assumed valuation as of 6/30/2013
(2) Represents 2013 – 2017 CAGR based on full-year statistics for 2013
Source: CMLP 5-Year Forecast Model from CMLP Management
(1)
(1)
(1)
(2)
(2)
(2)
Fiscal Year Ending December 31, 4-Year
Challenge Case 2013E 2014E 2015E 2016E 2017E Terminal CAGR
CMLP Distribution Per LP Unit 1.04 $       2.13 $     2.27 $     2.41 $     2.52 $     30.26 $   5.1%
Discount Period 0.25 1.00 2.00 3.00 4.00 4.50
Present Value @ 10.0% Discount Rate $1.01 $1.93 $1.88 $1.81 $1.72 $19.70
Terminal Value Assumption:
Implied CMLP Unit Value $28.06 8.34% Capitalization Rate
Discount Rate Assumption:
10.00% Cost of Equity
Base Case 2013E 2014E 2015E 2016E 2017E Terminal CAGR
CMLP Distribution Per LP Unit 1.04 $       2.15 $     2.43 $     2.68 $     2.87 $     34.39 $   8.5%
Discount Period 0.25 1.00 2.00 3.00 4.00 4.50
Present Value @ 10.0% Discount Rate $1.01 $1.96 $2.01 $2.01 $1.96 $22.39
Terminal Value Assumption:
Implied CMLP Unit Value $31.34 8.34% Capitalization Rate
Discount Rate Assumption:
10.00% Cost of Equity
Upside Case 2013E 2014E 2015E 2016E 2017E Terminal CAGR
CMLP Distribution Per LP Unit 1.04 $       2.20 $     2.55 $     2.85 $     3.09 $     37.06 $   10.5%
Discount Period 0.25 1.00 2.00 3.00 4.00 4.50
Present Value @ 10.0% Discount Rate $1.01 $2.00 $2.11 $2.14 $2.11 $24.14
Terminal Value Assumption:
Implied CMLP Unit Value $33.51 8.34% Capitalization Rate
Discount Rate Assumption:
10.00% Cost of Equity
CMLP Terminal Yield
7.50% 8.34% 9.50%
8.00% $32.50 $30.10 $27.49
9.00% $31.35 $29.05 $26.55
10.00% $30.27
$28.06
$25.65
11.00% $29.23 $27.11 $24.80
12.00% $28.24 $26.20 $23.99
CMLP Terminal Yield
7.50% 8.34% 9.50%
8.00% $36.37 $33.64 $30.67
9.00% $35.08 $32.46 $29.61
10.00% $33.85
$31.34
$28.60
11.00% $32.67 $30.26 $27.64
12.00% $31.55 $29.24 $26.72
CMLP Terminal Yield
7.50% 8.34% 9.50%
8.00% $38.93 $35.99 $32.79
9.00% $37.54 $34.72 $31.65
10.00% $36.22
$33.51
$30.56
11.00% $34.95 $32.36 $29.53
12.00% $33.75 $31.26 $28.54

Confidential
Valuation Summary: Crestwood Midstream Partners LP
Notes: Market data as of 5/3/2013
(1) Per March 2013 Barra Beta
(2) Per Ibbottsons
(3) Per Ibbottsons for companies with market capitalization between $1.621 billion and $2.362 billion
(4) Based on 20-Year US Treasury yield as of 4/24/2013
Source: FactSet, Capital IQ, Ibbottsons
Distribution Discount Analysis (cont’d)
Cost of Equity Calculation
($ in millions)
(2)
(3)
(4)
(1)
Assumed Unlevered Beta
0.550 0.625 0.650
Assumed
20.0% 8.43% 9.00% 9.19%
Target
30.0% 8.82% 9.44% 9.65%
Debt to
40.0% 9.34% 10.03% 10.26%
Cap
50.0% 10.07% 10.86% 11.12%
60.0% 11.16% 12.10% 12.42%
Predicted
Mkt Value Total
Company
Local
of Equity Debt
Unlevered
Adjusted
Beta
Beta ($mm) ($mm) D/E D/(D+E)
Williams Partners 0.796 $21,237 $8,437 39.7% 28.4% 0.643
MarkWest Energy Partners 0.729 9,050 2,523 27.9% 21.8% 0.625
Access Midstream Partners 0.729 8,514 2,500 29.4% 22.7% 0.620
Regency Energy Partners 0.789 5,360 2,757 51.4% 34.0% 0.603
Western Gas Partners 0.700 6,280 1,550 24.7% 19.8% 0.610
Targa Resources Partners 0.835 4,746 2,426 51.1% 33.8% 0.639
DCP Midstream Partners 0.846 3,556 2,125 59.8% 37.4% 0.623
Crosstex Energy 0.990 1,489 1,036 69.6% 41.0% 0.698
Crestwood Midstream Partners 0.762 1,306 693 53.1% 34.7% 0.578
Summit Midstream Partners 0.774 1,344 199 14.8% 12.9% 0.711
Average 42.1% 28.7% 0.635
Median 45.4% 31.1% 0.624
Unlevered Beta 0.625
Targeted Debt/Capital 40.0%
Levered Beta 0.875
Calculation Key Assumptions
Equity Risk Premium 6.62% Equity Risk Premium 6.62%
Assumed Levered Beta 0.875 Size Risk Premium 1.74%
Adjusted Equity Risk Premium 5.79% Risk-Free Rate of Return 2.50%
(+) Size Risk Premium 1.74%
(+) Risk-Free Rate of Return 2.50%
Cost of Equity 10.03%
Leverage Ratios

INERGY
MIDSTREAM
Crestwood
MIDSTREAM PARTNERS LP

Greenhill

Confidential
52.1%
52.6%
49.1%
49.2%
48.1%
42.0%
58.3%
59.0%
55.8%
55.4%
54.6%
49.7%
57.2%
54.6%
47.9%
47.4%
50.9%
50.8%
51.9%
58.0%
41.7%
41.0%
44.2%
44.6%
45.4%
50.3%
42.8%
45.4%
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Challenge
Base
Upside
Challenge
Base
Upside
Challenge
Base
Upside
Challenge
Base
Upside
Pro Forma Equity Value
Pro Forma Enterprise Value
$217
$224
$224
$232
$243
$243
$167
$174
$174
$175
$184
$2,055
$2,833
$199
$201
$232
$239
$262
$334
$119
$120
$137
$141
$153
$186
$1,540
$2,358
$184
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Challenge
Base
Upside
Challenge
Base
Upside
Challenge
Base
Upside
Challenge
Base
Upside
Pro Forma Equity Value
Pro Forma Enterprise Value
NRGM & CMLP Merger
CMLP 20-Day VWAP $24.46
Transaction Premium 5.0%
CMLP Price Per Unit $25.68
CMLP Units Outstanding 59.955
Equity Purchase Price $1,540
NRGM 20-Day VWAP $24.00
NRGM Units Issued 64.154
Implied Exchange Ratio 1.070
Contribution Analysis
NRGM / CMLP Merger
(1)(3)
2014E
EBITDA
2015E
EBITDA
2014E
Distributable
Cash Flows to
LPs
2015E
Distributable
Cash Flows to
LPs
Valuation Summary: Crestwood Midstream Partners LP
($ in millions)
Notes: All CMLP data calendarized to FYE 9/30
(1) Pro Forma Equity Value and Enterprise Value based on projected debt balances as of 9/30/2013 per CMLP 5-Year Forecast Model from CMLP Management and CMLP
Adjusted EBITDA Forecast Model from Inergy Management; NRGM Operating Models from NRGY Management
(2) 20-day VWAP as of 5/3/2013 per Bloomberg
(3) Analysis presented on basis of combined standalone projections; Excludes synergies
(4) Equity purchase price as per calculation in Transaction Overview above
Source: CMLP 5-Year Forecast Model from CMLP Management, CMLP Adjusted EBITDA Forecast Model from Inergy Management, NRGM Operating Models from NRGY
Management
NRGM Pro Forma Equity Ownership
Transaction Overview
($ in millions except per unit amounts)
(2)
(2)
(4)

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
i. Base Case Status Quo
ii. Challenge Case Status Quo
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

Confidential
Premium to NRGM 20-Day VWAP
Implied CMLP Unit Price
Status Quo Distributions & Value Creation
NRGY
Status Quo
NRGM
Status Quo
CMLP
Status Quo
(1)
(1)
(1)
(2)
(2)
(2)
Notes: Market data as of 5/3/2013
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Implied yield based on Bloomberg 20-day VWAP and latest quarterly distribution (annualized)
(3) Represents premium to 20-day VWAP as of 5/3/2013 per Bloomberg
Appendix
(3)
(3)
(3)
Base Case Projections
Standalone – Status Quo
Implied Value to CMLP Unitholder
Premium to CMLP 20-Day VWAP
2014E 2015E 2016E 2017E Terminal CAGR
CMLP Distribution (Status Quo) $2.13 $2.38 $2.61 $2.82 $33.81 9.9%
Present Value @ 10% Discount Rate $2.03 $2.06 $2.06 $2.02 $23.09
$31.26 Terminal Value Assumption:
CMLP Unitholder Interest 1.000 8.34% Capitalization Rate
$31.26
27.8%
2014E 2015E 2016E 2017E Terminal CAGR
NRGM Distribution (Status Quo) $1.70 $1.76 $1.80 $1.88 $28.52 3.3%
Present Value @ 10% Discount Rate $1.62 $1.53 $1.42 $1.34 $19.48
Implied NRGM Unit Price $25.39 Terminal Value Assumption:
NRGM Unitholder Interest 1.000
6.58% Capitalization Rate
Implied Value to NRGM Unitholder $25.39
5.8%
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.31 $1.45 $1.57 $1.69 $31.60 8.9%
Present Value @ 10% Discount Rate $1.25 $1.25 $1.23 $1.21 $21.59
Implied NRGY Unit Price $26.54 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $26.54
Premium to NRGY 20-Day VWAP 22.5%

Confidential
NRGY Distributes NRGM Units to Unitholders
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY (12.891)
NRGM Units Distributed to Unitholders 43.507
NRGM 20-Day VWAP Price $24.00
Market Value of NRGM Units Distributed $1,044.2
NRGY Current Units Outstanding 131.740
NRGY 20-Day VWAP Price $21.67
NRGY Current Market Capitalization $2,854.8
(-) Market Value of Units Distributed (1,044.2)
NRGY Pro Forma Market Capitalization $1,810.6
Implied Pro Forma NRGY Unit Price $13.74
Pro Forma NRGY 2014E Distribution $0.80
Implied Pro Forma NRGY Yield 5.8%
NRGM Units Distributed to Unitholders 43.507
NRGY Units Outstanding 131.740
NRGM Units Distributed / NRGY Unit Owned 0.330
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (43.507)
Pro Forma NRGM Units Owned by NRGY 12.891
NRGM Units Outstanding 85.943
NRGY Pro Forma Interest in NRGM 15.0%
NRGM Units Issued to NRGY Unitholders 43.507
NRGM Units Outstanding 85.943
NRGY Unitholder Pro Forma Interest in NRGM 50.6%
Scenario Overview
NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)
($ in millions except per unit amounts)
Note: Market data as of 5/3/2013
(1) Based on 20-day VWAP as of 5/3/2013 per Bloomberg
NRGY
Inergy Holdings
GP (“IHGP”)
NRGM
GP Control
65.7% LP Interest,
GP Control + IDRs
Remaining
Operating Assets
100% Interest
100% LP Interest
NRGY Public
Unitholders
NRGY
NRGM
GP Control
15.0% LP Interest,
GP Control + IDRs
Remaining
Operating Assets
100% Interest
NRGY Public
Unitholders
NRGY Distributes a Portion of its NRGM
LP Interest Pro Rata to NRGY Unitholders
Inergy Holdings
GP (“IHGP”)
50.6%
LP Interest
100% LP Interest
34.3% LP Interest
NRGM Public
Unitholders
NRGM Public
Unitholders
34.4% LP Interest
Pro Forma Partnership Structure
Appendix
(1)
(1)
Base Case Projections
Standalone – Unit Spin Only

Confidential
Note: Market data as of 5/3/2013
Pro Forma Financials – NRGY
NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)
Appendix
Base Case Projections
Standalone – Unit Spin Only
($ in millions, except per unit amounts) NRGY Status Quo Adjustments NRGY Pro Forma (Post-Spin)
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Operating Assets $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 96.0 99.3 101.4 105.9 (74.1) (76.6) (78.2) (81.7) 21.9 22.7 23.2 24.2
Distributions from NRGM GP Interest 19.1 24.1 28.2 36.4 0.0 0.0 0.0 0.0 19.1 24.1 28.2 36.4
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $203.2 $226.0 $243.0 $259.1 $129.2 $149.4 $164.8 $177.4
Interest Expense (Net) ($14.1) ($17.2) ($18.6) ($18.0) ($14.3) ($17.8) ($19.5) ($19.2)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $185.1 $204.9 $220.5 $237.2 $110.9 $127.7 $141.4 $154.2
Distribution Coverage Ratio 1.07x 1.07x 1.07x 1.06x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $172.7 $190.6 $206.5 $222.9 $105.7 $121.6 $134.7 $146.9
Beginning Common Units 131.740 131.740 131.740 131.740 131.740 131.740 131.740 131.740
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.740 131.740 131.740 131.740 131.740 131.740 131.740 131.740
Average Common Units Outstanding 131.740 131.740 131.740 131.740 131.740 131.740 131.740 131.740
Distributable Cash Flow Per LP Unit $1.41 $1.56 $1.67 $1.80 $0.84 $0.97 $1.07 $1.17
Accretion / (Dilution) (%) (40.1%) (37.7%) (35.9%) (35.0%)
Paid Distribution Per LP Unit $1.31 $1.45 $1.57 $1.69 $0.80 $0.92 $1.02 $1.12
Accretion / (Dilution) (%) (38.8%) (36.2%) (34.8%) (34.1%)
Implied NRGY Unit Price @ 5.4% yield >>> $24.50 $27.02 $29.28 $31.60 Implied NRGY Unit Price @ 5.4% yield >>> $14.98 $17.25 $19.10 $20.83
Coverage Cash $12.4 $14.3 $14.1 $14.3 $5.3 $6.1 $6.7 $7.3
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) $4.3 ($30.3) $12.1 $12.3 ($2.8) ($38.5) $4.7 $5.3
Shortfall Coverage from Debt $0.0 ($30.3) $0.0 $0.0 ($2.8) ($38.5) $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $23.27 $25.67 $27.81 $30.02 $14.23 $16.39 $18.14 $19.79
New Intrepid Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $4.3 $0.0 $12.1 $12.3 $0.0 $0.0 $4.7 $5.3
Beginning Total Debt $331.2 $326.9 $357.2 $345.1 $0.0 $331.2 $334.0 $372.5 $367.8
Debt Drawdown (Paydown) (4.3) 30.3 (12.1) (12.3) 2.8 38.5 (4.7) (5.3)
Ending Total Debt $326.9 $357.2 $345.1 $332.8 $334.0 $372.5 $367.8 $362.4
Total Debt / Adjusted EBITDA 1.6x 1.6x 1.4x 1.3x 2.6x 2.5x 2.2x 2.0x
Total Net Debt / Adjusted EBITDA 1.6x 1.6x 1.4x 1.3x 2.6x 2.5x 2.2x 2.0x

Confidential
NRGY
Status Quo
NRGY
Pro Forma
(Post-Spin)
(1)
(1)
(2)
(3)
(3)
Notes: Market data as of 5/3/2013
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.330) of NRGM units distributed per NRGY unit to legacy NRGY unitholders (see preceding Scenario Overview page for details)
(3) Implied yield based on Bloomberg 20-day VWAP and latest quarterly distribution (annualized)
(4) Represents premium to 20-day VWAP as of 5/3/2013 per Bloomberg
Pro Forma Distributions & Value Creation
NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)
NRGY Value Creation (Relative to Status Quo)
Appendix
(4)
(4)
Base Case Projections
Standalone – Unit Spin Only
NRGM LP Interest Retained by NRGY
0.0% 10.0% 15.0% 20.0% 30.0%
4.00% 11.2% 13.9% 15.3% 16.6% 19.4%
4.50% 4.5% 6.4% 7.3% 8.3% 10.1%
5.00% (0.9%) 0.3% 0.9% 1.5% 2.7%
5.35% (4.0%) (3.2%) (2.8%) (2.4%) (1.6%)
6.00% (8.9%) (8.7%) (8.6%) (8.5%) (8.3%)
6.50% (12.0%) (12.2%) (12.3%) (12.4%) (12.6%)
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.31 $1.45 $1.57 $1.69 $31.60 8.9%
Implied NRGY Unit Price $26.54 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $26.54
Premium to NRGY 20-Day VWAP 22.5%
NRGY Distribution (Unit Spin Only) $0.80 $0.92 $1.02 $1.12 $20.83 11.6%
Implied NRGY Unit Price $17.40
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $17.40
(+) Pro Rata Share of NRGM Unit Value $8.38
Adjusted Value to NRGY Unitholder $25.78
Premium to Status Quo NRGY Unit Value (2.8%)
Premium to NRGY 20-Day VWAP 19.0%

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
i. Base Case Status Quo
ii. Challenge Case Status Quo
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

Confidential
Challenge Case Projections
Status Quo Distributions & Value Creation
NRGY
Status Quo
NRGM
Status Quo
CMLP
Status Quo
(1)
(1)
(1)
(2)
(2)
(2)
Notes: Market data as of 5/3/2013
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Implied yield based on Bloomberg 20-day VWAP and latest quarterly distribution (annualized)
(3) Represents premium to 20-day VWAP as of 5/3/2013 per Bloomberg
Appendix
(3)
(3)
(3)
Standalone – Status Quo
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.20 $1.27 $1.32 $1.35 $25.28 4.0%
Present Value @ 10% Discount Rate $1.15 $1.10 $1.04 $0.97 $17.27
Implied NRGY Unit Price $21.53 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $21.53
Premium to NRGY 20-Day VWAP (0.6%)
2014E 2015E 2016E 2017E Terminal CAGR
NRGM Distribution (Status Quo) $1.66 $1.71 $1.72 $1.74 $26.39 1.5%
Present Value @ 10% Discount Rate $1.59 $1.48 $1.36 $1.24 $18.03
Implied NRGM Unit Price $23.70
NRGM Unitholder Interest 1.000 6.58% Capitalization Rate
Implied Value to NRGM Unitholder $23.70
Premium to NRGM 20-Day VWAP (1.3%)
Terminal Value Assumption:
2014E 2015E 2016E 2017E Terminal CAGR
CMLP Distribution (Status Quo) $2.04 $2.19 $2.36 $2.48 $29.72 6.6%
Present Value @ 10% Discount Rate $1.95 $1.90 $1.86 $1.78 $20.30
Implied CMLP Unit Price $27.78
CMLP Unitholder Interest 1.000 8.34% Capitalization Rate
Implied Value to CMLP Unitholder
$27.78
Premium to CMLP 20-Day VWAP 13.6%
Terminal Value Assumption:

Confidential
Scenario Overview
NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)
($ in millions except per unit amounts)
Note: Market data as of 5/3/2013
(1) Based on 20-day VWAP as of 5/3/2013 per Bloomberg
NRGY
Inergy Holdings
GP (“IHGP”)
NRGM
GP Control
65.7% LP Interest,
GP Control + IDRs
Remaining
Operating Assets
100% Interest
100% LP Interest
NRGY Public
Unitholders
NRGY
NRGM
GP Control
15.0% LP Interest,
GP Control + IDRs
Remaining
Operating Assets
100% Interest
NRGY Public
Unitholders
NRGY Distributes a Portion of its NRGM
LP Interest Pro Rata to NRGY Unitholders
Inergy Holdings
GP (“IHGP”)
50.6%
LP Interest
100% LP Interest
34.3% LP Interest
NRGM Public
Unitholders
NRGM Public
Unitholders
34.4% LP Interest
Pro Forma Partnership Structure
Appendix
(1)
(1)
Challenge Case Projections
Standalone – Unit Spin Only
NRGY Distributes NRGM Units to Unitholders
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY (12.891)
NRGM Units Distributed to Unitholders 43.507
$24.00
Market Value of NRGM Units Distributed $1,044.2
NRGY Current Units Outstanding 131.740
$21.67
NRGY Current Market Capitalization $2,854.8
(-) Market Value of Units Distributed (1,044.2)
NRGY Pro Forma Market Capitalization $1,810.6
Implied Pro Forma NRGY Unit Price $13.74
Pro Forma NRGY 2014E Distribution $0.71
Implied Pro Forma NRGY Yield 5.2%
NRGM Units Distributed to Unitholders 43.507
NRGY Units Outstanding 131.740
NRGM Units Distributed / NRGY Unit Owned 0.330
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (43.507)
Pro Forma NRGM Units Owned by NRGY
12.891
NRGM Units Outstanding 85.943
NRGY Pro Forma Interest in NRGM 15.0%
NRGM Units Issued to NRGY Unitholders 43.507
NRGM Units Outstanding 85.943
NRGY Unitholder Pro Forma Interest in NRGM 50.6%
NRGM 20-Day VWAP Price
NRGY 20-Day VWAP Price

Confidential
Note: Market data as of 5/3/2013
NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)
Appendix
($ in millions, except per unit amounts) NRGY Status Quo Adjustments NRGY Pro Forma (Post-Spin)
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Operating Assets $79.5 $82.6 $85.7 $89.0 $79.5 $82.6 $85.7 $89.0
Distributions from NRGM LP Interest 93.8 96.3 97.2 98.0 (72.3) (74.3) (75.0) (75.6) 21.4 22.0 22.2 22.4
Distributions from NRGM GP Interest 15.7 19.6 20.9 22.1 0.0 0.0 0.0 0.0 15.7 19.6 20.9 22.1
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $189.2 $198.8 $204.0 $209.4 $116.9 $124.4 $129.0 $133.8
Interest Expense (Net) ($14.2) ($16.9) ($16.5) ($16.1) ($14.3) ($17.4) ($17.2) ($17.1)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $171.1 $177.9 $183.6 $189.3 $98.6 $103.1 $107.8 $112.8
Distribution Coverage Ratio 1.08x 1.07x 1.05x 1.06x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $158.6 $167.0 $174.4 $178.3 $93.9 $98.2 $102.7 $107.4
Beginning Common Units 131.740 131.740 131.740 131.740 131.740 131.740 131.740 131.740
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.740 131.740 131.740 131.740 131.740 131.740 131.740 131.740
Average Common Units Outstanding 131.740 131.740 131.740 131.740 131.740 131.740 131.740 131.740
Distributable Cash Flow Per LP Unit $1.30 $1.35 $1.39 $1.44 $0.75 $0.78 $0.82 $0.86
Accretion / (Dilution) (%) (42.4%) (42.0%) (41.2%) (40.4%)
Paid Distribution Per LP Unit $1.20 $1.27 $1.32 $1.35 $0.71 $0.75 $0.78 $0.82
Accretion / (Dilution) (%) (40.8%) (41.2%) (41.1%) (39.8%)
Implied NRGY Unit Price @ 5.4% yield >>> $22.49 $23.69 $24.73 $25.28 Implied NRGY Unit Price @ 5.4% yield >>> $13.31 $13.93 $14.56 $15.23
Coverage Cash $12.5 $10.9 $9.2 $11.0 $4.7 $4.9 $5.1 $5.4
Growth Capex (2.0) (2.0) (2.0) (2.0) 0.0 0.0 0.0 0.0 (2.0) (2.0) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) $10.5 $8.9 $7.2 $9.0 $2.7 $2.9 $3.1 $3.4
Shortfall Coverage from Debt $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $21.36 $22.50 $23.49 $24.02 $12.65 $13.23 $13.84 $14.47
New Intrepid Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $10.5 $8.9 $7.2 $9.0 $2.7 $2.9 $3.1 $3.4
Beginning Total Debt $332.3 $321.8 $312.9 $305.7 $0.0 $332.3 $329.6 $326.7 $323.6
Debt Drawdown (Paydown) (10.5) (8.9) (7.2) (9.0) (2.7) (2.9) (3.1) (3.4)
Ending Total Debt $321.8 $312.9 $305.7 $296.7 $329.6 $326.7 $323.6 $320.2
Total Debt / Adjusted EBITDA 1.7x 1.6x 1.5x 1.4x 2.8x 2.6x 2.5x 2.4x
Total Net Debt / Adjusted EBITDA 1.7x 1.6x 1.5x 1.4x 2.8x 2.6x 2.5x 2.4x
Challenge Case Projections
Standalone – Unit Spin Only
Pro Forma Financials – NRGY

Confidential
NRGY
Status Quo
NRGY
Pro Forma
(Post-Spin)
Notes: Market data as of 5/3/2013
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.330) of NRGM units distributed per NRGY unit to legacy NRGY unitholders (see preceding Scenario Overview page for details)
(3) Implied yield based on Bloomberg 20-day VWAP and latest quarterly distribution (annualized)
(4) Represents premium to 20-day VWAP as of 5/3/2013 per Bloomberg
Pro Forma Distributions & Value Creation
NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)
NRGY Value Creation (Relative to Status Quo)
Appendix
Challenge Case Projections
Standalone – Unit Spin Only
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.20 $1.27 $1.32 $1.35 $25.28 4.0%
Implied NRGY Unit Price $21.53 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $21.53
Premium to NRGY 20-Day VWAP (0.6%)
NRGY Distribution (Unit Spin Only) $0.71 $0.75 $0.78 $0.82 $15.23 4.6%
Implied NRGY Unit Price $12.93
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.35% Capitalization Rate
Implied Value to NRGY Unitholder $12.93
(+) Pro Rata Share of NRGM Unit Value $7.83
Adjusted Value to NRGY Unitholder $20.75
Premium to Status Quo NRGY Unit Value (3.6%)
Premium to NRGY 20-Day VWAP (4.2%)
(1)
(4)
(2)
(4)
(3)
(3) (1)
NRGM LP Interest Retained by NRGY
0.0% 10.0% 15.0% 20.0% 30.0%
4.00% 8.1% 11.2% 12.7% 14.3% 17.4%
4.50% 2.3% 4.5% 5.5% 6.6% 8.7%
5.00% (2.2%) (0.9%) (0.2%) 0.5% 1.8%
5.35% (5.0%) (4.1%) (3.2%) (2.2%)
6.00% (9.1%) (8.9%) (8.8%) (8.7%) (8.5%)
6.50% (11.8%) (12.0%) (12.1%) (12.3%) (12.5%)
(3.6%)

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure
Confidential

Crestwood
MIDSTREAM PARTNERS LP

Lean Gas
Crude Oil

Greenhill |

Confidential
Nat. Gasoline
Opportunities for Crestwood Expansion
Butane
Iso-Butane
Ethane
Propane
Crestwood Midstream Partners LP
Growing and De-Risking Through Diversification
Percentage of Total Gathering Volumes by Shale Play
2010A 2012A 2013E
Crestwood has pursued a
dual-prong strategy of
geographic and operational
diversification
By expanding into new
basins, Crestwood is now
better positioned having
reduced its dependence on
single producers and shale
plays
Further, Crestwood’s
position across the shale
play life-cycle allows the
partnership to deliver steady
cash flows appropriate for
the MLP structure, while
developing longer lead
projects in emerging plays
to help ensure long-term
growth
Note:
(1) Per management investor presentation (3/14/2013)
Source: Company filings, Investor presentations
Growth Strategy – Investing in the Value Chain
Gas Gathering
Pipelines
CO Treating
Gas Gathering
Pipelines
Gas
Processing
Trucks, Barges &
Crude Oil
Pipelines
Crude Oil
Storage
Crude Oil
Refining
Storage
Barges & Refined
Products
Pipelines
Intrastate &
Interstate
Pipelines
Gas Storage
Mixed NGL
Pipelines
NGL
Fractionation
Intrastate &
Interstate
Pipelines
NGL Storage
& Pipelines
Reduced
Gas
Rich Gas
Current Crestwood Operations
Opportunities for Crestwood Expansion
Barnett
100%
Barnett
53%
Marcellus
28%
Fayetteville
10%
Other
9%
Barnett
45%
Marcellus
40%
Fayetteville
10%
Other
5%
343 MMcfd
Gathering
Capacity
823 MMcfd
Gathering
Capacity
1,050 MMcfd
Gathering
Capacity
Appendix
(1)
2

Granite Wash
Barnett Shale
15-20 year contracts
Fayetteville Shale
15 year contracts
Marcellus Shale
20 year contract
+ ROFO on Antero's Western rich gas AOD
Key Operating Statistics (1)
Miles of Pipeline 849
Processing Plants 6
Compression HP (000's) 259
Gathering Volume (MMcf/d) 1,000
Processing Volume (MMcf/d) 224
Avalon Shale
acres to be redeveloped as rich gas play
5 year contracts
Haynesville Shale
6-10 year contracts

Greenhill

Confidential
Overview of Core Assets
(1)
Crestwood Midstream Partners LP
Asset Snapshot
Selected Recent Acquisitions
Field services acquisitions
established Crestwood’s
initial platform - now focused
on bolt-on acquisitions with
operating synergies, and
diversification across the
value chain and commodities
Significant greenfield growth
opportunities
$200+ billion in potential
midstream infrastructure to
support the anticipated
upstream development of
unconventional assets over
the next 2-3 decades
Currently evaluating $1.0+
billion in greenfield
opportunities in developing
plays (Utica, Marcellus,
Niobrara and Avalon /
Permian)
Selected Recently Announced Investments
2013E Revenue Composition
(2)
($ in millions) ($ in millions)
Project Segment / Play Timing Value
CMM Projects Marcellus 2013 $110
West Union Project Marcellus 2H 2013 35
Alliance Projects Barnett 2012 20
Fayetteville Projects Fayetteville 2012 15
Tygard Valley Pipeline Marcellus Q4 2012 70
Pipeline & Processing
Expansion
Granite Wash 2012 30
Processing
Redeployment
Granite / Avalon 2012-13 70
Avalon Rich Gas
Service
Avalon 2012-13 50
Compression &
Treating
Fayetteville 2012-13 24
Notes:
(1) Per Crestwood management presentation (4/11/2013)
(2) Per management investor presentation (3/14/2013)
Source: Company filings, Investor presentations
Appendix
Date Target Description Value
Jan-13
Crestwood Marcellus
Midstream (JV)
65% of gathering
system from GP
$525
Dec-12
Compression assets
from Enerven
Marcellus
compression system
94
Jul-12
Assets from Devon
Energy
Barnett G&P assets 90
Mar-12
Assets from Antero
Resources
Marcellus gathering
system
377
Nov-11 Tristate Sabine
Haynesville / Bossier
assets
73
Apr-11
Assets from Frontier
Gas
Indian Creek G&P
plant
353
Feb-11
Las Animas gathering
system
Avalon shale play
assets
5
Gathering
66%
Compression
20%
Processing
14%

Crestwood
MIDSTREAM PARTNERS LP

1
2
3
4
5
6
7
8
Crestwood Holdings formed
Barnett Shale acquisition
Avalon Shale acquisition
Fayetteville Shale and Granite Wash acquisition
Haynesville Shale acquisition
Marcellus Shale acquisition (CMM Joint Venture formed)
Bolt-on Devon acquisition in rich Barnett Shale
Bolt-on Enerven acquisition in Marcellus Shale
Drop Down of HoldCo's 65% interest in CMM to CMLP
May 2010
Oct 2010
Feb 2011
Apr 2011
May 2011
Nov 2011
Jan 2012
March 2012
Aug 2012
Nov 2012
Dec 2012
Jan 2013
FRC & Management $535MM equity; HoldCo $180MM term loan, arranges $400MM revolver
CMLP issues $153MM equity, $200MM Senior Notes, increases revolver capacity to $500MM
CMLP issues $53MM equity
CMLP issues $103MM equity
HoldCo $400MM term loan (replaced existing loan)
CMM Joint Venture arranges $200MM revolver
CMLP issues $115MM equity
CMLP issues $150MM Senior Notes, increases revolver capacity to $550MM
CMLP issues $129MM Class D Equity to HoldCo

Greenhill

86 Confidential Crestwood Midstream Partners LP History of the Partnership (1) Note: (1) Per Crestwood management presentation (4/11/2013) Source: Company filings, Investor presentations Appendix

Confidential
Source: Company filings and website
Name / Age / Title Experience
Joel D.
Moxley –
54
Senior Vice President & COO
Kelly
Jameson –
48
Senior Vice President, General
Counsel & Corporate Secretary
Crestwood Midstream Partners LP (NYSE: CMLP)
Executive Management
Appendix
Robert G.
Phillips –
58
Chairman, President & CEO
Mr. Phillips has served as Chairman, President and CEO of Crestwood Gas Services GP LLC, the General Partner of Crestwood Midstream
Partners LP since October 1, 2010 and has served as Chairman, President and CEO of Crestwood Holdings Partners, LLC since November 2007.
Previously, Mr. Phillips served as President and CEO and a Director of Enterprise Products Partners L.P. (NYSE:EPD) from February 2005 until
June 2007 and COO and a Director of EPD from September 2004 until February 2005. Phillips also served on the Board of Directors of Enterprise
GP Holdings L.P. (NYSE:EPE) the general partner of EPD from February 2006 until April 2007. He previously served as Chairman of the Board and
CEO of GulfTerra Energy Partners, L.P. (NYSE:GTM), from 1999-2004, prior to GTM's merger with EPD, and held senior executive management positions with El Paso Corporation (NYSE:EP) including President of El Paso Field Services from 1996-2004. Prior to that he was Chairman,
President and CEO of Eastex Energy, Inc. (NASDAQ:ETEX) from 1981-1995
Mr. Moxley has been a partner of Crestwood Holdings Partners, LLC since April 2008. In August 2011 Joel was promoted to Chief Operating Officer
(COO) and will continue to serve as Senior Vice President. He is responsible for Crestwood's operations in the natural gas gathering, gas processing and downstream natural gas liquids (NGLs) segments of the partnership. Before joining Crestwood, Moxley was Senior Vice President of Crosstex
Energy, L.P. (NASDAQ: XTEX) with responsibility for the commercial activities of Crosstex's gas processing and NGL fractionation assets in South
Louisiana as well as the marketing of NGLs for Crosstex companywide from November 2005 through March 2008. Prior to his position at Crosstex, he was a Senior Vice President for Enterprise Products Partners, LP (NYSE: EPD) responsible for the commercial activities of the gas processing and NGL assets in South Texas. Moxley was responsible for the commercial activities for gas processing, NGL fractionation and NGL marketing in S. Texas and S. Louisiana for El Paso Corporation (NYSE: EP) from January 2001 through August 2004. Moxley was a Vice President for PG&E
Corporation (NYSE: PCG) from 1997 to 2000 where he was involved in managing their gas processing, NGL fractionation, and NGL marketing activities in Texas
Mr. Dougherty was appointed Interim Chief Financial Officer and Chief Accounting Officer in January 2013. Mr. Dougherty worked at El Paso
Corporation from 2001 to 2012 and served as their Director of Corporate Accounting, with responsibility over El Paso's corporate segment and in leading El Paso's efforts in addressing complex accounting matters.  Prior to joining El Paso Corporation, Mr. Dougherty was an audit senior manager with KPMG LLP where he gained seven years of experience working with public and private companies in the financial services industry
Mr. Jameson is the Senior Vice President and General Counsel for Crestwood Holdings Partners, LLC as of October 2010. From February 2007 to
October 2010, he served as the US Corporate Secretary and Senior Counsel for TransCanada Pipelines (NYSE: TRP) where he handled corporate legal matters for the wholly-owned and jointly owned subsidiaries. Prior to that, he was Senior Counsel with El Paso Corporation (NYSE: EP), in the corporate legal department. Before joining El Paso Corporation, in 1996, he was Vice President and General Counsel of Cornerstone Natural Gas
Inc. (AMEX: CGA), a midstream natural gas company
Steven M.
Dougherty –
40
Interim CFO & CAO

Confidential
Source: Company filings and website
Name / Age / Title Experience
Heath Deneke –
39
Senior Vice President & Chief
Commercial Officer
Mark Stockard –
46
Vice President – Treasurer & Investor
Relations
Vice President - Finance
Crestwood Midstream Partners LP (NYSE: CMLP)
Executive Management (cont’d)
Appendix
Robert T. Halpin –
Mr. Deneke was appointed Senior Vice President and Chief Commercial Officer in August 2012. He is responsible for developing and executing Crestwood’s growth strategy including large scale North American midstream infrastructure projects and down the value chain merger and acquisition activities. Mr. Deneke was Vice President of Engineering for the Pipeline Group at El Paso Corporation
since October 2009. He was with El Paso since 1996 holding various marketing, business development, and strategic planning roles in
El Paso’s pipeline business
Mr. Stockard joined Crestwood Holdings Partners, LLC at the time of Crestwood's acquisition of the ownership interest in Quicksilver
Gas Services GP LLP and Quicksilver Gas Services LP. His responsibilities include all aspects of the partnership's financial planning, treasury management and investor relations activities. Prior to joining Crestwood, Mr. Stockard was Director of Financial Planning and
Investor Relations at Buckeye Partners, LP (NYSE:BPL) and served as Treasurer of TEPPCO Partners, LP (NYSE:TPP) from 2002 until October 2009. He has 20 years of experience working with publicly traded partnerships
Mr. Halpin joined Crestwood Holdings Partners, LLC in January 2012. Mr. Halpin is responsible for the selection, financial evaluation, and due diligence processes for acquisitions and capital projects for Crestwood.  Prior to joining Crestwood, he was an associate at
First Reserve Corporation, the majority owner of Crestwood’s general partner, since 2009 and has worked closely with the Crestwood management team in the financial modeling and evaluation of acquisitions and growth projects since First Reserve’s investment in the partnership.  Prior to joining First Reserve, Mr. Halpin was an analyst in the global natural resource group at Lehman Brothers
29

Confidential
Source: Company filings and website
Name/ Age / Title Experience
Crestwood Midstream Partners LP (NYSE: CMLP)
Board of Directors
Appendix
Mr. Murchison is President of Encino Energy, LLC, a private oil and gas exploration and production company. Prior to Encino Energy,
Mr. Murchison was a Managing Director at First Reserve, where he worked from 2001 until 2011. Mr. Murchison's responsibilities at First
Reserve included investment origination, structuring, execution, monitoring and exit strategy, with particular emphasis on the reserves sector. Prior to First Reserve, Mr. Murchison was Vice President of Corporate Development at Range Resources Corporation, an
independent oil and gas company. He began his career at Simmons & Company International
Mr. Phillips has served as Chairman, President and CEO of Crestwood Gas Services GP LLC, the General Partner of Crestwood Midstream
Partners LP since October 1, 2010 and has served as Chairman, President and CEO of Crestwood Holdings Partners, LLC since November
2007. Previously, Mr. Phillips served as President and CEO and a Director of Enterprise Products Partners L.P. (NYSE:EPD) from February
2005 until June 2007 and COO and a Director of EPD from September 2004 until February 2005. Phillips also served on the Board of
Directors of Enterprise GP Holdings L.P. (NYSE:EPE) the general partner of EPD from February 2006 until April 2007. He previously served as Chairman of the Board and CEO of GulfTerra Energy Partners, L.P. (NYSE:GTM), from 1999-2004, prior to GTM's merger with EPD, and held senior executive management positions with El Paso Corporation (NYSE:EP) including President of El Paso Field Services from 1996-
2004. Prior to that he was Chairman, President and CEO of Eastex Energy, Inc. (NASDAQ:ETEX) from 1981-1995
Mr. Lambert joined First Reserve in 2007. Prior to joining the firm, Mr. Lambert was an attorney in the Business and International Section of
Vinson & Elkins LLP. Before joining Vinson & Elkins, he was an intern in the Texas Supreme Court, as well as a Military Intelligence
Specialist for the United States Army
Mr. France joined First Reserve in 2007. His responsibilities range from deal origination and structuring to due diligence, execution and monitoring, with particular focus on the reserves sector. Prior to joining the firm, Mr. France was a Vice President in the Natural Resources
Group, Investment Banking Division, at Lehman Brothers. Prior to Lehman Brothers, he was a Senior Consultant at Deloitte & Touche
Mr. Day joined First Reserve in 2000. Mr. Day's responsibilities include investment origination, structuring, execution, monitoring and exit strategy, with particular emphasis on the global natural gas chain and related services for the hydrocarbon  processing industry as well as midstream and downstream assets. Mr. Day is a member of First Reserve's development committee. Prior to joining First Reserve, Mr. Day spent three years with SCF Partners, a private equity investment group specializing in the energy industry, and three years with CS First
Boston and Salomon Brothers
Ms. Gomez LaGatta has served as the Vice President, Treasurer for Quicksilver Resources, Inc. since September 2009. Ms. Gomez LaGatta also served as Vice President, Treasurer of the General Partner (formerly known as Quicksilver Gas Services GP LLC) from September 2009 to October 2010. From 2001 until joining Quicksilver, she served in several positions with Credit Suisse’s corporate and investment banking division
KWK
Robert G. Phillips – 58
Chairman, President & CEO
Timothy H. Day
–
42
Director
J. Hardy Murchison
–
41
Director
Michael G. France
–
35
Director
Joel C. Lambert
–
44
Director
Vanessa Gomez LaGatta
–
35
Director
FRC
FRC
FRC
FRC

Confidential
Source: Company filings and website
Crestwood Midstream Partners LP (NYSE: CMLP)
Board of Directors (cont’d)
Appendix
Name/ Age / Title Experience
Alvin Bledsoe  –
63 Independent
Director
Philip D. Gettig  – 67 Independent
Director
John W.
Somerhalder –
57 Independent
Director
Mr. Bledsoe was elected director of Crestwood Gas Services GP LLC in July 2007. Prior to his retirement in 2005, Mr. Bledsoe served as a certified public accountant for 33 years at Pricewaterhouse Coopers LLP. From 1978 to 2005, he was a senior client engagement and audit partner for large, publicly held energy, utility, pipeline, transportation and manufacturing companies. From 1998 to 2000, Mr. Bledsoe served as
Global Leader of PwC’s Energy, Mining and Utilities Industries Assurance and Business Advisory Services Group, and from 1992 to 2005 as a managing partner and regional managing partner. During his career, Mr. Bledsoe also served as a member of PwC’s governing body. Since
June 2011, Mr. Bledsoe has served as a director and as chair of the audit committee of SunCoke Energy, Inc., a publicly held producer of high-
quality metallurgical coke to the integrated steel industry
Mr. Gettig was elected Director of Crestwood Gas Services GP LLC in July 2007. From February 2000 to December 2005, Mr. Gettig served as the Vice President, General Counsel and Secretary of Prism Gas Systems I, L.P., a natural gas gathering and processing company that was purchased by Martin Midstream Partners L.P., a publicly traded limited partnership, in November 2005. From 1981 to 1999, Mr. Gettig held various positions in the law department of Union Pacific Resources Company (UPR), a publicly traded exploration and production company with substantial natural gas gathering, processing and marketing operations. Positions held by Mr. Gettig included Managing Senior Counsel from
1996 to 1999. Mr. Gettig also served as General Counsel of Union Pacific Fuels, Inc., UPR's wholly-owned gathering, processing and marketing affiliate, from 1996 to 1999. Since retiring from Prism in 2005, Mr. Gettig has provided consulting services and legal counsel to Prism and to various small business entities and individuals
John W. Somerhalder II was elected director of Crestwood Gas Services GP LLC in July 2007. Mr. Somerhalder has served as the President,
Chief Executive Officer and a Director of AGL Resources Inc., a publicly held energy services holding company whose principal business is the distribution of natural gas, since March 2006 and as chairman since November 2007. From 2000 to May 2005, Mr. Somerhalder served as the
Executive Vice President of El Paso Corporation, a natural gas and related energy products provider and one of North America's largest independent natural gas producers, where he continued service under a professional services agreement from May 2005 to March 2006. From
2001 to 2005, he served as the President of El Paso Pipeline Group. From 1996 to 1999, Mr. Somerhalder served as the President of
Tennessee Gas Pipeline Company, an El Paso subsidiary company. From April 1996 to December 1996, Mr. Somerhalder served as President of El Paso Energy Resources Company. From 1992 to 1996, he served as the Senior Vice President, Operations and Engineering, of El Paso
Natural Gas Company. From 1990 to 1992, Mr. Somerhalder served as the Vice President, Engineering of El Paso Natural Gas Company.
From 1977 to 1990, Mr. Somerhalder held various other positions at El Paso Corporation and its subsidiaries until being named an officer in
1990

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

Confidential
Crestwood Base Case
Summary Financial Projections
($ in millions except per unit amounts)
Notes:
(1) Adjustment for non-cash cash compensation
not included in pro forma analysis of combined
company
(2) Unadjusted declared distribution per 5-Year
CMLP Forecast Model from CMLP
Management; Distribution total reflects the
impact of PIK units not receiving a cash
distribution in Q1 2014 (9/30 FYE)
Source: CMLP 5-Year Forecast Model from CMLP
Management; calendarized to 9/30 FYE
Appendix
Calendarized to FYE September 30,
Revenue, less purchases 2014E 2015E 2016E 2017E
Barnett Rich $92.6 $100.0 $106.7 $113.4
7.0%
Granite Wash 8.9 13.5 15.9 17.9 26.2%
Avalon Shale 0.3 0.3 0.2 0.2
(14.8%)
Marcellus Shale 90.5 124.9 137.2 149.3 18.2%
Total Rich Revenue $192.3 $238.7 $260.0 $280.8 13.4%
% of Total Revenue 67.9% 68.0% 66.4% 65.3%
Barnett Dry $51.0 $58.1 $61.6 $65.0
8.4%
Fayetteville Shale 35.3 46.6 62.0 75.2 28.6%
Haynesville 4.8 7.6 8.2 8.8
22.7%
Total Dry Revenue $91.1 $112.4 $131.7 $149.0 17.8%
% of Total Revenue 32.1% 32.0% 33.6% 34.7%
Total Revenue $283.4 $351.1 $391.7 $429.8 14.9%
(-) Operating Expenses ($53.3) ($58.4) ($61.7) ($64.6)
(-) G&A (29.1) (30.3) (31.5) (32.8)
(+) EBITDA from Wedge Capital 0.0 0.0 0.0 0.0
(+) Other Adjustments 0.1 0.0 0.0 0.0
Adjusted EBITDA $201.1 $262.4 $298.5 $332.4 18.2%
(-) Cash Interest Expense ($48.9) ($62.2) ($67.2) ($72.7)
(-) Maintenance Capex (7.9) (7.6) (8.6) (11.1)
(+) Non-cash Compensation 4.3 4.7 4.9 5.1
Distributable Cash Flow $148.5 $197.3 $227.6 $253.7 19.5%
Cash Distributions to LP Unitholders $125.2 $144.0 $158.4 $170.8
Cash Distributions to GP for IDRs 28.1 44.0 58.4 70.8
Cash Distributions Paid $153.3 $187.9 $216.7 $241.6
Average Units Outstanding (mm) 60.540 60.578 60.578 60.578
Distribution Declared Per Unit $2.13 $2.38 $2.61 $2.82 9.9%
Distribution Coverage Ratio 0.97x 1.05x 1.05x 1.05x
Growth Capex $98.0 $76.3 $71.7 $65.4
Net Debt $924.1 $992.3 $1,053.2 $1,105.5
Net Debt / Adjusted EBITDA 4.6x 3.8x 3.5x 3.3x
3-Year
CAGR
(1)
I
(2)

Confidential
Note:
(1) Compression volumes related to the Marcellus only
Source: CMLP 5-Year Forecast Model from CMLP Management; calendarized to 9/30 FYE
Appendix
Crestwood Base Case (cont’d)
Summary Operating Statistics
Calendarized to FYE September 30,
Gathering Volumes (MMcfd)
2014E 2015E 2016E 2017E
Barnett Rich 212.1 210.7 212.3 215.1
0.5%
Granite Wash 41.7 56.9 64.4 70.6 19.2%
Avalon Shale 5.5 4.4 3.8 3.3
(16.1%)
Marcellus Shale 530.8 680.7 728.4 772.6 13.3%
Total Rich Gathering Volumes 790.1 952.6 1,008.9 1,061.7 10.3%
% of Total Gathering 67.1% 67.1% 66.1% 65.5%
Barnett Dry 248.0 274.4 277.3 281.8
4.4%
Fayetteville Shale 111.6 152.0 194.4 228.2 26.9%
Haynesville Shale 28.7 41.0 45.1 48.2 18.8%
Total Dry Gathering Volumes 388.3 467.5 516.8 558.2 12.9%
% of Total Gathering 32.9% 32.9% 33.9% 34.5%
Total Gathering Volumes 1,178.4 1,420.1 1,525.7 1,619.9 11.2%
Processing Volumes (MMcfd)
Barnett 203.0 201.7 203.3 206.0
Granite Wash 41.3 56.3 63.7 69.9
Total Processing Volumes 244.3 258.0 267.0 276.0 4.1%
Compression Volumes (MMcfd)
Total Compression Volumes 484.6 691.4 739.7 784.1 17.4%
Well Connections (Connections Per Year)
Barnett Rich 65 68 68 68
Granite Wash 14 16 15 15
Avalon Shale 0 0 0 0
Marcellus Shale 84 83 72 73
Total Rich Well Connections 163 167 155 156 (1.4%)
Barnett Dry 30 37 33 32
Fayetteville Shale 26 54 60 60
Haynesville Shale 4 5 5 5
Total Dry Well Connections 60 96 98 97 17.4%
Total Well Connections 223 263 253 253 4.3%
3-Year
CAGR
(1)
I

Confidential
Crestwood Upside Case
Summary Financial Projections
($ in millions except per unit amounts)
(2)
II
Notes:
(1) Does not include revenue associated with
wedge capital
(2) Adjustment for non-cash cash compensation
not included in pro forma analysis of combined
company
(3) Unadjusted declared distribution per 5-Year
CMLP Forecast Model from CMLP
Management; Distribution total reflects the
impact of PIK units not receiving a cash
distribution in Q1 2014 (9/30 FYE)
Source: CMLP 5-Year Forecast Model from CMLP
Management; calendarized to 9/30 FYE
Appendix
Calendarized to FYE September 30,
Revenue, less purchases 2014E 2015E 2016E 2017E
Barnett Rich $92.6 $100.0 $106.7 $113.4
7.0%
Granite Wash 8.9 13.5 15.9 17.9 26.2%
Avalon Shale 0.3 0.3 0.2 0.2
(14.8%)
Marcellus Shale 90.5 124.9 137.2 149.3 18.2%
Total Rich Revenue $192.3 $238.7 $260.0 $280.8 13.4%
% of Total Revenue 67.9% 68.0% 66.4% 65.3%
Barnett Dry $51.0 $58.1 $61.6 $65.0
8.4%
Fayetteville Shale 35.3 46.6 62.0 75.2 28.6%
Haynesville 4.8 7.6 8.2 8.8
22.7%
Total Dry Revenue $91.1 $112.4 $131.7 $149.0 17.8%
% of Total Revenue 32.1% 32.0% 33.6% 34.7%
Total Revenue $283.4 $351.1 $391.7 $429.8 14.9%
(-) Operating Expenses ($53.3) ($58.4) ($61.7) ($64.6)
(-) G&A (29.1) (30.3) (31.5) (32.8)
(+) EBITDA from Wedge Capital 30.8 72.1 110.8 156.5
(+) Other Adjustments 0.1 0.0 0.0 0.0
Adjusted EBITDA $231.9 $334.4 $409.3 $488.9 28.2%
(-) Cash Interest Expense ($59.1) ($86.3) ($101.6) ($118.8)
(-) Maintenance Capex (7.9) (7.6) (8.6) (11.1)
(+) Non-cash Compensation 4.3 4.7 4.9 5.1
Distributable Cash Flow $169.2 $245.3 $304.0 $364.1 29.1%
Cash Distributions to LP Unitholders $134.7 $174.7 $206.0 $238.2
Cash Distributions to GP for IDRs 31.9 58.9 83.5 108.6
Cash Distributions Paid $166.5 $233.6 $289.5 $346.7
Average Units Outstanding (mm) 63.998 70.151 74.166 78.530
Distribution Declared Per Unit $2.16 $2.49 $2.77 $3.03 12.0%
Distribution Coverage Ratio 1.02x 1.05x 1.05x 1.05x
Growth Capex $498.0 $301.3 $371.7 $365.4
Net Debt $1,166.3 $1,344.7 $1,551.9 $1,748.9
Net Debt / Adjusted EBITDA 5.0x 4.0x 3.8x 3.6x
3-Year
CAGR
(1)
(3)

Confidential
Crestwood Upside Case (cont’d)
Summary Operating Statistics
(1)
Note:
(1) Operating statistics do not reflect wedge capital (same as Base Case)
(2) Compression volumes related to the Marcellus only
Source: CMLP 5-Year Forecast Model from CMLP Management; calendarized to 9/30 FYE
Appendix
II
Calendarized to FYE September 30,
Gathering Volumes (MMcfd)
2014E 2015E 2016E 2017E
Barnett Rich 212.1 210.7 212.3 215.1
0.5%
Granite Wash 41.7 56.9 64.4 70.6 19.2%
Avalon Shale 5.5 4.4 3.8 3.3 (16.1%)
Marcellus Shale 530.8 680.7 728.4 772.6 13.3%
Total Rich Gathering Volumes 790.1 952.6 1,008.9 1,061.7 10.3%
% of Total Gathering 67.1% 67.1% 66.1% 65.5%
Barnett Dry 248.0 274.4 277.3 281.8
4.4%
Fayetteville Shale 111.6 152.0 194.4 228.2 26.9%
Haynesville Shale 28.7 41.0 45.1 48.2 18.8%
Total Dry Gathering Volumes 388.3 467.5 516.8 558.2 12.9%
% of Total Gathering 32.9% 32.9% 33.9% 34.5%
Total Gathering Volumes 1,178.4 1,420.1 1,525.7 1,619.9 11.2%
Processing Volumes (MMcfd)
Barnett 203.0 201.7 203.3 206.0
Granite Wash 41.3 56.3 63.7 69.9
Total Processing Volumes 244.3 258.0 267.0 276.0 4.1%
Total Compression Volumes 484.6 691.4 739.7 784.1 17.4%
Well Connections (Connections Per Year)
Barnett Rich 65 68 68 68
Granite Wash 14 16 15 15
Avalon Shale 0 0 0 0
Marcellus Shale 84 83 72 73
Total Rich Well Connections 163 167 155 156 (1.4%)
Barnett Dry 30 37 33 32
Fayetteville Shale 26 54 60 60
Haynesville Shale 4 5 5 5
Total Dry Well Connections 60 96 98 97 17.4%
Total Well Connections 223 263 253 253 4.3%
3-Year
CAGR
Compression Volumes (MMcfd)
(2)

Confidential
Crestwood Challenge Case
Summary Financial Projections
($ in millions except per unit amounts)
(1)
III
Notes:
(1) Adjustment for non-cash cash compensation
not included in pro forma analysis of combined
company
(2) Includes $40 million earn-out payment to
Antero related to performance in the
Marcellus; Assumed financed with CMLP
revolver borrowings
Source: CMLP Adjusted EBITDA Forecast Model from
Inergy Management; calendarized to 9/30 FYE
(2)
Appendix
Calendarized to FYE September 30,
Revenue, less purchases 2014E 2015E 2016E 2017E
Barnett Rich $101.5 $117.1 $130.1 $141.6
11.7%
Granite Wash 5.8 5.7 5.7 5.8 0.0%
Avalon Shale 0.3 0.3 0.2 0.2
(15.1%)
Marcellus Shale 92.5 120.7 137.2 149.3 17.3%
Total Rich Revenue $200.2 $243.7 $273.3 $297.0 14.0%
% of Total Revenue 71.1% 75.0% 76.9% 78.1%
Barnett Dry $43.3 $40.2 $38.6 $37.3
(4.9%)
Fayetteville Shale 33.0 35.9 38.6 41.1 7.7%
Haynesville 5.2 5.1 5.1 5.0
(1.0%)
Total Dry Revenue $81.5 $81.3 $82.2 $83.5 0.8%
% of Total Revenue 28.9% 25.0% 23.1% 21.9%
Total Revenue $281.7 $325.0 $355.4 $380.4 10.5%
(-) Operating Expenses ($53.2) ($55.6) ($57.3) ($58.9)
(-) G&A (29.1) (30.3) (31.5) (32.8)
(+) EBITDA from Wedge Capital 0.0 0.0 0.0 0.0
(+) Other Adjustments 0.0 0.0 0.0 0.0
Adjusted EBITDA $199.4 $239.1 $266.7 $288.8 13.2%
(-) Cash Interest Expense ($52.7) ($63.0) ($67.7) ($72.6)
(-) Maintenance Capex (7.9) (7.6) (8.6) (11.1)
(+) Non-cash Compensation 4.3 4.7 4.9 5.1
Distributable Cash Flow $143.1 $173.3 $195.3 $210.3 13.7%
Cash Distributions to LP Unitholders $123.8 $132.5 $143.0 $150.1
Cash Distributions to GP for IDRs 23.9 32.5 43.0 50.1
Cash Distributions Paid $147.7 $165.1 $186.0 $200.3
Average Units Outstanding (mm) 60.578 60.578 60.578 60.578
Distribution Declared Per Unit $2.04 $2.19 $2.36 $2.48 6.6%
Distribution Coverage Ratio 0.97x 1.05x 1.05x 1.05x
Growth Capex $101.1 $62.7 $54.5 $53.3
Net Debt $963.9 $1,018.3 $1,063.5 $1,106.8
Net Debt / Adjusted EBITDA 4.8x 4.3x 4.0x 3.8x
3-Year
CAGR

Confidential
Crestwood Challenge Case (cont’d)
Summary Operating Statistics
Note:
(1) Compression volumes related to the Marcellus only
Source: CMLP Adjusted EBITDA Forecast Model from Inergy Management; calendarized to 9/30 FYE
III
Appendix
Calendarized to FYE September 30,
Gathering Volumes (MMcfd)
2014E 2015E 2016E 2017E
Barnett Rich 232.6 248.0 259.2 268.9
5.0%
Granite Wash 29.6 29.6 29.4 29.5 (0.1%)
Avalon Shale 5.6 4.5 3.8 3.3
(16.4%)
Marcellus Shale 543.6 662.1 728.4 772.6 12.4%
Total Rich Gathering Volumes 811.4 944.1 1,020.8 1,074.2 9.8%
% of Total Gathering 70.0% 73.9% 76.0% 77.4%
Barnett Dry 209.9 190.6 175.6 164.6
(7.8%)
Fayetteville Shale 103.9 108.6 112.1 115.6 3.6%
Haynesville Shale 33.9 34.0 33.8 33.6 (0.3%)
Total Dry Gathering Volumes 347.8 333.2 321.5 313.8 (3.4%)
% of Total Gathering 30.0% 26.1% 24.0% 22.6%
Total Gathering Volumes 1,159.2 1,277.3 1,342.3 1,388.1 6.2%
Processing Volumes (MMcfd)
Barnett 230.2 245.5 257.1 266.3
Granite Wash 29.6 29.6 29.4 29.5
Total Processing Volumes 259.9 275.1 286.5 295.8 4.4%
Compression Volumes (MMcfd)
Total Compression Volumes 486.2 691.9 800.8 878.4 21.8%
Well Connections (Connections Per Year)
Barnett Rich 105 107 100 102
Granite Wash 7 6 6 6
Avalon Shale 0 0 0 0
Marcellus Shale 93 77 72 73
Total Rich Well Connections 205 190 177 180 (4.2%)
Barnett Dry 0 0 0 0
Fayetteville Shale 24 22 21 21
Haynesville Shale 4 3 2 2
Total Dry Well Connections 28 25 23 23 (5.5%)
Total Well Connections 232 215 200 203 (4.4%)
3-Year
CAGR
(1)

Confidential

1. Executive Summary
2. Strategic Rationale
3. Process Update
4. Pro Forma Analysis
5. Valuation Summary
Appendix
A. Pro Forma Analysis – Standalone Scenarios
B. Additional Information on Crestwood
C. Crestwood Forecast Scenario Detail
D. Transaction Structure

Confidential
Transaction Structure Diagram
Illustrative Transaction Steps
(1)(2)
NRGY
Crestwood
Holdings LLC
CMLP
Inergy
Holdings GP
NRGM
LP Interest,
GP Control
+ IDRs
GP Control
LP Interest
NRGY Distributes 100% of
its NRGM LP Ownership
Interest Pro Rata to
Existing NRGY Unitholders
Crestwood Holdings
Acquires Inergy Holdings
GP from IHGP
Stakeholders for Cash
LP Interest,
GP Control + IDRs
Remaining
Operating Assets
100% Interest
NRGY
Crestwood
Holdings LLC
CMLP NRGM
LP Interest
Remaining
Operating Assets
100% Interest
LP Interest,
GP Control
+ IDRs
LP Interest
LP Interest,
GP Control
+ IDRs
GP Control
Notes:
(1) Steps 1-3 are assumed to occur simultaneously
(2) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
Source: Company filings, Investor presentations
Appendix
1 2
Crestwood Holdings Acquires Inergy Holdings
GP from Inergy Holdings GP Stakeholders for Cash
NRGY Distributes 100% of its NRGM LP Ownership Interest
Pro Rata to Existing NRGY Unitholders
CMLP Public
Unitholders
NRGY Public
Unitholders

CMLP Public
Unitholders

Transaction Structure Diagram (cont’d)
Illustrative Transaction Steps
(1)(2)
Notes:
(1) Steps 1-3 are assumed to occur simultaneously
(2) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
(3) Determination of units to be made at Crestwood’s discretion
Source: Company filings, Investor presentations
Appendix
NRGM Acquires CMLP from
Crestwood Holdings and
Public Unitholders in a Unit-for-
Unit Exchange Plus a
One-Time Cash Payment
LP Interest,
GP Control
+ IDRs
GP Control
100% Interest
GP Control
+ IDRs
LP Interest
100% Interest
GP Control
+ IDRs
LP Interest,
GP Control
+ IDRs
LP Interest
LP Interest
+ GP Control
LP Interest
NRGY
NRGY
CMLP Public
Unitholders
Remaining
Operating Assets
NRGM
CMLP
Crestwood
Holdings LLC
Remaining
Operating Assets
NRGM
CMLP
CMLP Public
Unitholders
Crestwood
Holdings LLC
Confidential

3 4
NRGY Acquires CMLP General Partner, IDRs, and 6.7mm CMLP
Units from Crestwood Holdings (or 7.1mm Pro Forma
NRGM Units) (3) in Exchange for NRGY Units (Debt Free)
NRGM Acquires CMLP from Crestwood Holdings and
Public Unitholders in a Unit-for-Unit Exchange Plus a
One-Time Cash Payment
NRGY Acquires CMLP General Partner, IDRs,
and 6.7mm CMLP Units from Crestwood
Holdings (or 7.1mm Pro Forma NRGM Units) (3)
in Exchange for NRGY Units (Debt Free)

Transaction Structure Diagram (cont’d)
Illustrative Transaction Steps
(1)(2)
Notes:
(1) Steps 1-3 are assumed to occur simultaneously
(2) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
Source: Company filings, Investor presentations
Confidential
Appendix
Pro Forma Partnership Organizational Structure
NRGY Public
Unitholders
LP Interest
+ GP Control
LP Interest
100% Interest
LP Interest
GP Control
+ IDRs
100% Interest
Former CMLP
Operating Assets
NRGM
NRGM Public
Unitholders
Remaining
Operating Assets
NRGY
Crestwood
Holdings LLC